UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20546

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
DMC GLOBAL INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 13, 2026
8:30 a.m. MDT
11800 Ridge Parkway
Suite 300
Broomfield, Colorado 80021

NOTICE of Annual Meeting of Stockholders

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

INTERNET Visit the website on your proxy card

BY TELEPHONE Call the telephone number on your proxy card

BY MAIL Sign, date and return your proxy card in the enclosed envelope

IN PERSON Attend the annual meeting in Broomfield, Colorado

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS PROVIDED TO YOU AND VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM SUCH RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

To the Stockholders of DMC Global Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DMC Global Inc., a Delaware corporation, will be held on May 13, 2026, at 8:30 a.m. MDT at 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021, for the following purposes:
1.To elect the six director nominees identified in the accompanying proxy statement to hold office until the 2027 Annual Meeting of Stockholders;
2.To approve a non-binding, advisory vote on the compensation of our named executive officers;
3.To approve the amendment and restatement of the DMC Global Inc. 2025 Omnibus Incentive Plan;
4.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
5.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The Board of Directors has fixed the close of business on March 19, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and at any adjournment or postponement thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 13, 2026. Similar to last year, we will be using the “Notice and Access” method that allows companies to provide proxy materials to stockholders via the Internet. On or about March 31, 2026, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials which contains specific instructions on how to access Annual Meeting materials via the Internet, as well as instructions on how to request paper copies. We believe this process should provide a convenient way to access your proxy materials and vote. This Notice, the Proxy Statement, the Notice of Internet Availability of Proxy Materials, and our annual report on Form 10-K for the fiscal year ended December 31, 2025 are available at www.investorvote.com/boom.

By Order of the Board of Directors,
ERIC V. WALTER
Chief Financial Officer

2026 PROXY SUMMARY
THIS SUMMARY HIGHLIGHTS AND SUPPLEMENTS INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. THE SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER AND THE ENTIRE PROXY STATEMENT SHOULD BE READ CAREFULLY BEFORE VOTING.

ANNUAL MEETING OF STOCKHOLDERS

Time and Date	8:30 a.m. MDT, May 13, 2026
Place	11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
Record Date	March 19, 2026
VOTING MATTERS

Proposal	Board Vote Recommendation	Page Reference (for more detail)
1.Election of directors	FOR each Nominee	6
2.Advisory vote on executive compensation	FOR	18
3.Approval of the amendment and restatement of the DMC Global Inc. 2025 Omnibus Incentive Plan	FOR	19
4.Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026	FOR	33

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	1

INFORMATION CONCERNING THE ANNUAL MEETING AND VOTING
GENERAL
The Board of Directors (the “Board”) of DMC Global Inc., a Delaware corporation, is soliciting proxies for use at the 2026 Annual Meeting of Stockholders to be held on May 13, 2026, at 8:30 a.m., MDT (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes described in this proxy statement and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021. On or about March 31, 2026, we will mail to all stockholders entitled to vote at the meeting a Notice of Internet Availability of Proxy Materials that contains specific instructions on how to access Annual Meeting materials via the Internet, as well as instructions on how to request paper copies. Unless the context otherwise requires, references to “the Company,” “DMC,” “we,” “us” or “our” refer to DMC Global Inc.
PROXY SOLICITATION COSTS
We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies via the Internet may be supplemented by mail, telephone, or personal solicitation by our directors, officers, or other regular employees. No additional compensation will be paid to directors, officers, or other regular employees for such services.
OUTSTANDING SHARES AND QUORUM
Only holders of record of common stock at the close of business on March 19, 2026, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 19, 2026, we had 20,475,151 shares of common stock outstanding and entitled to vote. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.
The presence, in person or by proxy duly authorized, of the holders of a majority in voting power of the outstanding shares of common stock entitled to vote will constitute a quorum at the Annual Meeting. However, if a quorum is not represented at the Annual Meeting, the meeting may be adjourned by either the chair of the meeting or by vote of the holders of a majority in voting power of the shares represented at the meeting.
VOTING RIGHTS AND PROCEDURES
Votes cast by proxy or in person will be counted by one or more persons appointed by us to act as inspectors (the “Election Inspectors”) for the Annual Meeting. The Election Inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will not have any effect on Proposals 1, 2, 3, or 4.
Broker non-votes occur when a broker holding stock on behalf of a beneficial owner (in which case the stock is commonly referred to as being held “in street name”) lacks authority to vote the shares on some matters. Brokers are permitted to vote on “routine” proposals when they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters in the absence of such instructions. Proposal 4 relating to the ratification of the appointment of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2026 is considered “routine,” and as such there will be no broker non-votes for such proposal.

2	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

INFORMATION CONCERNING THE ANNUAL MEETING AND VOTING Appraisal Rights
However, brokers will not be allowed to vote without instruction on Proposals 1, 2, or 3. The Election Inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Broker non-votes will have no effect on Proposals 1, 2, or 3.
We urge you to give voting instructions to your broker on all proposals.
Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present; however, under our Majority Voting Policy, any director who fails to receive a majority of the votes cast (in person or by proxy) in an uncontested election is required to submit a letter of resignation to the Board. See “Majority Voting Policy” below. Proxies may not be voted for a greater number of persons than there are nominees.
The non-binding advisory vote on the compensation of our named executive officers (Proposal 2) requires the affirmative vote of the holders of a majority of the votes cast with respect to the proposal.
The approval of the amendment and restatement of the DMC Global Inc. 2025 Omnibus Incentive Plan (Proposal 3) requires the affirmative vote of the holders of a majority of the votes cast with respect to the proposal.
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026 (Proposal 4) requires the affirmative vote of the holders of a majority of the votes cast with respect to the proposal.
If no direction is indicated on a proxy card, the shares will be voted FOR each of the nominees in Proposal 1 and FOR each of Proposals 2, 3, and 4 set forth in this proxy statement. The persons named as proxies will have discretionary authority to vote on any other matters that are properly presented at the Annual Meeting.
APPRAISAL RIGHTS
No action is proposed at the Annual Meeting for which the laws of the state of Delaware or our Bylaws provide a right of our stockholders to dissent and obtain appraisal of or payment for such stockholder’s common stock.
REVOCABILITY OF PROXIES
Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time prior to the Annual Meeting. It may be revoked by filing with our Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.
VOTING YOUR SHARES
Stockholder of Record: If you are a stockholder of record, there are several ways for you to vote your shares, as follows:
●Via the Internet: If you received a Notice of Internet Availability of Proxy Materials, you can access our proxy materials and vote online. Instructions to vote online are provided in the Notice.
●By Telephone: You may vote your shares by calling the telephone number specified on your proxy card. You will need to follow the instructions on your proxy card and the voice prompts.
●By Written Proxy: If you have received or requested a paper copy of the proxy materials, please date and sign the proxy card and return it promptly in the accompanying envelope.
●In Person: All stockholders of record may vote in person at the Annual Meeting. For those planning to attend in person, we also recommend submitting a proxy card or voting by telephone or via the Internet to ensure that your vote will be counted if you later decide not to attend the meeting.
Beneficial Owner: If you are a beneficial owner, you should have received voting instructions from your broker, bank or other nominee. Beneficial owners must follow the voting instructions provided by their nominee in order to direct such broker, bank or other nominee as to how to vote their shares. The availability of telephone and Internet voting depends on the voting process of such broker, bank or nominee. Beneficial owners must obtain a legal proxy from their broker, bank or nominee prior to the Annual Meeting in order to vote in person.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	3

INFORMATION CONCERNING THE ANNUAL MEETING AND VOTING Householding
HOUSEHOLDING
The Securities and Exchange Commission (the “SEC”) permits companies and intermediaries (such as brokers) to deliver a single set of proxy materials to stockholders who share an address, a practice known as “householding.” Householding reduces duplicate mailings and helps lower printing and mailing costs. Each stockholder at a shared address continues to receive a separate voting instruction card and retains the right to vote all shares owned. If you receive householded materials and would like to receive a separate copy of the proxy materials, free of charge, please contact DMC Global Inc., c/o Corporate Secretary, 11800 Ridge Parkway, Suite 300, Broomfield, CO 80021, or call (303) 665-5700. We will promptly deliver separate copies upon request. Stockholders who currently receive multiple copies of our materials at a single address and who wish to request householding of future mailings should contact their broker, bank, or other nominee.
STOCKHOLDER PROPOSALS
Proposals of stockholders that are intended to be presented at our 2027 Annual Meeting of Stockholders and to be included in our proxy materials for the meeting must be received by us no later than December 1, 2026, in order to be included in the proxy statement and proxy relating to that annual meeting.
Notice of any stockholder proposal to be considered at our 2027 Annual Meeting of Stockholders but not included in our proxy materials, must be submitted in writing and received by us in the manner set forth in our Bylaws. In general, the Bylaws provide that such a notice must be delivered not later than 90 days and not earlier than 120 days prior to the first anniversary of this year’s annual meeting date, or between January 13, 2027 and February 12, 2027, inclusive of any information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
CONTACT INFORMATION
If you have questions or need more information about the Annual Meeting, or if you wish to submit a question or question to be asked at the Annual Meeting, you may write to or call:
Corporate Secretary
DMC Global Inc.
11800 Ridge Parkway, Suite 300
Broomfield, CO 80021
(303) 665-5700
corpsecretary@dmcglobal.com
You are also invited to visit the Company website at www.dmcglobal.com. The Company’s website materials are not incorporated by reference into this proxy statement.

4	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

INFORMATION CONCERNING THE ANNUAL MEETING AND VOTING Notice to Investors Concerning Forward-Looking Statements
NOTICE TO INVESTORS CONCERNING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including statements regarding our growth opportunities at each business unit, our expectations regarding the performance of our business units, and the benefits of acquiring the remaining 40% of Arcadia Products LLC. Such statements are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to the risks detailed from time to time in our SEC reports, including the Annual Report on Form 10-K for the year ended December 31, 2025. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	5

PROPOSAL 1 ELECTION OF DIRECTORS
There are six nominees for election to the Board. Each director elected will hold office until the 2027 Annual Meeting, or until his or her successor is elected and qualified, or until such director’s earlier death, resignation, or removal. Clifton Peter Rose is not standing for re-election at the 2026 Annual Meeting.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. Each of the nominees has consented to be named as a nominee and to serve as a director if elected. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Corporate Governance and Nominating Committee of the Board may propose.
NOMINEES
The names of the nominees and certain information about them are set forth below. In addition, we have included information about each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that the nominee should serve as a director of the Company, in light of our business and corporate strategy.

Name	Position	Age
James O’Leary	Executive Chairman, President and Chief Executive Officer	63
John R. Doubman	Director	54
Ruth I. Dreessen	Director	70
Michael A. Kelly	Director	69
Ouma Sananikone	Lead Independent Director	68
Sharon S. Spurlin	Director	61

6	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PROPOSAL 1 / ELECTION OF DIRECTORS Nominees

Director since: 2023	JAMES O’LEARY

	Skills and Qualifications ●Comprehensive leadership experience in a range of industries, with deep experience in building and industrial products ●Diverse board experience	Current Public Company Directorships: ●Builders FirstSource, Inc.

Mr. O’Leary was appointed as a director in November 2023, Executive Chairman of the Board on October 16, 2024, and as the Company’s President and Chief Executive Officer effective as of July 1, 2025 after serving as Interim President and Chief Executive Officer since November 29, 2024. He currently serves as a director of Builders FirstSource, Inc. (NYSE: BLDR), the nation’s leading supplier of structural building products, value-added components and services to the professional building market. He served as Chairman of the Board of a predecessor company, BMC Stock Holdings, Inc., prior to its merger with Builders FirstSource in 2021. He served as a director of BMC beginning in 2014. He also serves on the boards of several private equity owned companies and as a Senior Advisor to certain private equity firms. He previously served as Chairman and Chief Executive Officer of WireCo Worldgroup, Inc., a leading global manufacturer of engineered wire, steel rope, and synthetic rope, from January 2017 until July 2019. Prior to this, Mr. O’Leary served as Chairman of the Board and Chief Executive Officer of Kaydon Corporation, Inc., a diversified global manufacturer of precision industrial goods, from March 2007 until its successful sale in October 2013. From October 2013 to March 2014, Mr. O’Leary served as a Senior Advisor to the SKF Group, the acquiror of Kaydon Corporation, Inc. From 2005 to March 2007, he served as an independent director of Kaydon Corporation, Inc. Mr. O’Leary is a certified public accountant (currently inactive) in the State of New York and holds a B.B.A. from Pace University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

Director since: 2025 Independent Committees: ●Risk ●Compensation	JOHN R. DOUBMAN

Skills and Qualifications
●Executive leadership and operational experience in specialty chemicals and industrial manufacturing
●Strategic planning, business development and portfolio management experience
●Technical and business background in engineering-driven industries

Mr. Doubman was appointed as a director in June 2025. He has served as Chief Executive Officer of ICP Group, a leading manufacturer of specialty coatings, adhesives, and sealants serving the construction and industrial markets, since September 2023. Mr. Doubman rejoined ICP Group after serving as president of its Building Solutions Group from July 2020 to December 2021. Before becoming CEO of ICP Group, Mr. Doubman served as Chief Operating Officer of Ecore International, a leading manufacturer of recycled rubber indoor and outdoor surfaces, from March 2022 to August 2023. Previously, he spent 13 years at Cabot Corporation, a global specialty chemicals and performance materials company, holding various leadership roles, including senior vice president of Corporate Strategy and Development and president of the Specialty Fluids segment. Mr. Doubman holds a B.S. in mechanical engineering from Bucknell University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	7

PROPOSAL 1 / ELECTION OF DIRECTORS Nominees

Director since: 2020 Independent Committees: ●Audit (Chair) ●Compensation ●Corporate Governance and Nominating	RUTH I. DREESSEN

Skills and Qualifications
●Extensive financial and management background in investment banking and private equity in the chemical and related industries
●Substantial experience in financial analysis, capital markets and strategic planning
●Over two decades of financial leadership experience in the chemical, energy and petrochemical industries

Ms. Dreessen was appointed as a director in October 2020. She has more than 25 years of experience in financial leadership roles, specifically in the chemical industry. From 2020 to 2024, Ms. Dreessen served as an Operating Partner of Triten Energy Partners, a private equity firm. From 2012 to 2023, she served as a director, and from 2015 to 2023, Chairperson of Gevo, Inc. (NASDAQ: GEVO), a publicly held company focused on sustainable aviation fuel. From 2010 to December 2018, Ms. Dreessen was a Managing Director of Lion Chemical Partners, LLC, a private equity firm focused on chemical and related industries. Prior to joining Lion Chemical Partners, Ms. Dreessen served as the Executive Vice President and Chief Financial Officer of TPC Group Inc. from 2005 to 2010. Before joining TPC Group, Ms. Dreessen was Senior Vice President, Chief Financial Officer and Director of Westlake Chemical Corporation. Previously she spent 21 years at J.P. Morgan Securities LLC and predecessor companies, ultimately as a Managing Director of chemicals investment banking. Ms. Dreessen received her undergraduate degree from the New College of Florida and holds a master’s degree in International Affairs from Columbia University. In 2024, Ms. Dreessen earned a CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University.

Director since: 2020 Independent Committees: ●Compensation (Chair) ●Corporate Governance and Nominating ●Risk	MICHAEL A. KELLY

Skills and Qualifications
●Diversified background in finance, operations and the life sciences industry
●Extensive skills in executive leadership, finance, operations and management
●In depth experience with a multinational company operating in global markets
Current Public Company Directorships: ●Amicus Therapeutics, Inc. ●NeoGenomics, Inc. ●Prime Medicine, Inc.

Mr. Kelly was appointed as a director in July 2020. He has more than two decades of executive experience in senior leadership roles in the life sciences industry. He founded and has served as President of Sentry Hill Partners, LLC, a global life sciences transformation and management consulting business, since January 2018. Mr. Kelly worked in various capacities at Amgen, Inc. from 2003 to 2017, most recently as Senior Vice President, Global Business Services from July 2014 to July 2017, and as acting Chief Financial Officer from January to July 2014. Prior to his service at Amgen, he served as Chief Financial Officer of Tanox, Inc. from 2000 to 2003, Vice President, Finance and Corporate Controller of Biogen, Inc. from 1998 to 2000 and Vice President, Finance and Chief Financial Officer of Nutrasweet Kelco Company from 1996 to 1998. From February 2019 to April 2023, he served on the board of directors of HOOKIPA Pharma, Inc., a biopharmaceutical company, and from August 2020 to May 2022, he served on the board of directors of Aprea Therapeutics, Inc., a biopharmaceutical company. He currently serves as an independent member of the board of directors for each of Amicus Therapeutics, Inc. (NASDAQ: FOLD), NeoGenomics, Inc. (NASDAQ: NEO) and Prime Medicine, Inc. (NASDAQ: PRME) each of which is a publicly traded company. Mr. Kelly holds a bachelor’s degree in Business Administration from Florida A&M University.

8	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PROPOSAL 1 / ELECTION OF DIRECTORS Nominees

Director since: 2023 Independent Committees: ●Corporate Governance and Nominating (Chair) ●Audit	OUMA SANANIKONE

Skills and Qualifications
●Extensive financial and management background in investment banking and finance
●Significant experience in strategic planning at both executive and board levels
●Deep leadership experience in the finance and investment management sectors
Current Public Company Directorships: ●iA Financial Group (Toronto Stock Exchange) ●Gecina (Paris Stock Exchange)

Ms. Sananikone was appointed as a director in August 2023 and as Lead Independent Director in October 2024. She has over 30 years in finance and investment management experience at both executive and board levels. Ms. Sananikone retired as Managing Director, Corporate Strategy & Development, of BT Financial Group/Westpac Banking Corporation in 2003. She served in various consulting roles from 2003 to 2006 and from 2005 to 2008 was an Honorary Australian Financial Services Fellow on behalf of the Government of Australia. From 2000 to 2001 she was the Chief Executive Officer of Aberdeen Asset Management PLC. She is currently serving on the boards of iA Financial Group, Innergex Renewable Energy, Inc., and Ivanhoe Cambridge, Inc. She previously served on the board of Hafnia Ltd from November 2019 to November 2023. She graduated with a B.A. in Economics and Political Science from Australian National University and holds a Masters of Commerce from New South Wales University.

Director since: 2025 Independent Committees: ●Audit ●Risk	SHARON S. SPURLIN

Skills and Qualifications
●Extensive financial leadership experience in the energy, midstream and petrochemical industries
●Significant expertise in corporate finance, governance and risk management
●Public company board and audit committee leadership experience
Current Public Company Directorships: ●AdvanSix Inc. ●Smart Sand, Inc.

Ms. Spurlin was appointed as a director in September 2025. She has served as senior vice president and treasurer at Plains All American Pipeline, a multi-billion-dollar public company engaged in the transportation, storage and marketing of crude oil and natural gas liquids across the U.S. and Canada, since October 2014. Previously, Ms. Spurlin was chief financial officer of petrochemical company PetroLogistics LP, where she led the company's IPO and governance structure development. Her career also includes senior finance leadership roles at PL Midstream and American Ref-Fuel Company, as well as audit leadership positions at Arthur Andersen. She serves on the board of AdvanSix Inc. (NYSE: ASIX), a diversified chemical company, where she chairs the compensation, leadership and development committee and previously chaired the nominating and governance committee. She is also a director at Smart Sand, Inc. (NASDAQ: SND), a leading supplier of frac and industrial sand, where she chairs the audit committee. Ms. Spurlin holds a bachelor's degree in accounting, magna cum laude, from Texas A&M University-Kingsville. She is a Certified Public Accountant in the State of Texas and an active member of the National Association of Corporate Directors and the American Institute of CPAs.

REQUISITE VOTE
Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present; however, pursuant to our Majority Voting Policy, any director who fails to receive a majority of the votes cast (in person or by proxy) “FOR” such nominee is required to submit a letter of resignation to the Board. Abstentions and broker non-votes will not be counted as votes cast for purposes of this proposal and will have no legal effect on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	9

EXECUTIVE OFFICERS
The following individuals serve as our executive officers. Each executive officer is appointed by the Board and serves at the pleasure of the Board, subject to the terms of applicable employment agreements or arrangements as described under “Employment Agreements.”

Name	Position	Age
James O’Leary	Executive Chairman, President and Chief Executive Officer	63
Eric Walter	Chief Financial Officer	56
Brett Seger	Chief Accounting Officer	42
James Schladen	President, Arcadia Products	67
Ian Grieves	President and Managing Director, DynaEnergetics	57
Antoine Nobili	President and Managing Director, NobelClad	54
James O’Leary. Information regarding Mr. O’Leary, our Executive Chairman, President and Chief Executive Officer is provided under Proposal 1 of this proxy statement under the caption, “Nominees.”
Eric Walter. Mr. Walter was named Chief Financial Officer of the Company on February 28, 2023, after serving as Senior Vice President of Finance since January 23, 2023. Prior to this role, Mr. Walter spent the past six years with Jacobs (NYSE: J), a $15 billion engineering and professional services firm. During this time, he held a variety of roles including CFO of the People & Places Solutions business, Jacobs’ largest division with annual revenue of $9 billion, as well as led the treasury, shared services, and FP&A functions. Before joining Jacobs, Mr. Walter worked for 13 years in the industrial distribution sector, first at Unisource Worldwide, Inc. and later at Veritiv Corporation (NYSE: VRTV), in a variety of financial leadership roles. Prior to this experience, Mr. Walter worked at Arthur Andersen, Accenture, and a private equity-owned software company. Mr. Walter graduated with a B.A. in Accounting and Business Administration from Furman University and an M.B.A. from Duke University. He also holds the Certified Public Accountant (inactive), Chartered Financial Analyst, and Certified Treasury Professional (inactive) designations.
Brett Seger. Mr. Seger was named Chief Accounting Officer on March 1, 2023. He served as the Company’s Vice President of Finance Integration since January 2022, with the primary responsibility of managing the coordination of significant financial activities relating to the Company’s subsidiary Arcadia Products, LLC (“Arcadia Products”). Prior to joining the Company, Mr. Seger spent over a decade as an employee of Ernst & Young LLP, most recently as an Audit Senior Manager. Mr. Seger graduated with a B.S. in Accounting and an M.B.A. from the University of Denver and also holds the Certified Public Accountant professional designation.
James Schladen. Mr. Schladen was named President of Arcadia Products, effective February 3, 2025. He previously served in this position from 2000 to January 2, 2023. Mr. Schladen started at Arcadia Products in 1986 and subsequently left to co-found
Wilson Partitions, a building products business focused on commercial interior products. Wilson Partitions was acquired by Arcadia Products in 1998, at which time Mr. Schladen rejoined the company and worked in various roles, including Head of Sales for Arcadia Commercial Exteriors and as President of Commercial Interiors, until he was appointed President in 2000. Mr. Schladen has a B.S. in Business Economics from the University of California, Los Angeles.
Ian Grieves. Mr. Grieves serves as President and Managing Director of DynaEnergetics, having previously served as Senior Vice President and General Manager of DynaEnergetics from his appointment in January 2013. From 2006 until joining the Company, Mr. Grieves was employed by Lydall Inc. as senior vice president of the company’s performance materials division from 2010 to 2013, and as vice president and general manager Europe of the company’s filtration division from 2006 to 2010. From 1995 to 2005, he was employed in various financial and general management positions with AAF International Inc., with his last position being that of vice president and general manager of AAF Europe from 2003 to 2005. Mr. Grieves studied economics and graduated from the University of Sunderland, United Kingdom.
Antoine Nobili. Mr. Nobili was named President and Managing Director of NobelClad in July 2020. Previously, he spent 11 years as managing director of NobelClad’s European operations. He joined the business in 1995 as a research and development engineer. In 2000, he was promoted to product manager, and led the commercialization of NobelClad’s explosion-welded electrical transition joints, which today are used extensively by the global aluminum smelting industry. He was named general manager of operations of NobelClad’s manufacturing facility in Rivesaltes, France in 2003. In 2009, he became managing director of the EMEA region (Europe, Middle-East and Africa), including NobelClad’s manufacturing operations in Germany. Mr. Nobili holds an M.B.A. from IFG – the French Institute for Business and Administration and a master’s degree in mechanical engineering from the National School of Engineers of Tarbes.

10	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

BOARD OF DIRECTORS
MEETING ATTENDANCE
Directors are encouraged to attend our Annual Meeting of Stockholders. All of our directors then in office attended the 2025 Annual Meeting of Stockholders.
During the fiscal year ended December 31, 2025, the Board held 17 meetings. During the fiscal year ended
December 31, 2025, each of our directors attended more than 75% of the aggregate of (i) the number of meetings of the Board held during the period in which he or she was a director and (ii) the number of meetings of the committees on which he or she served.
DIRECTOR INDEPENDENCE
The Board has determined that six of the seven current directors, Messrs. Doubman, Kelly, and Rose and Mses. Dreessen, Sananikone, and Spurlin, are “independent” directors under the rules promulgated by the SEC and applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”). In making its determinations of independence, the Board considered factors for each director such as other directorships, employment or consulting arrangements, and any relationships with our customers or suppliers. The Board also considered a review of any transactions with entities associated with our directors or members of their immediate family.
The Board determined that there were no related party transactions or other relationships that needed to be considered in evaluating whether these directors are independent. Mr. O’Leary, our Executive Chairman, President and Chief Executive Officer, is the only Board member nominated for re-election who is not independent based on these criteria.
Mr. Rose is a current director and will continue to serve through the end of his current term. He is not standing for re-election at the 2026 Annual Meeting.
All current members of each of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee are independent directors. Our independent directors hold regularly scheduled meetings in executive session, at which only independent directors are present.
BOARD LEADERSHIP STRUCTURE
We believe our Board leadership structure provides the appropriate balance between independent oversight and management insight. The Board believes its independent directors should have the flexibility to determine the leadership structure that best serves the Company and its stockholders as circumstances evolve. Mr. O’Leary currently serves as Executive Chairman, President and Chief Executive Officer. Having a combined Executive Chairman and Chief Executive Officer is only one component of our leadership structure, which also includes a Lead Independent Director and active, independent non-employee directors. After evaluating the Company’s needs, the Board has determined that having Mr. O’Leary serve as Executive Chairman in addition to his management role, is appropriate at this time, particularly given the counterbalance provided by a strong Lead Independent Director role and other governance practices. Ms. Sananikone, our Lead Independent Director, assists the Executive Chairman in preparing Board meeting agendas and serves as liaison between the Executive Chairman and the independent directors.
Our Board currently has six independent directors and one non-independent director, Mr. O’Leary. Many of our independent directors are currently serving or have served as senior management or directors of other public companies. We believe that this depth of experience and independence benefits the Company and its stockholders.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	11

BOARD OF DIRECTORS Board Committees
BOARD COMMITTEES
The Board currently has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Risk Committee. Each committee operates under a written charter, which sets forth the functions and responsibilities of the committee. A copy of the charter of each committee can be viewed on our website, www.dmcglobal.com.
MEMBERS OF THE COMMITTEES OF THE BOARD OF DIRECTORS

	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Risk Committee
INDEPENDENT DIRECTORS
John R. Doubman
Ruth I. Dreessen
Michael A. Kelly
Clifton Peter Rose***
Ouma Sananikone**
Sharon S. Spurlin
NON-INDEPENDENT DIRECTORS
James O’Leary*

Member	Chair
		*Executive Chairman	**Lead Independent Director	***Mr. Rose is not standing for re-election at the 2026 Annual Meeting
The Audit Committee
The Audit Committee meets with our independent registered public accounting firm at least four times a year to review quarterly financial results and the annual audit, discuss financial statements and related disclosures, and consider the accountants’ comments as to internal control over financial reporting, staffing and management performance and procedures in connection with the annual audit and internal control over financial reporting. The Audit Committee is also responsible for appointing the independent registered public accounting firm. The current members of the Audit Committee are Mses. Dreessen, Sananikone and Spurlin and Mr. Rose, each of whom is a non-employee director that the Board has determined to be “independent” under Section 10A of the Exchange Act, the rules promulgated by the SEC thereunder, and the applicable Nasdaq listing standards.
Under its Charter, the Audit Committee must be comprised of three or more independent directors, at least one of whom qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K. The Audit Committee has determined that Ms. Dreessen qualifies as an “audit committee financial expert” under the SEC rules. The Charter assigns the Audit Committee responsibility for overseeing the Company’s compliance with the Code of Ethics and Business Conduct (“Code of Ethics”) as it relates to financial statement and reporting issues and related party transactions subject to disclosure under Item 404 of SEC Regulation S-K.
During 2025, the Audit Committee met eight times.

12	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

BOARD OF DIRECTORS Board Committees
The Compensation Committee
The Compensation Committee makes recommendations to the Board regarding salaries, incentive compensation and equity-based awards for employees and non-employee directors under our stock incentive plan, and performs such other compensation-related functions as the Board may delegate. The Compensation Committee is also responsible for reviewing and recommending to the Board the Compensation Discussion and Analysis included in the Company’s proxy statement.
The Compensation Committee has authority to retain compensation consultants, outside counsel and other advisors as it deems appropriate in its sole discretion. The current members of the Compensation Committee are Messrs. Kelly, Doubman and Rose and Ms. Dreessen, each of whom is a non-employee director that the Board has determined to be “independent” under SEC and Nasdaq rules. In addition to the six formal meetings held during 2025, members of the Compensation Committee met informally several times in 2025 to discuss the Company’s permanent CEO transition effective July 1, 2025.
During 2025, the Compensation Committee met six times.
The Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee recommends to the Board director nominees and corporate governance policies for the Company. The current members of the Corporate Governance and Nominating Committee are Mses. Sananikone and Dreessen, and Messrs. Kelly and Rose, each of whom is a non-employee director that the Board has determined to be “independent” under SEC and Nasdaq rules. The main purposes of this Committee are (i) to identify and recommend individuals to the Board for nomination as members of the Board and its committees; (ii) to develop and recommend to the Board corporate governance guidelines applicable to the Company; (iii) to oversee the Board’s annual evaluation of its performance; (iv) in coordination with the Audit Committee, oversee compliance with the Company’s Code of Ethics; and (v) to undertake such other duties as the Board may from time to time delegate to the Committee.
During 2025, the Corporate Governance and Nominating Committee met five times.
The Risk Committee
The Risk Committee is responsible for broad oversight of risk, with the primary purpose of assisting the Board with its oversight of the Company’s level of risk, risk assessment and risk management in areas not otherwise addressed by other committees of the Board, including review of the health, safety, environmental and sustainability practices and policies of the Company. The Risk Committee is also responsible for review of controls around cybersecurity and incident responses, reviewing the Company’s information security budget and independent assessments of the Company’s information security programs, and reviewing the Company’s Cybersecurity Incident Response Plan.
The current members of the Risk Committee are Messrs. Rose, Doubman, and Kelly and Ms. Spurlin, each of whom is a non-employee director that the Board has determined to be “independent” under SEC and Nasdaq rules.
During 2025, the Risk Committee met four times.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	13

CORPORATE GOVERNANCE
DMC is committed to sound principles of corporate governance. Our Board has adopted Corporate Governance Guidelines and other corporate governance policies that supplement certain provisions of our bylaws and relate to the composition, structure, interaction and operation of the Board. Our Board periodically, and at least annually, reviews and revises the Corporate Governance Guidelines and other policies, as appropriate, to ensure that they reflect our Board’s corporate governance objectives and commitments. Copies of our Corporate Governance Guidelines and other governance documents can be found on the “Governance – Governance Documents” page of the “Investors” section of our website at www.dmcglobal.com. You should review these documents for a complete understanding of these corporate governance practices, but some of the key elements of our strong governance policies and practices are summarized below:
TERM LIMITATIONS
Our Corporate Governance Guidelines provide that directors should serve no longer than a total of 15 years as a non-employee director or after the director’s 75th birthday.
OVERBOARDING AND LIMITS ON BOARD SERVICES
The Corporate Governance and Nominating Committee considers each director’s ability to dedicate sufficient time, energy and attention to the fulfillment of their duties when it nominates directors each year and when identifying leadership positions on our Board, including committee chairs. Our Corporate Governance Guidelines state that a director may not serve on the boards of more than four total public companies including the Board, unless the director is the chief executive officer of a public company, in which case the limit is two total boards. No member of the Audit Committee may serve on the audit committees of more than three total public companies, unless the Board determines that such service would not impair the ability of the director to effectively serve on the Audit Committee.
All DMC directors are currently in compliance with our overboarding policy.
MAJORITY VOTING POLICY
The Board has adopted a majority voting policy (the “Majority Voting Policy”) as part of its Corporate Governance Guidelines. The policy stipulates that, at any stockholder meeting at which directors are subject to an uncontested election, if the number of votes “withheld” for any nominee exceeds the number of votes “FOR” such nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall submit to the Board a letter of resignation for consideration by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the offer of resignation. In the event that all members of the Corporate Governance and Nominating Committee are among the nominees for director who are offering to resign, the Board shall appoint a special committee of one or more other independent directors to act on behalf of the Corporate Governance and Nominating Committee with respect to this policy. The Board shall act promptly with respect to each such letter of resignation and shall promptly notify the director concerned of its decision.

14	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

CORPORATE GOVERNANCE Annual Board Assessments
ANNUAL BOARD ASSESSMENTS
In order to monitor and improve its effectiveness, and to solicit and act upon feedback received, the Board engages in a formal self-evaluation process. The Board believes that in addition to serving as a tool to evaluate and improve performance, evaluations can serve several other purposes, including the promotion of good governance, integrity of financial reporting, reduction of risk, strengthening of the Board-management partnership, and helping set and oversee Board expectations of management. The Board takes a multi-year perspective to identify and evaluate trends and assure itself that areas identified for improvement are appropriately and timely addressed. As part of the Board’s evaluation process, directors consider various topics related to Board composition, structure, effectiveness and responsibilities and the overall mix of director skills, attributes, experience and backgrounds. While the Board conducts a formal evaluation annually, the Board considers its performance and that of its committees continuously throughout the year and shares feedback with management.
STOCK OWNERSHIP GUIDELINES
We have stock ownership guidelines applicable to our non-employee directors, CEO and other named executive officers. For a description of these guidelines, please see “Compensation Discussion and Analysis - Stock Ownership Guidelines.”
INSIDER TRADING POLICY
We maintain an insider trading policy that governs purchases, sales, and other transactions involving DMC securities and have implemented processes for the Company that are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. The policy applies to the Company’s officers, directors, all other employees, and consultants and contractors, as well as their immediate family members and household members. The policy prohibits insider trading, tipping, and any transaction in DMC securities, or in the securities of other companies, while in possession of material nonpublic information. Certain individuals are subject to blackout periods and pre-clearance requirements, and the policy includes procedures governing the adoption of Rule 10b5-1 trading plans. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
PLEDGING AND HEDGING POLICIES
Our directors, officers and employees are prohibited from engaging in short sales, trading in derivative securities such as puts, calls, or other options, or entering into hedging transactions that are designed to hedge or offset any potential decline in the value of DMC common stock. They are also prohibited from holding DMC securities in a margin account or pledging DMC securities as collateral for a loan.
CODE OF ETHICS AND BUSINESS CONDUCT
We have adopted a Code of Ethics and Business Conduct that applies to all members of our Board and all of our employees, including our principal executive officer, principal financial officer, principal accounting officer and all other senior members of our finance and accounting departments. We require all employees to adhere to our Code of Ethics in addressing legal and ethical issues encountered in conducting their work. Our Board periodically, and at least annually, reviews and revises our Code of Ethics, as appropriate. We intend to disclose any waivers of the Code of Ethics that would otherwise be required to be disclosed on Form 8-K or on our website. A copy of our Code of Ethics is available on our website, www.dmcglobal.com.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	15

CORPORATE GOVERNANCE Risk Oversight
RISK OVERSIGHT
Our senior management manages the risks facing the Company under the oversight and supervision of the Board. The Company has a global Enterprise Risk Management (“ERM”) team, which comprises senior management in key business areas. The ERM team employs a proactive approach to reviewing and analyzing current and potential risks facing the Company and reports to the Board regarding the ERM process and risk findings on a quarterly basis. While the full Board is ultimately responsible for risk oversight at our Company, our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting processes and internal controls around those processes (including cybersecurity related thereto), the Company’s compliance with legal and regulatory requirements and the financial risks of the Company. The Corporate Governance and Nominating Committee oversees governance matters, including primary oversight of the Code of Ethics and Business Conduct.
The Compensation Committee oversees the Company’s executive compensation strategy and programs, incentive compensation arrangements and the evaluation of risks related thereto. The Risk Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of the Company’s level of risk, risk assessment and risk management in areas not otherwise addressed by other committees of the Board, including the review of our information security programs and budgets, as well as review of our Cybersecurity Incident Response Plan and independent assessments of our information security programs. Other general business risks such as economic and regulatory risks are monitored by the full Board. The Board and Committees use outside resources to assist them in analyzing and monitoring certain risks, such as cybersecurity, in order to supplement the expertise and experience of the directors and management.

DIRECTOR NOMINATIONS
The Company does not have a formal policy regarding the consideration of director candidates recommended by stockholders; however, the Corporate Governance and Nominating Committee reviews recommendations and evaluates nominations received from stockholders in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. Any stockholder nominations proposed for Board consideration should include the nominee’s name and qualifications for Board membership and should be mailed to DMC Global Inc., c/o Corporate Secretary, 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021.
Qualifications for consideration as a director nominee may vary according to the particular area of expertise being sought as a complement to the existing Board composition.
However, in making its nominations, the Corporate Governance and Nominating Committee considers, among other things, an individual’s skills, attributes and functional, business and industry experience, financial background, breadth of knowledge about issues affecting our business, integrity, independence, diversity of experience, leadership, ability to exercise sound and ethical business judgment and time available for meetings and consultation. Using our director skills matrix as a guide, as well as the results of our annual Board and committee self-assessment process, the Nominating and Corporate Governance Committee evaluates the composition of our Board annually and identifies, for consideration by the full Board, areas of expertise and other qualities that would complement and enhance our current Board. The diverse set of core competencies represented on our current Board is summarized below:

16	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

CORPORATE GOVERNANCE Communications with the Board

Director Nominees	O’Leary	Doubman	Dreessen	Kelly	Sananikone	Spurlin
Key Skills & Experience
Public Company Director (Other than DMC)
Executive Leadership
Industry Background
Financial Literacy/Accounting
Environmental, Social & Governance
Risk Management
Manufacturing
Finance/Capital Markets
Government, Legal, or Regulatory
Human Capital Management/Executive Compensation
International
Mergers, Divestures & Acquisitions
Technology/Innovation
Cybersecurity
For new nominees, the Corporate Governance and Nominating Committee will consider the results of the nominee’s interviews with directors and/or other members of senior management as the Corporate Governance and Nominating Committee deems appropriate.
COMMUNICATIONS WITH THE BOARD
The Board believes that it is important for stockholders to have a process to send communications to the Board. Accordingly, stockholders desiring to send a communication to the Board, or to a specific director, may do so by delivering a letter to our Secretary at DMC Global Inc., c/o Corporate Secretary, 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all members of the Board or specified individual directors. The Secretary will open such communications and make copies and then circulate them to the appropriate director or directors.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	17

PROPOSAL 2 NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Our Board of Directors recognizes stockholders’ interest in our executive compensation program. Pursuant to Section 14A of the Exchange Act and SEC Rule 14a-2(a), we are providing our stockholders the opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers as described in this proxy statement. We encourage you to review all relevant information in this proxy statement, including the Compensation Discussion and Analysis, compensation tables, and related narrative disclosures regarding our compensation arrangements.
In evaluating our executive compensation program for fiscal 2025, we believe it is important to consider the Compensation Committee’s decisions in the context of our 2025 business and financial performance, executive performance, and the pay practices of the companies with whom we compete for talent. Our compensation principles and practices are designed to align executive compensation with stockholder interests and to avoid certain practices that do not serve those interests. We continue to evaluate and modify these principles and practices to support these objectives. We believe our executive compensation program is effectively designed and executed to satisfy these objectives, and that it is deserving of stockholder support.
Stockholders may cast an advisory vote on the frequency of Say on Pay votes at least once every six years, with the next vote scheduled for our 2029 Annual Meeting. At our 2023 Annual Meeting, our stockholders indicated a preference that the non-binding advisory vote on the compensation of our named executive officers occur on an annual basis. We currently hold Say on Pay votes annually, and our next Say on Pay vote will be at our 2027 Annual Meeting.
Our Board strongly endorses the Company’s executive compensation program and recommends that stockholders vote in favor of the following advisory resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Company’s proxy statement is hereby APPROVED.”
REQUISITE VOTE
The advisory vote on the compensation of our named executive officers will be approved by the affirmative vote of the holders of a majority of the votes cast on this proposal. Abstentions and broker non-votes will not be counted as votes cast on the proposal. Our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when considering future decisions on the compensation of our named executive officers. However, this say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 2.

18	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PROPOSAL 3 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN
The Board, upon the recommendation of the Compensation Committee (the “Committee”), is requesting that stockholders approve the amendment and restatement of the DMC Global Inc. 2025 Omnibus Incentive Plan (the “2025 Plan”), including the authority to issue 700,000 additional shares (subject to adjustment for anti-dilution purposes as provided in the 2025 Plan) of our common stock under the 2025 Plan and certain other amendments, the material terms of which are described below. References in this proposal to the “2025 Plan” also refer to the 2025 Omnibus Incentive Plan, as proposed to be amended and restated, unless the context indicates otherwise.
Reasons for the Amendment. We are asking our stockholders to approve the amendment and restatement of the 2025 Plan because we believe the availability of an adequate reserve of shares under the 2025 Plan is an integral part of our compensation program and will promote our continued growth and success.
We believe that our equity compensation program, as implemented under the 2025 Plan, is critical to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of participants to those of the Company’s stockholders. Approval of the amended and restated 2025 Plan should provide us flexibility in our ability to motivate, attract and retain the services of participants who make or are expected to make significant contributions to the Company’s success and to allow participants to share in the Company’s success.
As of March 19, 2026, only 87,151 shares were available for grant under the 2025 Plan. If the amended and restated 2025 Plan is not approved by the stockholders, we will not have adequate shares to deliver our annual equity awards in 2027 or to achieve our broader recruiting, incentive and retention objectives, which are essential to our continued
success. In March 2026 we granted cash-based awards in lieu of certain annual equity-settled awards due to a lack of sufficient shares under the 2025 Plan. While the 2025 Plan permits cash-based awards and the Company has previously granted such awards, we believe it would be more prudent, to the extent practicable, to conserve our cash so it will be available for future growth opportunities. We also believe that any inability to award equity compensation would result in difficulty in attracting, retaining and motivating our employees and other service providers. Equity-based awards are a key element of our overall compensation program because they align employee and stockholder interests while having a smaller impact than increased cash compensation (including continued grants of cash-based awards) would have on current income and cash flow. If our stockholders do not approve the amended and restated 2025 Plan (including the additional shares requested thereunder), the Board and the Committee will reevaluate the Company’s compensation alternatives.
Stockholder approval of the amended and restated 2025 Plan is required to comply with applicable Nasdaq rules and federal tax regulations related to the grant of incentive stock options to employee participants in the 2025 Plan. If the stockholders do not approve this proposal, the additional shares will not be made available and the 2025 Plan will continue in its current form (prior to the proposed amendment and restatement), subject to the previously authorized share limit.
Overview of the 2025 Plan Provisions. The following discussion describes the principal features of the 2025 Plan and a description of the material terms of the proposed amendments to the 2025 Plan.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	19

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Summary of Key 2025 Plan Provisions and Other Compensation Best Practices
SUMMARY OF KEY 2025 PLAN PROVISIONS AND OTHER COMPENSATION BEST PRACTICES
Our compensation practices include many features that the Board believes reflect responsible compensation and governance practices and protect the interests of our stockholders. Approval of the 2025 Plan, as proposed to be amended and restated, will position us to continue and expand these “best practices,” which include:
●Prudent Share Request and Efficient Use of Equity. Subject to adjustments as provided in the 2025 Plan, the maximum number of shares that may be issued under the 2025 Plan may not exceed the sum of (i) 1,260,000 shares of common stock (an increase of 700,000 shares), plus (ii) any shares remaining available for the grant of awards as of May 14, 2025 (the “Effective Date”) under the 2016 Plan, plus   (iii) any shares subject to an award granted under the 2016 Plan, which award is forfeited, cash-settled, cancelled, terminated, expires or lapses for any reason after the Effective Date without the issuance of shares or pursuant to which such shares are forfeited. We are committed to the efficient use of equity awards and are mindful to ensure that our equity compensation program does not overly dilute our existing stockholders. To that end, the Committee considers potential stockholder dilution, including burn rate and overhang, in the design and administration of equity awards.
●No Discounted Stock Options or Stock Appreciation Rights (“SARs”) and Limit on Option and SAR Terms. Stock options and SARs must have an exercise price equal to or greater than the fair market value of the common stock on the date of grant. In addition, the term of an option or SAR cannot exceed 10 years; provided, that, in the case of an incentive stock option granted to a 10% stockholder, the term of such incentive stock option cannot exceed five years.
●No Annual “Evergreen” Provision. The 2025 Plan requires stockholder approval of any additional authorization of shares (other than adjustments for anti-dilution purposes) and does not provide for an annual replenishment of shares under a plan “evergreen” provision.
●No Stock Option or SAR Repricings Without Stockholder Approval. The 2025 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This 2025 Plan provision applies to (i) direct repricings (lowering the exercise price of an option or SAR), (ii) indirect repricings (exchanging an outstanding option or SAR in exchange for cash, options or SARs with an exercise price less than that applicable to the original option or SAR, or for another equity award) and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).
●Minimum Vesting Requirements. Awards granted to a participant under the 2025 Plan generally are subject to a minimum vesting (or earning) period of one year, subject to certain exceptions as noted in the 2025 Plan. Employee equity-settled awards under the 2025 Plan have most recently generally consisted of (i) RSUs and (ii) PSUs. Although the Committee retains discretion to determine the vesting periods for awards and the types of awards that we may grant (subject to the one-year minimum vesting requirement), typically, our RSUs have vested over a three-year period and our PSUs have vested at the end of a three-year period. We believe that our vesting practices are responsible and promote the Company’s incentive and retention objectives.
●Prudent Change in Control Provisions. The 2025 Plan includes prudent “change in control” triggers such as requiring a change in beneficial ownership of more than 25% of our voting stock or consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change in control” to be deemed to have occurred. In addition, the 2025 Plan generally provides that awards will vest upon a change in control only if (i) awards are not assumed or substituted by the surviving company or (ii) even if such awards are assumed, or substituted by the surviving company, a participant’s employment is terminated without cause within specified time periods related to the change in control, unless an award agreement or other agreement or arrangement provides otherwise. In the case of performance-based awards, unless otherwise provided in an award agreement, the awards will vest and be paid based on the greater of actual performance and target performance.

20	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Overview of Key Terms; Proposed Amendments
●Forfeiture and Clawback. The 2025 Plan authorizes the Committee to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to our compensation recovery policies or similar policies that are applicable to the participant or that are imposed under applicable laws.
●Stock Ownership Guidelines. The Company’s directors and executive officers are subject to rigorous stock ownership guidelines.
●Independent Committee. The 2025 Plan is administered by the Committee. All members of the Committee qualify as “independent” under the Nasdaq Global Select Market (“Nasdaq”) listing standards and as “non-employee directors” under Rule 16b-3 adopted under the Exchange Act.
●Conservative Share Counting Provisions for Awards. The 2025 Plan imposes conservative counting and share recycling provisions for awards. For instance, shares subject to awards that are withheld or delivered to satisfy tax withholding requirements or for payment of the exercise price related to an option or SAR (or option or SAR granted under the 2016 Plan), shares not issued or delivered in connection with net settlement of an outstanding award and shares repurchased on the open market with the proceeds of the exercise price of an option will not be added back for reuse under the 2025 Plan.
●Limitation on Non-Employee Director Awards. The 2025 Plan provides that the maximum number of shares subject to awards granted during any 12-month period to a non-employee director, together with any cash-denominated awards under the 2025 Plan and any cash fees paid during the 12-month period for service as a non-employee director, may not exceed $900,000 in total value (calculating the value of awards settled in, or with a value based on, shares based on the fair market value per share on the grant date).
●No Dividends or Dividend Equivalents on Unearned Awards. Dividends and dividend equivalents on awards (other than options or SARs) issued under the 2025 Plan may only be paid if and to the extent the award has vested or been earned.
●Limits on Transferability of Awards. The 2025 Plan does not permit awards to be transferred for value or other consideration.
●Prohibition Against Hedging and Pledging. Our directors, officers and employees are prohibited from engaging in short sales, trading in derivative securities such as puts, calls, or other options, or entering into hedging transactions that are designed to hedge or offset any potential decline in the value of DMC common stock. They are also prohibited from holding DMC securities in a margin account or pledging DMC securities as collateral for a loan.
OVERVIEW OF KEY TERMS; PROPOSED AMENDMENTS
The following is a summary of the material features of the 2025 Plan, as proposed to be amended and restated, and the material terms of the proposed amendments to the 2025 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2025 Plan. It is qualified in its entirety by reference to the full text and terms of the 2025 Plan, a copy of which is attached hereto as Appendix A. We will promptly provide, upon request and without charge, a copy of the full text of the 2025 Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to our Corporate Secretary at 11800 Ridge Parkway, Suite 300, Broomfield, CO 80021. An electronic copy of the 2025 Plan is also available free of charge as Appendix A to the electronic version of this Proxy Statement on the SEC’s website at www.sec.gov, and a copy of the 2025 Plan, prior to its current amendment and restatement, is available free of charge as an exhibit to our Registration Statement on Form S-8 (File No. 333-287285) filed with the SEC on May 14, 2025 on the SEC’s website at www.sec.gov. Stockholders should refer to the 2025 Plan for more complete and detailed information about the 2025 Plan.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	21

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Overview of Key Terms; Proposed Amendments
Proposed Amendments
The material changes to the 2025 Plan, as proposed to be amended and restated, include:
●An increase in the number of shares of common stock that may be issued under the 2025 Plan of 700,000 shares, such that the maximum aggregate number of shares that we may issue pursuant to awards granted under the 2025 Plan may not exceed (i) 1,260,000 shares, plus (ii) any shares remaining available for the grant of awards as of the Effective Date under the 2016 Plan, plus (iii) any shares subject to an award granted under the 2016 Plan, which award is forfeited, cash-settled, cancelled, terminated, expires or lapses for any reason after the Effective Date without the issuance of shares or pursuant to which such shares are forfeited (in each case, subject to adjustment as provided in the 2025 Plan).
●A corresponding increase in the maximum number of shares that may be issued pursuant to incentive stock options of 700,000 shares to 1,260,000 shares (subject to adjustment as provided in the 2025 Plan).
●A minor modification of the annual non-employee director award limits to provide that the maximum number of shares subject to awards granted during any 12-month period to any non-employee director, taken together with any cash-denominated awards under the 2025 Plan or any cash fees during such period, may not exceed $900,000 in total value.
●A minor modification to the treatment of awards upon a change in control to provide that the default treatment provided in the Plan will be applicable unless such awards are assumed or substituted by the continuing entity on substantially equivalent terms or with substantially equivalent economic benefits (as determined by the Committee prior to the change in control);
●A minor modification of the default treatment of performance shares, performance share units and other awards (if performance-based) upon a change in control to provide that, unless otherwise provided in an award agreement, such awards will vest and be paid based on the greater of actual performance and target performance.
Eligibility
Awards under the 2025 Plan may be granted to selected employees, directors and consultants of the Company and its affiliates in the discretion of the Committee (as defined below under “Administration”). As of March 19, 2026, approximately 50 employees and six non-employee directors were eligible to be selected to participate in the 2025 Plan.
Shares Reserved for Issuance Under the 2025 Plan; Award Limitations
If this Proposal 3 is approved, the maximum aggregate number of shares that we may issue pursuant to awards granted under the 2025 Plan may not exceed the sum of (i) 1,260,000 shares of common stock (currently 560,000 shares), plus (ii) any shares remaining available for the grant of awards as of the Effective Date under the 2016 Plan, plus (iii) any shares subject to an award granted under the 2016 Plan, which award is forfeited, cash-settled, cancelled, terminated, expires or lapses for any reason after the Effective Date without the issuance of shares or pursuant to which such shares are forfeited. Of the amount described in the preceding sentence, no more than 1,260,000 shares may be issued under the 2025 Plan pursuant to the grant of incentive options. These share limitations are subject to adjustment for anti-dilution purposes as described below.
In addition, under the 2025 Plan, in any 12-month period, the maximum number of shares of common stock subject to awards granted to any non-employee director, taken together with any cash-denominated awards under the 2025 Plan and cash fees paid during such 12-month period to such non-employee director, may not exceed $900,000 in total value, subject to adjustment for anti-dilution purposes as described below.
If an award is canceled, terminates, expires, is forfeited or lapses for any reason, any such unissued or forfeited shares subject to the award will again be available for issuance pursuant to awards granted under the 2025 Plan. The following also are not included in calculating the 2025 Plan share limitations described above: (i) awards which are settled in cash, (ii) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards and (iii) the number of shares subject to an award other than an option or SAR not issued for any reason, including by reason of failure to achieve maximum performance factors or criteria.
The following shares may not again be made available for issuance as awards under the 2025 Plan: any

22	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Overview of Key Terms; Proposed Amendments
shares (i) withheld or delivered to satisfy the tax withholding requirements for an award; (ii) not issued or delivered as a result of the net settlement of an outstanding award; (iii) withheld or delivered to pay the exercise price related to an option or SAR (or option or SAR granted under the 2016 Plan) and (iv) repurchased on the open market with proceeds of an exercise price of an option. In addition, (i) shares issued under the 2025 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity will not reduce the maximum number of shares available for delivery under the 2025 Plan, and (ii) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2025 Plan and will not reduce the maximum number of shares available under the 2025 Plan, subject, in the case of both (i) and (ii), to applicable stock exchange listing requirements.
The number of shares reserved for issuance under the 2025 Plan and pursuant to outstanding awards, the participant award limitations and the terms of outstanding awards may be adjusted in the event of an adjustment in the capital structure of the Company (such as adjustments due to a merger, stock split, stock dividend or similar event, but excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), as provided in the 2025 Plan.
On March 19, 2026, the closing sales price of the common stock as reported on Nasdaq was $4.85 per share.
Administration
The 2025 Plan is administered by the Committee or such other committee as the Board may select consisting of two or more members of the Board, subject to Board discretion to assume administration of the Plan. Each member of the Committee is independent under Rule 16b-3 adopted under the Exchange Act and Nasdaq listing standards. The Board and the Committee are referred to in this discussion collectively as the “Committee.”
Subject to the terms of the 2025 Plan, the Committee’s authority includes but is not limited to the authority to: (i) select the employees, directors and consultants to whom awards may be granted under the 2025 Plan; (ii) determine whether and to what extent awards are granted under the 2025 Plan; (iii) determine the size and types of awards granted under the 2025 Plan; (iv) approve forms of award agreements for use under the 2025 Plan; (v) determine the terms and conditions of any award granted under the 2025 Plan; (vi) establish performance goals for any performance period and determine whether such goals were satisfied; (vii) amend the terms of any outstanding award granted under the 2025 Plan (provided that, except as otherwise provided in the 2025 Plan, no such amendment will reduce the exercise price of outstanding options or SARs without the approval of the stockholders of the Company, and provided further, that any amendment that would materially adversely affect the participant’s rights under an outstanding vested award will not be made without the participant’s written consent); (viii) correct any defect, supply any omission or reconcile any inconsistency in the 2025 Plan or in any award or award agreement; (ix) construe and interpret the terms of the 2025 Plan and any award and award agreement entered into under the 2025 Plan, and to decide all questions of fact arising in its application; and (x) take such other action, not inconsistent with the terms of the 2025 Plan, as the Committee deems appropriate.
The Committee also has the authority to accelerate the date that any award which was not otherwise exercisable, vested or earned will become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other award granted to any recipient, and may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an award (in each case, taking into account any considerations with respect to Section 409A of the Internal Revenue Code (the “Code”)). Further, the Committee may, at any time, in its discretion provide that an award, shares of common stock, cash or other benefits related to an award will be forfeited and/or recouped if the participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an affiliate, breach of non-solicitation, non-competition, confidentiality or other restrictive covenants or other conduct by the participant that is determined by the Committee to be detrimental to the business or reputation of the Company or any affiliate. In addition, the Committee has the authority and discretion to establish terms and conditions of awards (including, but not limited to, the establishment of subplans) as the Committee determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States.
As noted above, under the 2025 Plan, awards generally are subject to a minimum vesting (or earning) period

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	23

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Overview of Key Terms; Proposed Amendments
of one year (with no installment vesting during such first year). Notwithstanding the foregoing, the Committee may provide for (i) acceleration of vesting and/or exercisability of any award in its discretion, including but not limited to in cases of death, disability or other termination of employment or service or a change in control or subsidiary disposition (to the extent provided in the 2025 Plan); (ii) the grant of an award without a minimum vesting period or with a shorter minimum vesting period, but only with respect to awards for no more than an aggregate of five percent (5%) of the total number of authorized shares under the 2025 Plan and (iii) the grant of (A) awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers, consolidations or similar transactions or (B) awards that are granted in exchange for foregone cash compensation. Subject to
2025 Plan terms, for awards granted to non-employee directors, the minimum vesting period shall end on the earlier of (i) the one year anniversary of the grant date of the award or (ii) the date of the next annual meeting following the stockholders meeting at which directors are elected or appointed to the Board (so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks).
Subject to applicable laws, the Committee may delegate to its authority identified in the 2025 Plan, including the power and authority to make awards to participants who are not “insiders” of the Company subject to Section 16(b) of the Exchange Act, pursuant to such conditions and limitations as the Committee may establish.
Amendment and Termination; No Repricing without Stockholder Approval
The 2025 Plan may be amended, suspended or terminated in whole or in part at any time by the Board, and awards made under the 2025 Plan may be altered, amended, suspended or terminated at any time by the Committee. However, stockholder approval is required of any 2025 Plan amendment if required under applicable laws, and an alteration, amendment, suspension or termination of an award generally may not materially adversely affect the rights of a participant without the participant’s consent (except as otherwise provided in the 2025 Plan). In addition, except for anti-dilution adjustments or in connection with a change in control, stockholder approval is required to (i) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs; (ii) exchange outstanding options or SARs for (A) cash, (B) options or SARs with an exercise price that is less than the exercise price of the original option or SAR or (C) other equity awards at a time when the original option or SAR has an exercise price above the fair market value of the common stock or (iii) take other action with respect to options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of our common stock are listed. The Committee may adjust awards upon the occurrence of certain events, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 Plan or necessary or appropriate to comply with applicable laws or as otherwise provided in the 2025 Plan.
Awards
The types of awards authorized under the 2025 Plan are described below and include: options in the form of incentive options and nonqualified options; restricted awards in the form of restricted stock and RSUs; SARs in the form of freestanding SARs (as defined below) and tandem SARs (as defined below); performance awards in the form of performance shares and PSUs; other stock-based awards; cash-based awards and dividend equivalent awards. Subject to the terms of the 2025 Plan, the Committee has broad authority to determine the terms and conditions of awards.
Options. The 2025 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of our common stock, although incentive options may only be granted to our employees. The Committee will determine the exercise price at which a participant may exercise an option. The exercise price must be no less than 100% of the fair market value per share of our common stock on the date of grant, or 110% of the fair market value with respect to incentive options granted to an employee who owns stock representing more than 10% of the total voting power of all classes of our stock or stock of our parent or subsidiary (except for certain substitute or assumed options of an acquired entity if the terms of such substitution or assumption otherwise comply with applicable tax regulations). The Committee will determine the term and conditions of an option and the period or periods during which, and conditions pursuant to which, a participant may exercise an option. The option term may not exceed 10 years, or

24	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Overview of Key Terms; Proposed Amendments
five years with respect to an employee who possesses more than 10% of the total combined voting power of all classes of our stock or stock of our parent or subsidiary. Options are generally subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement or the Committee provides otherwise.
Stock Appreciation Rights. Under the terms of the 2025 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “tandem SAR”) or may be granted separately (a “freestanding SAR”). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock of equivalent value or some combination thereof, at the discretion of the Committee. The holder of an SAR is entitled to receive from us, for each share of common stock with respect to which the SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of common stock on the date of exercise over the exercise price per share of the SAR. The exercise price may be no less than 100% of the fair market value per share of the common stock on the date the SAR is granted (except for certain substituted or assumed SARs of an acquired entity if the terms of such substitution or assumption otherwise comply with applicable tax regulations).
An SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of tandem SARs. SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement provides otherwise.
Restricted Awards. Restricted awards may be in the form of restricted stock or RSUs that are subject to certain vesting conditions, which conditions must be met in order for such award to vest or be earned, in whole or in part, and no longer be subject to forfeiture. Restricted stock awards are payable in shares of common stock. RSUs may be payable in cash or shares of common stock, or partly in cash and partly in shares of common stock, in accordance with the terms of the 2025 Plan and the discretion of the Committee. The Committee will determine the period of restriction and vesting conditions applicable to any restricted award. Vesting conditions may include, without limitation, payment of a stipulated purchase price, achievement of specific performance goals, continued service or employment for a certain period of time, additional time-based restrictions, a combination of attainment of performance objectives and continued service, disability, death or other termination of employment or service, restrictions under applicable laws or under the requirements of any stock exchange or market upon which the Company’s common stock is listed or traded, holding requirements or sale restrictions placed on the common stock by the Company upon vesting of such awards or any combination of any such or other conditions.
Performance Awards. Performance awards may be in the form of performance shares and/or PSUs. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof (or a combination of both) which is contingent upon the achievement of performance or other objectives during a specified period and that has a value on the date of grant equal to the fair market value (as determined in accordance with the 2025 Plan) of a share of common stock. An award of a PSU is a grant of a right to receive shares of common stock or a designated dollar value amount of common stock that is contingent upon the achievement of performance or other objectives during a specified period, and that has an initial value determined in a dollar amount established by the Committee at the time of grant. The Committee will determine the performance period for each performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, disability, death or other termination of employment or service or a combination of any such or other conditions.
Other Stock-Based Awards. The Committee may grant other stock-based awards that may include, without limitation, the grant of shares of common stock based on attainment of performance goals established by the Committee, the payment of shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee and the payment of shares in lieu of cash under other Company incentive or bonus programs. The Committee will determine the nature, length and starting date of the period of restriction and will impose such other conditions and/or restrictions on any other stock-based awards granted as it may deem advisable. Other stock-based awards may be settled in such manner and at such times as determined by the Committee.
Cash-Based Awards. The Committee may grant cash-based awards, each of which will be evidenced by an agreement that will specify the terms and conditions, restrictions and contingencies, if any, as the Committee, in its sole discretion, will determine.
Dividends and Dividend Equivalent Rights. The Committee may provide that awards granted under the 2025 Plan (other than options or SARs) earn dividends or dividend equivalent rights (“dividend equivalents”); however, dividends and dividend equivalents (whether paid in cash or shares of common stock), if any, on unearned or unvested

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	25

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Overview of Key Terms; Proposed Amendments
awards may not be paid (even if accrued) unless and until the underlying award (or relevant portion thereof)
has vested and/or been earned. No dividends may be paid on options or SARs.
Change in Control
Under the terms of the 2025 Plan, the following provisions will apply in the event of a change in control (except as otherwise provided in an award agreement or specifically prohibited by applicable laws or the rules and regulations of any governing governmental agencies or national securities exchanges):
●Any and all outstanding options and SARs granted under the 2025 Plan will become immediately exercisable unless such awards are assumed or substituted by the continuing entity on substantially equivalent terms or with substantially equivalent economic benefits (as determined by the Committee prior to the change in control); provided, however, that in the event of a participant’s continuous service is terminated without cause (or, if provided for in the applicable award agreement, for good reason) within twenty-four (24) months following consummation of a change in control, any assumed or substituted awards will become immediately exercisable.
●Any period of restriction or other restriction imposed on restricted stock, RSUs, other stock-based awards and cash-based awards will lapse unless such awards are assumed or substituted by the continuing entity on substantially equivalent terms or with substantially equivalent economic benefits (as determined by the Committee prior to the change in control); provided, however, that in the event that a participant’s continuous service is terminated without cause (or, if provided for in the applicable award agreement, for good reason) within twenty-four (24) months following consummation of a change in control, the period of restriction on any assumed or substituted awards will lapse upon such termination.
●Any and all performance shares, PSUs and other awards (if performance-based) will vest and be earned at the greater of actual performance or target performance unless such awards are assumed or substituted by the continuing entity on substantially equivalent terms or with substantially equivalent economic benefits (as determined by the Committee prior to the change in control); provided, however, that in the event that a participant’s continuous service is terminated without cause (or, if provided for in the applicable award agreement, for good reason) within twenty-four (24) months following a consummation of a change in control, the performance conditions and other restrictions applicable to the assumed or substituted award will lapse (and vesting and earning of such award shall accelerate) upon such termination.
●Notwithstanding the above, and unless an award agreement provides otherwise, in the event that a participant has entered into or is a participant in a change in control, employment, severance, consulting or similar agreement, plan or policy with or established by the Company or an affiliate, the participant will be entitled to the greater of the benefits provided upon a change in control of the Company under the 2025 Plan or the other respective agreement, plan or policy, and the other respective agreement, plan or policy will not be construed to reduce the benefits provided to a participant under the 2025 Plan.
Transferability
Incentive stock options may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than transfers for no consideration by will or the laws of intestate succession or, in the Committee’s discretion, transfers for no consideration as may otherwise be permitted in accordance with Section 422 of the Code and related regulations. Awards other than incentive stock options may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than transfers for no consideration by will or the laws of descent and distribution, except for transfers for no consideration if and to the extent permitted by the Committee in a manner consistent with the registration provisions of the Securities Act.

26	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Additional Information Regarding Equity Awards
Forfeiture and Recoupment
As noted above, the 2025 Plan authorizes the Committee to require forfeiture and recoupment of plan benefits if a participant engages in certain types of detrimental conduct and also requires that a participant be subject to and comply with the Company’s clawback policy(ies), stock ownership and retention policy(ies) and/ or other policies adopted by the Company or an affiliate that may apply to the participant or be imposed under an award agreement, other agreement or arrangement and/or applicable laws.
ADDITIONAL INFORMATION REGARDING EQUITY AWARDS
Outstanding Awards and Share Reserves. The following table provides additional information regarding outstanding equity awards and shares available for future awards under the 2025 Plan and the 2016 Plan as of March 19, 2026 (determined, in the case of outstanding performance-based awards, based upon the maximum number of shares that may be delivered). Awards granted under the 2016 Plan that were outstanding on the Effective Date will continue in accordance with their terms, and thus shares subject to such awards will be issued if and to the extent provided under such award terms. As of March 19, 2026, there were a total of 20,475,151 shares of our common stock outstanding, and no options or SARs were outstanding.

Name of Equity Plan	Total Shares Underlying Outstanding Unvested, Performance Share Units(1) (#)	Total Shares Underlying Outstanding Unvested, Time-Based Restricted Stock Awards(2) (#)	Total Shares Underlying Outstanding Unvested, Time-Based Restricted Stock Units(3) (#)	Total Shares Currently Available for Grant (#)
2025 Omnibus Incentive Plan	1,015,688	94,438	—	87,151
2016 Omnibus Incentive Plan	498,772	242,844	67,685	—
TOTALS:	1,514,460	337,282	67,685	87,151
(1)Share amounts are determined based upon the maximum number of shares that may be delivered pursuant to these performance-based awards.
(2)These shares are included in the Company’s outstanding share count.
(3)Excludes 216,121 cash-settled RSUs granted under the 2025 Plan as the associated RSU award agreement provides that such awards must be settled solely in cash.
Historical Annual Share Usage. The following table provides, for each of the past three fiscal years, information regarding (i) full-value, time-based equity awards granted,   vested and forfeited and (ii) full-value, performance-based equity awards granted, vested and forfeited/canceled, in each case, under the 2016 Plan or the 2025 Plan (as applicable) for all plan participants (including, but not limited to, our executive officers). During the past three fiscal years, there were no appreciation awards (options and SARs) granted, exercised or forfeited. For information regarding the terms, conditions and vesting requirements of the awards referenced in the table below, see “Compensation Discussion and Analysis – 2025 Executive Compensation Program In Detail – Long-Term Equity Incentives”.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	27

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Additional Information Regarding Equity Awards

	Shares Underlying Full-Value, Time-Based Equity Awards(1) (#)	Shares Underlying Full-Value, Performance- Based Equity Awards(2) (#)	Basic Weighted- Average Shares Outstanding(3)
Non-Vested as of December 31, 2022	318,298	304,652	19,360,667
Granted in fiscal 2023	291,625	100,330
Vested in fiscal 2023	(265,560)	(42,883)
Forfeited in fiscal 2023	(8,439)	181,155
Non-Vested as of December 31, 2023	335,924	180,944	19,504,542
Granted in fiscal 2024	642,312	306,962
Vested in fiscal 2024	(257,737)	(2,616)
Forfeited in fiscal 2024	(120,478)	175,978
Non-Vested as of December 31, 2024	600,021	309,312	19,667,673
Granted in fiscal 2025	476,810	867,928
Vested in fiscal 2025	(407,646)	(9,811)
Forfeited in fiscal 2025	(70,305)	(147,927)
Non-Vested as of December 31 , 2025	598,880	1,019,502	19,912,020
(1)The shares reflected in this column are subject to awards in the form of restricted stock and RSUs that will be equity-settled. The shares indicated represent the number of shares that the participants may earn under the associated restricted stock or RSU award agreements. This column excludes 216,121 cash-settled RSUs granted under the 2025 Plan as the associated RSU award agreement provides that such awards must be settled solely in cash.
(2)The shares reflected in this column are subject to awards in the form of PSUs. The number of shares represents the maximum number of shares that the participants may earn under the associated PSU award agreements.
(3)Represents the basic weighted-average shares outstanding for each year-end as presented in our Form 10-K.
Burn Rate. Our annual burn rate for fiscal 2025 was 6.8%. Burn rate provides a measure of the potential dilutive impact of our annual equity award program and is defined as the number of shares granted under the Company’s equity plan during the year divided by the basic weighted average shares outstanding. The Company’s three-year average burn rate was 4.5%.
Overhang. We recognize the impact of dilution on our stockholders and have evaluated the 2025 Plan share request carefully in the context of the need to motivate and retain our leadership team and other employees and to ensure that they are focused on our strategic priorities. Our total fully-diluted overhang as of March 19, 2026 was 8.9% and would increase by 2.8% to 11.7% if stockholders approve the additional 700,000 shares proposed to be authorized for grant under the 2025 Plan. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of March 19, 2026. We believe that this number of shares of common stock represents a reasonable amount of potential equity dilution, which will allow us to continue awarding the equity awards that are vital to our overall compensation program.
Expected Share Pool Duration. We currently anticipate that the shares requested in connection with the approval of the amendment and restatement of the 2025 Plan will last for approximately one year based on our historic grant rates and the approximate current share price. However, the actual duration of the shares reserve will depend on currently unknown factors, including but not limited to the Company’s future stock price, changes in participation, our hiring, retention and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, the rate of returned shares due to forfeitures, the need to attract, retain and incentivize key talent, the extent to which awards provide for settlement in stock, and how the Company chooses to balance total compensation between cash and equity-based awards.

28	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Certain United States Federal Income Tax Consequences
CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2025 Plan as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to the Company. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances. Tax laws are subject to change. Generally, amounts taxable as ordinary income to participants under the 2025 Plan in respect of awards are deductible by the Company as compensation income at the same time the participant recognizes the ordinary income for tax purposes, subject to the provisions of the Code, including the limitations of Section 162(m) of the Code.
Incentive Options. Incentive options granted under the 2025 Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to Section 422 of the Code, the grant and exercise of an incentive option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the exercise price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may experience an increase in their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code. We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option.
If the holding period requirements for incentive option treatment described above are met, upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the exercise price, and such amount will be treated as capital gain or loss.
If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the disqualifying disposition as ordinary income to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition of the stock minus the exercise price. Any gain in excess of these amounts may be treated as capital gain.
Pursuant to the Code and the terms of the 2025 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2025 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.
Nonqualified Options. For federal income tax purposes, the grant of a nonqualified option should not result in taxable income to a participant or a tax deduction to the Company. The difference between the fair market value of the stock on the date of exercise and the exercise price will constitute taxable ordinary income to the participant on the date of exercise. The participant’s basis in the shares of common stock acquired upon exercise of a nonqualified option will equal the exercise price plus the amount of ordinary income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.
Stock Appreciation Rights. For federal income tax purposes, the grant of an SAR should not result in taxable income to a participant or a tax deduction to the Company. Upon exercise, the amount of cash and the fair market value of any shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	29

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Certain United States Federal Income Tax Consequences
Restricted Stock Awards. The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Section 83 of the Code. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares.
Restricted Stock Units, Performance Awards, Other Stock-Based Awards, Cash-Based Awards and Dividend Equivalents. The grant of an RSU, performance award, other stock-based award, cash-based award or a dividend equivalent award generally should not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes. However, the participant will recognize ordinary income on account of the settlement of such award. The ordinary income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any shares that are received in settlement of the award.
Section 409A. Awards granted under the 2025 Plan may be subject to Section 409A of the Code and related regulations and other guidance. Section 409A of the Code imposes certain requirements on compensation that is deemed under Section 409A of the Code to involve deferred compensation. If Section
409A of the Code applies to the 2025 Plan or any award, and the 2025 Plan and award do not, when considered together, satisfy the requirements of Section 409A of the Code during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Section 409A of the Code to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Section 409A of the Code. We do not have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.
Tax Withholding. Generally, a participant will be required to pay the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the recipient. Alternatively, the Committee may in its discretion establish procedures to permit a recipient to satisfy such obligations in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to an award, by electing to deliver to the Company shares of common stock held by the participant (which are fully vested and not subject to any pledge or other security interest) or to have the Company withhold shares of common stock from the shares to which the recipient is otherwise entitled. Under the 2025 Plan, the number of shares to be withheld or delivered will have a fair market value (as determined pursuant to the 2025 Plan) as of the date that the amount of tax to be withheld is determined as nearly as equal as possible to, but not exceeding (unless otherwise permitted by the Committee in a manner in accordance with applicable laws, rules, and regulations and applicable accounting principles), the amount of such obligations being satisfied.

30	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN New Plan Benefits
NEW PLAN BENEFITS
Grants of awards under the 2025 Plan to the Company’s executive officers, non-employee directors and other eligible participants are subject to the discretion of the Committee. Therefore, it is not possible to determine the future benefits that will be received by or allocated to these participants under the 2025 Plan.
The table below summarizes awards granted under the 2025 Plan during the fiscal year ended December 31, 2025 to our named executive officers, all current executive officers as a group, all current non-executive directors as a group and all current employees of the Company other than executive officers (including officers who are not executive officers) as a group, excluding the impact of subsequent forfeitures or surrenders. The closing price per share of our common stock on March 19, 2026 was $4.85. Additional information regarding grants made under the 2025 Plan in fiscal year 2025 may be found above under the heading “Compensation Discussion and Analysis – 2025 Executive Compensation Program In Detail – Long-Term Equity Incentives,” “Summary Compensation Table for Fiscal Year 2025,” “Grants of Plan-Based Awards” and “Outstanding Equity Awards at Fiscal Year-End 2025.”

Name and Position	Shares Underlying Time-Based Restricted Stock Awards Granted (#)	Shares Underlying Time-Based Restricted Stock Units Granted(1) (#)	Shares Underlying Performance Share Units Granted (2) (#)	Shares Underlying Options Granted (#)
James O’Leary President and Chief Executive Officer	—	—	216,121	—
Eric Walter Chief Financial Officer	—	—	—	—
Brett Seger Chief Accounting Officer	—	—	—	—
James Schladen President, Arcadia Products	—	—	—	—
Ian Grieves President and Managing Director, DynaEnergetics	—	—	—	—
All current executive officers as a group (6 persons)	—	—	216,121	—
All current non-executive directors as a group (5 persons)	94,438	—	—	—
All current employees, including officers who are not executive officers, as a group	—	—	—	—
(1)Excludes 216,121 cash-settled RSUs granted to Mr. O’Leary under the 2025 Plan as such awards must be settled solely in cash based on the terms of his RSU award agreement.
(2)The shares reflected in this column are subject to awards in the form of PSUs. The number of shares represents the target number of shares that the participants may earn under the associated PSU award agreements.
From January 1, 2026 to March 19, 2026, we have granted 583,446 shares underlying performance share units (at maximum number of shares that can be earned) to certain of our current executive officers, as a group; cash-based awards in the amount of $3,360,445 to our current executive officers, as a group; and cash-based awards in the amount of $1,989,317 to our other current employees, as a group.
As of March 19, 2026, the following number of outstanding RSAs, stock-settled RSUs and PSUs (determined at target) were held under the 2025 Plan (including the awards noted in the New Plan Benefits table above): (i) NEOs, as follows: Mr. O’Leary – 0 RSAs, 0 RSUs and 453,570 PSUs; Mr. Walter - 0 RSAs, 0 RSUs and 54,274 PSUs; Mr. Schladen - 0 RSAs, 0 RSUs and 0 PSUs; Mr. Grieves - 0 RSAs, 0 RSUs and 0 PSUs; (ii) our current executive officers, as a group: 0 RSAs, 0 RSUs and 507,844 PSUs; (iii) our current non-executive directors, as a group: 94,438 RSAs, 0 RSUs and 0 PSUs; and (iv) current non-executive officer employees, as a group: 0 RSAs, 0 RSUs and 0 PSUs.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	31

PROPOSAL 3 / APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN Requisite Vote
REQUISITE VOTE
The amendment and restatement of the 2025 Plan will be approved by the affirmative vote of the holders of a majority of the votes cast on this proposal. Abstentions and broker non-votes will not be counted as votes cast on the proposal to approve the amendment and restatement of the 2025 Plan.
Because the proposal to approve the amendment and restatement of the 2025 Plan is a non-routine matter, brokerage firms, banks and other nominees who hold shares on behalf of their clients in “street name” are not permitted to vote the shares if their clients do not provide voting instructions on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 3.

32	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PROPOSAL 4 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. EY has been so engaged since 2002.
The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm retained to audit the Company’s consolidated financial statements. In fulfilling its oversight responsibility, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters, performance of the independent auditors and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee is directly involved with the selection, review and evaluation of the lead engagement partner and pre-approval of audit fees and services. The Audit Committee also ensures the rotation of the lead engagement partner at least every five years in accordance with applicable law. The Audit Committee reviews the performance of the independent registered public accounting firm at least annually. In conducting its review, the Audit Committee considers, among other things:
●EY’s historical and recent performance on the Company’s audit, including the extent and quality of EY’s communications with the Audit Committee;
●The appropriateness of EY’s fees;
●EY’s tenure as our independent auditor and its depth of understanding of our global operations and business, operations and systems, accounting policies and practices, including the potential effect on the financial statements of the major risks and exposures facing the Company, and internal control over financial reporting;
●EY’s demonstrated professional integrity, objectivity and independence, including whether the provision of non-audit services is compatible with maintaining independence ;
●EY’s capabilities and expertise in handling the breadth and complexity of our global operations;
●The adequacy of EY’s internal quality control procedures and any material issues raised by internal quality control reviews, peer reviews, or Public Company Accounting Oversight Board (“PCAOB”) reviews; and
●The advisability and potential impact of selecting a different independent registered public accounting firm.
Ratification of the selection of EY by stockholders is not required by law. However, as a matter of internal policy and good corporate governance, such selection is being submitted to the stockholders for ratification at the Annual Meeting, and it is the present intention of the Board to continue this policy. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain EY. If the selection of EY is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders.
We expect that a representative of EY will be present at the Annual Meeting and will be available to respond to appropriate questions.
The Company paid the following fees to EY for the audit of the consolidated financial statements and for other services provided in the years ended December 31, 2025 and 2024.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	33

PROPOSAL 4 / RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Audit Committee Pre-Approval Policies and Procedures
AUDITOR FEES

	2025	2024
Audit Fees	$1,880,109	$1,968,852
Audit-related Fees(1)	—	19,000
Tax Fees(2)	180,151	169,902
All Other Fees(3)	597,040	474,384
TOTAL FEES	$2,657,300	$2,632,138
(1)The Company includes fees related to the following in Audit Related Fees: due diligence related to mergers, acquisitions and dispositions, accounting consultations and audits in connection with acquisitions and dispositions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.
(2)The Company includes fees related to the following in Tax Fees: preparation of original and amended federal and state tax returns.
(3)The Company includes fees related to the following in All Other Fees: tax planning and advice, including assistance with tax audits and appeals, and tax consulting.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
In accordance with the SEC’s rules requiring the Audit Committee to pre-approve all audit and non-audit services provided by our independent auditor, the Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by our independent auditor prior to the commencement of the specified services. The Audit Committee approved all services performed by EY in 2025 in accordance with our formal policy on auditor independence.
REQUISITE VOTE
The selection of our auditors will be ratified by the affirmative vote of the holders of a majority of the votes cast on this proposal. Abstentions and broker non-votes will not be counted as votes cast on the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 4.

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act or the Exchange Act, that might incorporate future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “Soliciting Material,” and is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filings.

34	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
As of December 31, 2025, the Audit Committee of the Board of Directors of DMC Global Inc. (the “Company”) was comprised of Mses. Ruth I. Dreessen (Chair), Ouma Sananikone and Sharon S. Spurlin and Mr. Clifton Peter Rose, each of whom the Board of Directors of the Company has determined to be independent, at December 31, 2025, as that concept is defined in Section 10A of the Exchange Act, the rules promulgated by the SEC thereunder and applicable Nasdaq rules. The Audit Committee has adopted a Charter that describes its responsibilities in detail. The Charter is available on the Company’s website at www.dmcglobal.com.
The primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company. The Audit Committee’s primary purpose is to oversee the integrity of the accounting and financial reporting process, the audits of the Company’s financial statements and the processes designed to ensure that the financial statements adequately represent the Company’s financial condition, results of operations and cash flows. These responsibilities include oversight of (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the external auditors’ qualifications and independence; and (iv) the performance of the
Company’s internal and external audit functions. The Committee is also responsible for understanding the Company’s internal control structure and areas that represent high risk for material misstatement of the financial statements. Additional information regarding the Audit Committee’s role in corporate governance can be found in the Audit Committee’s Charter.
As required by the Charter of the Audit Committee, the Audit Committee reviewed and discussed the Company’s audited financial statements with the Company’s management. The Audit Committee has also discussed with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received from EY the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with EY that firm’s independence. Based upon these discussions and the Audit Committee’s review, the Audit Committee recommended to the Board of Directors that the Company include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Audit Committee Members as of the date of this Proxy Statement:
Ruth I. Dreessen, Chair
Ouma Sananikone
Clifton Peter Rose
Sharon S. Spurlin

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	35

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

TABLE OF CONTENTS

EXECUTIVE SUMMARY	36
WHAT GUIDES OUR PROGRAM	40
2025 EXECUTIVE COMPENSATION PROGRAM IN DETAIL	42
OTHER EXECUTIVE COMPENSATION PRACTICES AND POLICIES	47

Our CD&A details the objectives and elements of the DMC executive compensation program, describes the related processes of our Compensation Committee, and discusses the compensation earned by our Named Executive Officers (NEOs). For 2025, our NEOs were:

JAMES O’LEARY(1) Executive Chairman and President and Chief Executive Officer (CEO)	ERIC WALTER Chief Financial Officer	BRETT SEGER Chief Accounting Officer

JAMES SCHLADEN(1) President, Arcadia Products	IAN GRIEVES President and Managing Director, DynaEnergetics
(1)Refer to Leadership Changes section below for details of our 2025 NEOs.
Executive Summary
Strategy and Leadership Changes
Our strategy is to maximize the value of our company by capitalizing on the unique strengths of each of our three businesses. Arcadia Products, which has established a differentiated model for its core commercial building products, serves a multi-billion dollar addressable market and is seeking to grow its position in its targeted markets throughout the western and southwestern United States. DynaEnergetics and NobelClad each have established leadership positions in their respective segments of the energy and industrial equipment industries, and both are pursuing various growth opportunities.
On June 18, 2025, the Board approved the appointment of James O’Leary as President and Chief Executive Officer on a permanent basis, effective July 1, 2025.
At our Arcadia Products business, James Schladen returned as its President on February 3, 2025.
Additionally during 2025, John R. Doubman and Sharon S. Spurlin were appointed as members of the Board. Mr. Doubman brings to the Board more than 30 years of global leadership experience in the industrial, building products and specialty chemicals sectors. Ms. Spurlin brings to the Board more than three decades of executive-level financial leadership and boardroom experience in the energy and industrials sectors with a wealth of public-company experience.

36	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
2025 Performance Overview
DMC Global Inc. (“DMC”, “we”, “us”, “our”, or the “Company”) faced challenging conditions in its primary U.S. construction and energy markets during 2025. Consolidated sales declined 5% to $609.8 million versus 2024, while consolidated Adjusted EBITDA attributable to DMC* declined 33% to $34.9 million versus the prior year.
TOTAL REVENUE
($mm)

5% Decrease
Despite difficult end-market conditions, we made significant progress in strengthening our financial position, which was the primary objective for 2025.
Total debt, excluding debt issuance costs, declined 28% to $52 million compared with year-end 2024, while net debt* fell 67% to $18.7 million compared with year-end 2024 — the lowest level since we acquired Arcadia Products in 2021. This improvement principally was driven by improved cash generation. For the full year, DMC generated $53.5 million in operating cash flow, up 15% from 2024, and $42.8 million in free cash flow*, an increase of 41% year-over-year.
At the business level, our architectural building products segment, Arcadia Products, reported sales of $246.2 million, down 1% from 2024 due principally to lower sales volumes in Arcadia Products’ longer-cycle commercial and high-end residential markets. Arcadia Products reported full-year Adjusted EBITDA attributable to DMC* of $17.2 million, up 12% from 2024.
At DynaEnergetics, our energy products business, sales were $270.2 million, down 6% from 2024, primarily due to lower pricing resulting from customer consolidation and a highly competitive environment in DynaEnergetics’ core North American market. DynaEnergetics also experienced a decline in international sales due primarily to project timing. DynaEnergetics reported Adjusted EBITDA of $18.5 million, a 25% decrease from the prior year.
NobelClad, our composite metals business, reported sales of $93.4 million, which were down 11% from 2024. The lower performance reflected lower activity levels due in part to the impact of evolving tariff policies throughout 2025. NobelClad reported Adjusted EBITDA of $14.0 million, down 40% from 2024.

*    Adjusted EBITDA, Net Debt, and Free Cash Flow are non-GAAP (generally accepted accounting principles) financial measures used by management to measure operating performance and liquidity. Refer to Appendix B for a reconciliation of these measures to the most directly comparable GAAP financial measure.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	37

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
2025 Compensation Decisions at a Glance
The following pay decisions were made in 2025:

COMPENSATION ELEMENT	2025 DESIGN PHILOSOPHY

●The Compensation Committee increased salaries by 3% for Messrs. Walter, Seger, and Grieves.
●Mr. O’Leary’s base salary through June 30, 2025 was set per the terms of his Interim CEO letter agreement whereas his base salary for the remainder of the year was set per the terms of his permanent CEO letter agreement.
●Mr. Schladen’s base salary was set per the terms of his offer letter.

●Changes to base salary consider level of responsibility and complexity of position, peer compensation levels, individual performance, market alignment and other factors.
●Mr. O’Leary’s combined role of Executive Chairman, President and CEO encompasses broader responsibilities than those that have historically existed at the Company.

●Mr. O’Leary’s short-term incentive target was set per the terms of his permanent CEO letter agreement.
●No changes were made to continuing NEOs’ targets.
●Based on Adjusted Free Cash Flow* results, the Company Performance Component was approved at 100% for DMC.
●Due to Adjusted EBITDA* performance, the Company Performance Component was approved at 80% for Arcadia Products.
●Based on challenging conditions in the energy markets, our Compensation Committee approved a Company Performance Component of 0% for DynaEnergetics.
●Individual NEO short-term incentive payouts ranged from 0% to 100% of target.

●Target awards are set as a percentage of salary for each NEO.
●Target metrics were based solely on Company performance. The Individual Performance Component was removed for each NEO in 2025.
●Adjusted EBITDA* and Adjusted Free Cash Flow* were determined to be the most appropriate metrics for 2025. These metrics emphasize improving liquidity and operating performance as we assess options for acquiring the remaining 40% of Arcadia Products.
●No payout if metric performance is below threshold; payout capped at 200% of target for achieving or exceeding maximum performance goals

●The Compensation Committee maintained grants for Mr. Walter, Mr. Seger, and Mr. Grieves at levels approximating 2024 levels.
●2025 grants to Mr. O’Leary were set per the terms of his permanent CEO letter agreement.
●2025 grants to Mr. Schladen were set per the terms of his offer letter.
●PSUs for the 2022 to 2024 performance period vested in February 2025 at 50% of target due to Adjusted EBITDA* performance.

●Consists of time-based restricted stock or restricted stock units (RSUs) (one-half of target LTI value) and performance share units (PSUs) (one-half of target LTI value)
●Restricted stock or RSUs vest over 3-year period based on continued service
●PSUs vest at end of 3-year period based on metrics set at time of grant
●Actual awards can range from 0% to 200% of target award
●Metrics are based on Adjusted EBITDA* and Adjusted Free Cash Flow* performance

*    Adjusted Free Cash Flow and Adjusted EBITDA are non-GAAP financial measures used by management to measure operating performance and liquidity. Refer to Appendix B for a reconciliation of these measures to the most directly comparable GAAP financial measure.

38	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
2025 CEO Transition Compensation
James O’Leary was appointed as a member of the Board in November 2023. In response to stockholder engagement regarding board refreshment and the Company’s performance, Mr. O’Leary was appointed as Executive Chairman in October 2024 and subsequently as Interim President and Chief Executive Officer in November 2024. He served in that role until June 30, 2025 until his appointment as President and Chief Executive Officer on a permanent basis, effective July 1, 2025. Maintaining stability of leadership and re-prioritizing and driving progress on key strategic objectives has been a critical priority for the Company. To support leadership continuity and ensure a competitive approach to recognizing and rewarding our executives during this time, while also recognizing the expanded role Mr. O’Leary would be taking as Executive Chairman, President, and Chief Executive Officer, the Compensation Committee, with support from its independent compensation consultant, evaluated market practices of similarly situated companies and made the following decisions:
Executive Chairman and Interim CEO Compensation: Mr. O’Leary’s initial 2025 compensation was agreed to as part of two leadership changes: first to Executive Chairman in October 2024 and then to Interim President and Chief Executive Officer in November 2024. Upon his appointment as Executive Chairman in October 2024, the Board approved the following compensation elements for Mr. O’Leary for his service as the Company’s Executive Chairman: (i) a base salary of $500,000; (ii) a restricted stock grant with a grant date fair value of $1,000,000, to vest in full on the first anniversary of the grant date; and (iii) a restricted stock grant with a grant date value of $1,000,000, to vest 50% on the first and second anniversaries of the grant date, in each case, with respect to the restricted stock grants, subject to continued employment or service and the terms of the DMC Global Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”) and applicable award agreements. Further, following his additional appointment to Interim President and CEO, the Board approved an additional cash incentive target award of $2,000,000 that will be earned based on achievement of performance milestones, including but not limited to: (i) the assumption of all critical pre-existing workstreams and relationships from the former Chairman of the Board and the former President and Chief Executive Officer of the Company, (ii) managing and engaging external parties on potential strategic alternatives or potential strategic capital solutions, respectively, and (iii) preparing and finalizing for Board review and approval individual business unit plans and budgets for each of the Company’s three business segments for fiscal 2025.
President and CEO Compensation:
After an external search, the Board determined the continuation of Mr. O’Leary serving as Executive Chairman, President, and CEO on a permanent basis was the best path to stabilization of the Company. Upon appointment to this position, the Board approved the following 2025 compensation elements for Mr. O’Leary: (i) a base salary of $800,000 (pro-rated for 2025); (ii) a target bonus of 125% of base salary (pro-rated for 2025); (iii) an RSU grant with a grant date fair value of $1,850,000, to vest in equal parts on each of the first three anniversaries of the grant, to be settled solely in cash; and (iv) a PSU grant with a grant date fair value of $1,850,000 to cliff vest based on performance against targeted metrics over a three-year performance period.
Good Compensation Governance Practices
The Compensation Committee continually evaluates the Company’s compensation policies and practices to ensure that they are consistent with good governance principles. Below are highlights of our governance practices:

WHAT WE DO	WHAT WE DON’T DO
Provide the majority of compensation in performance-based pay	No “single-trigger” change of control severance benefits
Maintain robust stock ownership requirements	No hedging transactions or pledging of our common stock by executive officers
Maintain a clawback policy	No evergreen provision in the equity incentive plan
Use an independent compensation consultant engaged by the Compensation Committee	No liberal share recycling
Conduct annual compensation program risk assessment	No liberal definition of change of control
Limit perquisites	No defined benefit plans for executive officers

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	39

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
2025 Say On Pay Results & Stockholder Engagement
The Board of Directors gives significant weight to the advisory vote on executive compensation (Say on Pay), as well as feedback from our stockholders, and responds accordingly. At the 2025 Annual Meeting of Stockholders, over 85% of votes cast were in support of our program. Following the vote and throughout 2025, the Board and senior management team continued their regular cadence of communications with stockholders, engaging in dozens of meetings with investors representing more than 30% of our outstanding shares during 2025. Investor feedback regarding executive compensation was shared with the Board of Directors. The Compensation Committee recognizes the ever-evolving compensation and governance landscape and will continue to review its practices and solicit stakeholder feedback on these issues.
What Guides Our Program
Our compensation philosophy and objectives are to: (i) provide a compensation program that attracts, motivates, and retains high-caliber leadership talent; (ii) offer compensation opportunities that are competitive with those provided by other comparable U.S. public companies as determined by our market research; (iii) create incentive compensation opportunities that emphasize the importance of achieving both short-term performance measures (i.e., annual) and long-term financial and strategic goals; and (iv) sponsor performance pay programs that are linked to stockholder value.
Elements of Executive Compensation
Our executive compensation program is composed of base salary and short-term and long-term incentives, each of which is described below.

	Compensation Component	Purpose
FIXED	Base salary Paid in cash	Provide a competitive fixed rate of pay relative to similar positions in the market
Enable the Company to attract and retain critical executive talent
AT RISK	Short-term incentives Paid in cash under the annual incentive plan	Focus NEOs on achieving rigorous and progressively challenging short-term performance goals that align with the Company’s annual operating plan and result in long-term value creation
	Long-term incentives Paid under the equity incentive plan using a mix of equity vehicles	Focus NEOs on longer-term relative and absolute performance goals that strongly align with and drive stockholder value creation, as well as support the Company’s leadership retention strategy
COMPENSATION MIX
The charts below show the total target compensation of our CEO in 2025 and our other NEOs. These charts illustrate that a majority of NEO total target compensation is variable (85% for our CEO and an average of 76% for our other NEOs).

		DMC CEO		DMC Other NEOs(1)

32% Cash		14%	Base Pay	24%		42% Cash
	86% At risk pay	18%	Annual Incentive	18%	76% At risk pay
68% Equity		34%	Time-based equity	14%		58% Equity
		34%	Performance-based equity	44%
(1)DMC Other NEOs include Eric Walter, Brett Seger, James Schladen, and Ian Grieves.

40	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
The Decision Making Process
THE ROLE OF THE COMPENSATION COMMITTEE
The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee comprises independent, non-employee members of the Board, and it works very closely with its independent consultant and senior management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Compensation Committee’s authority and responsibilities are specified in the Compensation Committee’s charter, which may be accessed at our website, www.dmcglobal.com, by clicking “Investors,” and then “Governance.”
THE ROLE OF SENIOR MANAGEMENT
Our CEO confers with the Chair of the Compensation Committee in recommending for the Compensation Committee’s approval of the salaries, annual incentives and long-term incentives of the NEOs other than himself. Our CEO also provides an assessment of the other NEOs’ performance with respect to achieving the performance objectives for the qualitative portion of the performance bonus under the annual incentive plan. Notwithstanding the foregoing, the Compensation Committee ultimately determines compensation levels and amounts for all NEOs.
The Compensation Committee determines CEO pay and performance and holds these discussions in executive session without the CEO present.
THE ROLE OF THE INDEPENDENT CONSULTANT
The Compensation Committee engages an independent compensation consultant to assist the Committee in making compensation decisions for the NEOs. The Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) for 2025.
The compensation consultant reviews the Company’s overall executive officer and director compensation in comparison to other comparably-sized public companies in industries similar to the Company, helps the Compensation Committee identify the appropriate
mix  of  compensation  components    for  compensating our executive officers, and facilitates the Compensation Committee’s determination of our executive officers’ incentive based compensation. The compensation consultant also keeps the Compensation Committee current with pay practices and governance trends, attends meetings when necessary to review reports and analyses and conducts special studies as may be required by the Compensation Committee from time to time.
Pearl Meyer does not provide any other services to the Company or our management or have any other direct or indirect business relationships with us or our management other than to advise on board of director pay and practices. The Compensation Committee has assessed the independence of Pearl Meyer and concluded that its work does not raise any conflicts of interest.
THE ROLE OF MARKET REFERENCES AND THE PEER GROUP
The Company competes across multiple industries to attract top executive-level talent. To ensure our compensation program remains competitive, the Compensation Committee conducts an annual evaluation of industry-specific and general market compensation practices and trends. This comprehensive approach provides a broader perspective than peer group data alone.
The Compensation Committee also assesses the appropriateness of each NEO’s compensation, considering factors such as Company and business unit performance, job scope, individual performance, tenure, and other relevant criteria. Should the Compensation Committee determine that a NEO’s compensation is not aligned with these factors, adjustments to one or more compensation components may be made. The Compensation Committee does not target a specific pay level.
Given the diversified industries in which our businesses operate, we utilized general industry surveys for each role to set executive compensation levels for 2025.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	41

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
2025 Executive Compensation Program In Detail
Base Salary
Base salary is evaluated each year after reviewing each NEO’s performance, peer group compensation data, and survey market data. The Compensation Committee reviews salaries annually and adjusts them if needed to reflect performance and ensure they remain competitive.
The Compensation Committee adjusted each NEO’s salary for competitive and market condition reasons and believed all other salaries were competitive with market levels.

NEO	2024 Base Salary	2025 Base Salary		Percentage Increase
James O’Leary as Executive Chairman, President and Chief Executive Officer	n/a	$800,000	(1)
James O’Leary as Executive Chairman and Interim Chief Executive Officer	$500,000	n/a	(1)
Eric Walter	$455,000	$468,650		3%
Brett Seger	$300,000	$309,005		3%
James Schladen	n/a	$550,000	(2)
Ian Grieves	€388,125	€400,000		3%
(1)Mr. O’Leary was appointed Executive Chairman in October 2024 and then Interim President and CEO in November 2024. As Executive Chairman, Interim President and CEO, his base salary was established at $500,000 per year. His 2024 salary actually paid was pro-rated for the time he served in the position. In connection with his appointment and additional responsibilities, as Executive Chairman, President and CEO on a permanent basis effective July 1, 2025. his base salary was established at $800,000 per year. His 2025 base salary actually paid was pro-rated for the time served in each position. See “Summary Compensation Table for Fiscal Year 2025.”
(2)Mr. Schladen was appointed as the President, Arcadia Products effective February 3, 2025. His base salary actually paid was pro-rated for time employed in 2025.
Annual Incentives
The annual incentive plan provides our NEOs the opportunity to earn awards depending on the achievement of company performance objectives and final payout can range from 0% to 200% of target award. Target annual bonus opportunities are expressed as a percentage of base salary and were established by the NEO’s level of responsibility and his ability to impact overall results and market practices for each position.
Target award opportunities as a percentage of base salary for each NEO are as follows:

NEO	2025 Target Award Opportunity (as a % of base salary)	2025 Target Award Opportunity
James O’Leary(1)	125%	$1,000,000
Eric Walter	75%	$351,500
Brett Seger	40%	$123,500
James Schladen	100%	$550,000
Ian Grieves	60%	€240,000
(1)Mr. O’Leary’s incentive cash compensation in the table above represents his target award defined in his permanent
President and CEO letter agreement effective as of July 1, 2025. Actual amounts paid were pro-rated for days served as permanent President and CEO. Mr. O’Leary’s incentive cash compensation through his time served as Interim President and CEO was based on target goals and transition services as defined in his Interim President and CEO offer letter. His target incentive cash compensation was $2,000,000. See “Other Bonus Agreements.”
The Compensation Committee reviews the performance measures under the annual incentive plan annually to ensure they support our operating plan and keep our NEOs focused on attaining progressively challenging short-term goals. The annual incentive plan for NEOs consists solely of a quantitative Company performance component. This is a change from historical practice, which had an individual performance qualitative component comprising between 20% and 50% of the applicable NEO’s annual incentive plan.
COMPANY PERFORMANCE COMPONENT
For 2025, the Company performance component was based on DMC Global or business unit performance against pre-determined Adjusted EBITDA and Adjusted Free Cash Flow targets. These metrics were selected because they emphasize improving operating performance and liquidity during a particularly challenging period in our core construction and

42	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
energy end markets. This focus aligned with stockholders’ interests, especially as we worked to strengthen our balance sheet as we assess options to settle the obligation to acquire the remaining 40% of Arcadia Products.
The Company performance component of the award is determined based on actual performance achieved, as well as each NEO’s respective area(s) of responsibility — in either DMC Global or their respective business unit. For actual performance that falls between data points, linear interpolation is used to calculate the payout. Each of Adjusted EBITDA and Adjusted Free Cash Flow is a non-GAAP measure; refer to Appendix B for a reconciliation to the most directly comparable GAAP financial measure.

DMC Global Inc.
NEOs:
Mr. O’Leary, Executive Chairman, President and Chief Executive Officer
Mr. Walter, Chief Financial Officer
Mr. Seger, Chief Accounting Officer
In February 2025, the Board adopted 2025 Company performance measures set forth in relevant part below, with target payout to occur at Adjusted EBITDA attributable to DMC of $68 million, and Adjusted Free Cash Flow of $36 million.

Company Performance Component: DMC (in millions)	Weighting	Threshold	Target	Maximum	Actual Performance Achievement	Payout Factor
Adjusted EBITDA attributable to DMC	50%	$54	$68	$82	$34.9	—%
Adjusted Free Cash Flow	50%	$29	$36	$43	$51.6	200%
Payout %		50%	100%	200%		100%
Arcadia Products
NEO:
Mr. Schladen, President
In February 2025, the Board adopted 2025 Arcadia Products performance measures set forth in relevant part below, with target payout to occur at $31 million in Adjusted EBITDA.

Company Performance Component: Arcadia Products (in millions)	Weighting	Threshold	Target	Maximum	Actual Performance Achievement	Payout Factor
Adjusted EBITDA	100%	$25	$31	$37	$28.6	80%
Payout %		50%	100%	200%
DynaEnergetics
NEO:
Mr. Grieves, President and Managing Director
In February 2025, the Board adopted 2025 DynaEnergetics performance measures set forth in relevant part below, with target payout to occur at $40 million in Adjusted EBITDA and $43 million in Adjusted Free Cash Flow.

Company Performance Component: DynaEnergetics (in millions)	Weighting	Threshold	Target	Maximum	Actual Performance Achievement	Payout Factor
Adjusted EBITDA	50%	$32	$40	$48	$18.5	—%
Adjusted Free Cash Flow	50%	$34	$43	$52	$28.6	—%
Payout %		50%	100%	200%

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	43

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
2025 Annual Incentive Plan Payouts

NEO	2025 AIP Payout
James O’Leary(1)	$504,000
Eric Walter	$351,500
Brett Seger	$123,500
James Schladen(1)	$399,014
Ian Grieves	€—
(1)Amounts paid were pro-rated for days served in 2025 for respective roles.
Other Bonus Agreements
The Board appointed James O’Leary as Interim President and CEO, effective as of November 29, 2024. On December 11, 2024, the Company entered into a letter agreement (the “Interim CEO Letter Agreement”) with respect to Mr. O’Leary’s service in such role. The Interim CEO Letter Agreement provides that Mr. O’Leary will be eligible for certain cash payments in the aggregate target amount of $2,000,000. The actual amount of such payments will be determined based on, as applicable, completion of targets or performance of certain ongoing transition services as follows:
●Assume all critical pre-existing workstreams and relationships underway from former Chairman of the Board and current President and Chief Executive Officer including, but not limited to, the recently terminated strategic review process regarding DynaEnergetics and NobelClad businesses.
●Manage and engage external parties on potential strategic alternatives both currently underway and that may arise.
●Complete and present necessary amendments to the Credit Facility and/or obtain an amendment to the Arcadia Products operating agreement to delay exercisability of the put option.
●Manage and engage external financing parties on potential strategic capital solutions that the Board may consider, including the existing lender group.
●Review any capital allocation initiatives that may require Board approval, including (but not limited to) NobelClad India, and each business unit’s capital plan.
●Prepare and finalize for Board review and approval the individual business unit plans and budgets for Arcadia Products, NobelClad and DynaEnergetics for fiscal 2025.
●Assume responsibilities as Chairman of the Arcadia Products, LLC board and engage with members of Arcadia Products, LLC, as appropriate.
●Assist the Corporate Governance and Nominating (CG&N) Committee with searches for potential candidates, with timing as directed by the CG&N Committee, to fill the roles of Company President and Chief Executive Officer and President of Arcadia Products.
The Compensation Committee determined that Mr. O’Leary had satisfied all target goals and was satisfactorily progressing through the ongoing transition services, earning $1,270,696 as of December 31, 2024. From January 1, 2025 to June 30, 2025, the Compensation Committee determined that Mr. O’Leary had satisfied the remaining ongoing transition services and earned the remaining $729,304.

44	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
Long-Term Equity Incentives
The Compensation Committee believes that long-term equity incentive grants are important in aligning executives with the long-term performance of the Company. For 2025, the Committee set target long-term incentive grants for each NEO. Awards were granted to each NEO using a mix of 50% restricted stock/RSUs and 50% PSUs, with the exception of Mr. Schladen who was granted a mix of 33% restricted stock and 67% PSUs.
Restricted Stock/RSUs. Restricted stock and RSUs vest over a three-year period with one-third of such shares vesting on each of the first, second and third anniversaries of the grant date. Each RSU represents the  right to receive one share of the Company’s stock upon vesting, with the exception of the RSUs granted to Mr. O’Leary, which will be settled solely in cash. Additionally, any of Mr. O’Leary’s then-unvested RSUs will accelerate upon (i) the elimination of the Put Option (as defined in the Second Amended and Restated Limited Liability Company Agreement of Arcadia Products, LLC (the “Operating Agreement”)), (ii) the Company consummating the transaction contemplated by the “Call Option” (as defined in the Arcadia LLC Agreement) or using its then-existing credit facilities to fund its cash payment of 100% of the purchase price of the Put Option, or (iii) the Company restructuring or refinancing its credit facilities or otherwise obtaining available financing commitments sufficient to fund the cash payment of 100% of the purchase price of the Put Option.
On December 23, 2021, DMC acquired 60% of Arcadia Products. The Operating Agreement originally gave the minority interest holder the right to sell its remaining interest in Arcadia Products to the Company on or after December 23, 2024 (“Put Option”). On December 3, 2024, the Company and the minority interest holder agreed to amend the Operating Agreement and extended the earliest exercise date of the Put Option to September 6, 2026. Securing this amendment was a key early accomplishment following Mr. O’Leary’s appointment as Executive Chairman, Interim President and CEO. The amendment provided the Company additional time to evaluate its options before the potential obligation to purchase the remaining 40% of Arcadia Products. Purchasing the remaining stake in Arcadia Products, which can also be accomplished pursuant to the Call Option held by the Company, is an important component of DMC’s long-term operating plan. Full ownership of Arcadia Products will further expand the Company’s presence in the building products industry, which has a much larger addressable market than is available to the
Company’s other businesses. Acquiring the balance of Arcadia Products also will reduce the complexity of the Company’s business structure and reduce uncertainty around how purchasing the remaining stake in Arcadia Products will be funded.
The Compensation Committee determined that the accelerated vesting provisions of Mr. O’Leary’s 2025 RSUs discussed above were appropriate and necessary to encourage his acceptance of the permanent President and CEO role. Additionally, the Compensation Committee believed Mr. O’Leary’s role warranted the differentiated pay treatment as he would perform the added role of Chairman of the Arcadia Joint Venture Board and would be responsible for negotiations with the minority interest holder regarding the impending Put Option obligation. The accelerated vesting provisions were structured as incentive goals to settle the Put Option obligation and unlock the stockholder value discussed above. These accelerated vesting provisions are only present in Mr. O’Leary’s time-based RSUs for 2025 and will not recur in awards granted in 2026.
PSUs. PSUs are performance-based equity awards that provide for payouts that can range from 0% to 200% of the target number of PSUs granted based on Company or business segment performance over a three-year period (Performance Period), with the exception of Mr. Schladen’s PSUs which have a two-year performance period as agreed upon in his employment letter, which is also for a two-year term. Each earned PSU represents the right to receive one share of the Company’s common stock.
The PSUs earned, if any, will cliff vest based on the degree of satisfaction of the PSU performance conditions over the performance period. The actual number of PSUs earned and vested over the Performance Period is dependent on the Company’s Adjusted EBITDA and Adjusted Free Cash Flow performance based on the following schedule. Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP measures that we believe are critical performance measures aligned with our operating plan. Utilizing these metrics for the long-term incentive program placed additional focus on improving liquidity and operating performance as we assess alternatives to acquire the remaining 40% of Arcadia Products. Despite the same metrics being used for both short-term annual incentive and long-term equity incentives, PSUs are measured over a three-year performance period while annual incentives are measured over a one-year performance period.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	45

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)

Segment	Metric	Weighting	Threshold (50%)	Target (100%)	Maximum (200%)
DMC	Cumulative Adjusted EBITDA	50%	$222.0	$278.0	$334.0
DMC	Cumulative Adjusted Free Cash Flow	50%	$100.0	$125.0	$150.0
Arcadia Products	Cumulative Adjusted EBITDA	100%	$68.0	$85.0	$102.0
DynaEnergetics	Cumulative Adjusted EBITDA	50%	$112.0	$140.0	$168.0
DynaEnergetics	Cumulative Adjusted Free Cash Flow	50%	$104.0	$130.0	$156.0
NobelClad	Cumulative Adjusted EBITDA	50%	$54.0	$68.0	$82.0
NobelClad	Cumulative Adjusted Free Cash Flow	50%	$35.0	$44.0	$53.0
The Compensation Committee established target LTI awards for each NEO. The number of shares or units is calculated based on the LTI targets and the closing price of the Company’s stock on the day prior to grant date. The table below shows the equity awards granted under the 2016 Plan and the DMC Global Inc. 2025 Omnibus Incentive Plan (the “2025 Plan”) for each of the NEOs:

NEO	Grant Date	Restricted Stock/RSUs(1)	Target PSUs	Grant Date Value(2)
James O’Leary	July 1, 2025	216,121	216,121	$3,699,992
Eric Walter	February 26, 2025	38,852	38,852	$703,998
Brett Seger	February 26, 2025	8,554	8,554	$154,998
James Schladen	February 26, 2025	40,066	81,346	$1,099,993
Ian Grieves	February 26, 2025	25,457	25,457	$461,280
(1)Restricted Stock was granted to Messrs. Walter, Seger, and Schladen and RSUs were granted to Messrs. O’Leary and Grieves. The RSUs granted to Mr. O’Leary will be settled solely in cash.
(2)This value reflects the target number of PSUs, restricted stock, and RSUs granted multiplied by the grant date stock price.
VESTING OF PRIOR AWARDS
PSUs granted on March 2, 2022 were based on pre-established three-year performance goals of Adjusted EBITDA attributable to DMC and relative total shareholder return (“TSR”) for Mr. Grieves and Adjusted
EBITDA of Arcadia Products and relative TSR for Mr. Schladen. Achievement based on the pre-established performance goals is detailed in the table below.

PSU performance goal: DMC (in millions)	Weight	Threshold	Target	Maximum	Actual Performance Achievement	Payout Factor	Overall Payout
Relative TSR	75%	Below 25th percentile	50th percentile	100th percentile	0 percentile	—%	—%
Average Adjusted EBITDA	25%	$20	$40	$60	$74.1	200%	50%
Payout %		0%	100%	200%

PSU performance goal: Arcadia Products (in millions)	Weight	Threshold	Target	Maximum	Actual Performance Achievement	Payout Factor	Overall Payout
Relative TSR	75%	Below 25th percentile	50th percentile	100th percentile	0 percentile	—%	—%
Average Adjusted EBITDA	25%	$27.5	$55.0	$82.5	$40.7	48%	12%
Payout %		0%	100%	200%

46	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
Other Executive Compensation Practices and Policies
Stock Ownership Guidelines
We maintain rigorous stock ownership guidelines.

Position	Company Common Stock Ownership Requirement	Time to Achieve
CEO	5x base salary	5 years from appointment
Other NEOs(1)	3x annual equity grant	3 years from appointment
Non-employee directors	5x annual cash retainer	5 years from election
(1)The ownership requirement of other NEOs is less the amount of stock equal in value to the taxes paid on such stock award.
For calculation purposes, the CEO and non-employee directors, all shares held, whether vested, unvested or deferred, are considered owned by the executive or director (excluding unvested PSUs which do not count towards the ownership requirement). The value of shares held is calculated at the higher of (i) the average closing price of a share of the Company’s stock for the year ending December 31 and (ii) the fair market value of the Company’s stock on the date of vesting or acquisition. All of our NEOs and directors are in compliance with the stock ownership guidelines or fall within the relevant exception period.
Anti-Hedging and Anti-Pledging Policy
Our directors, officers and employees are prohibited from engaging in short sales, trading in derivative securities such as puts, calls, or other options, or entering into hedging transactions that are designed to hedge or offset any potential decline in the value of DMC common stock. They are also prohibited from holding DMC securities in a margin account or pledging DMC securities as collateral for a loan.
Clawback Policy
Our clawback policy requires the Board to recoup certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. The policy covers all the Company’s current and former executive officers and applies to incentive compensation paid by the Company (annual bonuses and other short-term and long-term incentives, restricted stock and other equity awards).
Risk Assessment and Mitigation of Compensation Policies and Practices
Our Compensation Committee, with the assistance of management, reviews on an annual basis our compensation programs and considers whether they encourage excessive risk-taking by employees at the expense of long-term Company value. The Compensation Committee believes that the design of our executive compensation program, which includes a mix of annual and long-term incentives (a substantial portion of which are performance based) and cash and equity awards, along with our stock ownership guidelines and clawback policy, provide an appropriate balance between risk and reward and do not motivate imprudent risk-taking. As a result, we do not believe that our compensation policies are reasonably likely to have a material adverse effect on the Company.
Timing of Equity Grants
The Company does not currently grant awards of stock options, stock appreciation rights or similar option-like equity awards. Accordingly, the Company does not have a specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information. However, we follow the granting practice and schedule described below, and we do not time the grant of equity awards to executive officers in coordination with the release of material nonpublic information. Similarly, the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Annual equity awards are typically granted during the first quarter of each fiscal year following the completion of the Company’s annual performance review process. The Board and Compensation Committee generally approve these grants during its regularly scheduled first quarter meeting. The Compensation Committee and our Board, have in the past, and may in the future, make limited off-cycle grants of equity on other dates for newly hired or other executives as part of compensation packages designed to recruit, retain, or reward such persons, as was the case with Mr. O’Leary’s 2025 equity awards upon appointment to President and CEO on a permanent basis. Our CEO also has the authority, as designated by the Board and Compensation Committee, to make equity grants to non-executives, which also generally take place in the first quarter, with limited off-cycle grants occurring for retention or recruitment needs. The Compensation Committee does not take material nonpublic information into account when determining the timing or terms of equity awards.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	47

EXECUTIVE COMPENSATION Compensation Discussion and Analysis (CD&A)
Tax Considerations
Generally, a public company cannot deduct compensation in excess of $1 million paid in any year to a company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated officers. Traditionally, certain “qualified performance-based compensation” was not subject to this $1 million limitation; however, 2017 tax reform eliminated the qualified performance-based compensation exemption. Nevertheless, our Compensation Committee continues to view pay for performance as an important part of our executive compensation policy. The Compensation Committee, after considering the potential impact of the application of Section 162(m) of the Code, may provide compensation to executive officers that may not be tax deductible if it believes that providing that compensation is in the best interests of the Company and its stockholders.

48	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION Compensation Committee Report
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Compensation Committee
Michael Kelly (Chair)
Ruth Dreessen
John R. Doubman
Clifton Peter Rose

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the above report shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	49

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2025

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
James O’Leary (2) Executive Chairman, President and Chief Executive Officer	2025	$654,231	(3)	$—		$3,699,992	$1,233,304	(4)	$28,087	(5)	$5,615,614
	2024	92,308		—		2,124,998	1,270,696		59,420		3,547,422
Eric Walter Chief Financial Officer	2025	468,650		—		703,998	351,500		33,359	(6)	1,557,507
	2024	455,000		177,778		1,043,307	170,625		44,222		1,890,932
	2023	406,154		—		1,591,710	276,749		73,338		2,347,951
Brett Seger Chief Accounting Officer	2025	309,005		65,000	(7)	154,998	123,500		15,359	(8)	667,862
James Schladen (9) President, Arcadia Products	2025	507,136		—		1,099,993	399,014		16,983	(10)	2,023,126
Ian Grieves (11) President and General Manager, DynaEnergetics	2025	452,160		—		461,280	—		214,952	(12)	1,128,392
	2024	428,136		108,200		560,187	—		35,458		1,131,981
	2023	$410,000		$—		$539,778	$155,291		$32,860		$1,137,929
(1)Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used to determine the amounts in this column are the same as those used in the valuation of compensation expense for our audited financial statements. This column was prepared assuming none of the awards will be forfeited. Awards granted in 2025 include restricted stock awards (“RSAs”), restricted stock units (“RSUs”) and performance share units (“PSUs”). The grant date fair values of RSAs, RSUs, and PSUs were based on the last market trading day prior to the grant date. For additional information about these stock awards, refer to Note 8 within our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. The performance-based portion of the award assumes target performance will be achieved. For Mr. O’Leary, Mr. Walter, Mr. Seger, Mr. Schladen, and Mr. Grieves, the grant date fair value of their 2025 PSUs, assuming maximum achievement of performance metrics, would be $3,699,992, $703,998, $154,998, $1,473,990, and $461,280, respectively.
(2)Mr. O’Leary was appointed as permanent President and Chief Executive Officer effective July 1, 2025.
(3)Mr. O’Leary’s 2025 annual base salary was $500,000 from January 1, 2025 to June 30, 2025. Effective July 1, 2025, his base salary changed to $800,000 due to his appointment as permanent President and Chief Executive Officer.
(4)Includes amounts earned under strategic transition services within the Interim CEO Letter Agreement through June 30, 2025 ($729,304), and amounts earned under the DMC Annual Incentive Plan prorated for time served as permanent CEO (July 1, 2025 through December 31, 2025) ($504,000). Refer to CD&A for further discussion as well as the Interim CEO Letter Agreement in Exhibit 10.16 and Mr. O’Leary’s President and CEO Letter Agreement in Exhibit 10.32 of our Annual Report on Form 10-K for the year ended December 31, 2025.
(5)Includes commuting expenses ($20,670), matching contributions under the Company’s 401(k) plan ($6,058), and insurance premium payments ($1,359).
(6)Includes automobile and fuel allowances ($18,000), matching contributions under the Company’s 401(k) plan ($14,000), and insurance premium payments ($1,359).
(7)Includes earned and paid retention bonus of $65,000, which had a one-year service period and vested on February 6, 2025.
(8)Includes matching contributions under the Company’s 401(k) plan ($14,000) and insurance premium payments ($1,359).

50	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2024
(9)Mr. Schladen was appointed as President, Arcadia Products effective February 3, 2025. Refer to Mr. Schladen’s Offer Letter in Exhibit 10.14 of our Annual Report on Form 10-K for the year ended December 31, 2025.
(10)Includes matching contributions under the Company’s 401(k) plan ($16,077) and insurance premium payments ($906).
(11)All cash compensation amounts included in this and other tables are described in U.S. dollars and were converted using exchange rates of 1.1304 for 2025, 1.082 for 2024, and 1.8016 for 2023.
(12)Includes tax gross-ups ($115,067), as well as expenses for housing ($22,547), a Company-leased automobile that was provided to Mr. Grieves in the U.S. ($11,875), tax advisory ($11,652), spousal airfare ($9,994), and furniture rental ($6,669), all in connection with the executive’s secondment to the Company’s U.S. subsidiary. This also includes expenses relating to a Company-leased automobile that was provided to Mr. Grieves in Germany ($22,348) and Company contributions to insurance and pension plans ($14,800). Automobile expenses include monthly lease payments and all operating expenses (gas, maintenance, insurance, etc.).

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	51

GRANTS OF PLAN-BASED AWARDS

					Estimated Possible Payouts Under Equity Incentive Plan Awards (#)(3)			All Other Stock Awards (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)(1)(2)			Performance- Based Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
James O’Leary	N/A	$500,000	$1,000,000	$2,000,000
RSUs(4)	Jul-1-25							216,121	$1,849,996
PSUs(3)	Jul-1-25					216,121	432,242		$1,849,996
Eric Walter	N/A	$175,750	$351,500	$703,000
RSAs(4)	Feb-26-25							38,852	$351,999
PSUs(3)	Feb-26-25				–	38,852	77,704		$351,999
Brett Seger	N/A	$61,800	$123,600	$247,200
RSAs(4)	Feb-26-25							8,554	$77,499
PSUs(3)	Feb-26-25				–	8,554	17,108		$77,499
James Schladen	N/A	$275,000	$550,000	$1,100,000
RSAs(4)	Feb-26-25							40,066	$362,998
PSUs(3)	Feb-26-25				–	81,346	162,692		$736,995
Ian Grieves	N/A	$135,648	$271,296	$542,592
RSUs(4)	Feb-26-25							25,457	$230,640
PSUs(3)	Feb-26-25				–	25,457	50,914		$230,640
(1)Actual amounts paid pursuant to our non-equity incentive plan are reported in the non-equity incentive plan column of the Summary Compensation Table. These numbers represent threshold, target and maximum amounts that could have been earned under our annual performance bonus plan, which is based 100% on quantitative measures and allows for payments between 50% (threshold) and 200% (maximum) of the target amount, which is a specified percentage of base salary. At the time these measures are set and communicated to our NEOs, they are substantially uncertain.
(2)Non-equity incentive plan awards for all NEOs consisted solely of Company performance metrics, and no individual qualitative metrics. The Company performance metrics of the awards for Messrs. O’Leary, Walter, and Seger is based on Adjusted EBITDA attributable to DMC and Adjusted Free Cash Flow that DMC achieved in 2025. In the case of Messrs. Schladen and Grieves, the quantitative portion is based on Adjusted EBITDA of Arcadia Products, and Adjusted EBITDA and Adjusted Free Cash Flow of DynaEnergetics, respectively. Mr. Grieves’ potential payout under the non-equity incentive plan is paid in Euros and converted to U.S. dollars using an exchange rate of 1.1304.
(3)PSUs represent the right to receive one share of the Company’s common stock based on the satisfaction of certain performance conditions. They vest on the third anniversary of the date of grant contingent on Company Adjusted EBITDA and/or Adjusted Free Cash Flow performance as described in CD&A.
(4)Represents RSAs granted to Messrs. Walter, Seger, and Schladen and RSUs granted to Messrs. O’Leary and Grieves. The RSUs granted to Mr. O’Leary will vest in one-third increments on the first, second and third anniversaries of the grant date, and will be settled solely in cash; these awards are also subject to accelerated vesting provisions as described in CD&A. The RSAs and RSUs granted to Messrs. Walter, Seger, and Grieves vest in one-third increments on the first, second and third anniversaries of the grant date. The RSAs granted to Mr. Schladen will vest in one-half increments on February 3, 2026 and February 3, 2027.
(5)In accordance with FASB ASC Topic 718, RSAs and RSUs are valued based on the fair value of the Company’s stock on the last market trading day prior to the grant date. We have calculated the total grant date fair value of PSUs assuming achievement of the target level of performance.

52	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

EMPLOYMENT AGREEMENTS
During 2025, the Company had agreements to compensate Messrs. O’Leary, Walter, Seger, Schladen, and Grieves.
JAMES O’LEARY
Our offer letter with Mr. O’Leary dated June 20, 2025 and effective July 1, 2025 (“Letter Agreement”), for his roles as Executive Chairman, President and CEO, provide for a base salary, with participation in the annual incentive plan at a target level of 125% of base salary and with participation in the equity incentive plan at a target level of $3.7 million per year for annual long-term incentive grants. Refer to CD&A for certain accelerated vesting provisions for RSUs granted to Mr. O’Leary during 2025. Mr. O’Leary was also eligible to participate in various Company benefit programs.
Mr. O’Leary is a participant in the DMC Global Inc. Executive Severance Plan (the “Severance Plan”). In the event that Mr. O’Leary’s employment is terminated by him for Good Reason (as defined in the Letter Agreement) or by the Company other than for Cause (as defined in the Letter Agreement), disability, or death, he is entitled to the following cash severance benefits, in addition to COBRA benefits and enhanced equity award acceleration (as described in the following sentence): (i) if the termination occurs without a Change in Control (as defined in the Letter Agreement), he shall receive a Severance Multiple of
(a) Base Salary equal to two (2) times and (b) Target Bonus equal to two (2) times, as well as payment of any Prior Bonus that was earned but not yet paid); or (ii) if the termination occurs in connection with a Change in Control, his Severance Multiple of Base Salary and Target Bonus shall be three (3) times plus a Pro Rata Bonus (pro rata for year of termination of employment) and payment of any Prior Bonus that was earned but not yet paid. Outstanding equity awards have been amended by the Severance Plan to provide for, and future equity awards will provide for, (i) accelerated vesting and/or earning of awards in connection with a Change in Control unless the awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event that his continuous service is terminated by the Company without Cause or by him for Good Reason within twenty-four (24) months following the date of a Change in Control, any such assumed, converted or replaced awards shall become immediately vested; and (ii) accelerated vesting of awards in the event that he terminates employment for Good Reason (without regard to whether there is a Change in Control).
ERIC WALTER
Our offer letter with Mr. Walter dated December 20, 2022 provided a base salary, with participation in the annual incentive plan at a target level of 60% of base salary and with participation in the equity incentive plan at a target level of 1.5x his annual base salary per year for annual long-term incentive grants. Mr. Walter is also eligible to participate in various Company benefit programs.
As of March 13, 2025, Mr. Walter and the Company entered into a participation agreement with respect to the Severance Plan. The benefits under the participation agreement replaced any severance benefits in the offer letter with Mr. Walter.
In the event that Mr. Walter’s employment is terminated by him for Good Reason (as defined in the Severance Plan) or by the Company other than for Cause (as defined in the Severance Plan), disability, or death, he is entitled to the following cash severance benefits, in addition to COBRA benefits and enhanced equity award acceleration (as described in the following sentence): (i) if the termination occurs without a Change in Control (as defined in the Severance Plan), he shall receive a Severance Multiple of Base Salary equal to one (1) times and payment of any Prior Bonus that was earned but not yet paid; or (ii) if the termination occurs in connection with a Change in Control, his Severance Multiple of Base Salary and Target Bonus shall be one (1) times plus a Pro Rata Bonus (pro rata for year of termination of employment) and payment of any Prior Bonus that was earned but not yet paid. Outstanding equity awards have been amended by the Severance Plan to provide for, and future equity awards will provide for, (i) accelerated vesting and/or earning of awards in connection with a Change in Control unless the awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event that his continuous service is terminated by the Company without Cause or by him for Good Reason within twenty-four (24) months following the date of a Change in Control, any such assumed, converted or replacement awards shall become immediately vested; and (ii) accelerated vesting of awards in the event that he terminates employment for Good Reason (without regard to whether there is a Change in Control).

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	53

EMPLOYMENT AGREEMENTS
BRETT SEGER
Our offer letter with Mr. Seger dated December 14, 2021 provided a base salary, with participation in the annual incentive plan at a target level of 40% of base salary. The offer letter also provided that Mr. Seger is eligible to participate in the equity incentive plan for annual long-term incentive grants. Mr. Seger is also eligible to participate in various Company benefit programs. As of March 13, 2025, Mr. Seger and the Company entered into a participation agreement with respect to the Severance Plan. The benefits under the participation agreement are the same as those defined in Mr. Walter’s participation agreement.
JAMES SCHLADEN
Our offer letter with Mr. Schladen dated January 30, 2025 provided a base salary, with participation in the annual incentive plan at a target level of 100% of base salary and with participation in the equity incentive plan at a target level of $1.1 million for 2025 long-term incentive grants. Mr. Schladen is also eligible to participate in various Company benefit programs. We agreed to pay Mr. Schladen a one-time severance payment equal to (i) 3 months of his then-current base salary and (ii) an amount equal to his target bonus, prorated based upon the number of completed months in the applicable year of termination if his employment is terminated by the Company without cause or Mr. Schladen terminates his employee for Good Reason (in each case, as defined in his offer letter).
IAN GRIEVES
DynaEnergetics Holding GmbH initially entered into an employment agreement with Mr. Grieves dated July 26, 2013, which was later replaced by an employment agreement entered into by and between DynaEnergetics Europe GmbH and Mr. Grieves dated January 1, 2020. Mr. Grieves’ employment agreement provides for an annual base salary, with participation in the annual incentive plan at a target level of 60% of base salary. Mr. Grieves is also eligible to participate in various Company benefit programs. The employment agreement also contains non-competition and non-solicitation covenants, to be effective during Mr. Grieves’ employment and for a period of two years following termination of his employment. For the duration of Mr. Grieves’ non-competition obligation following termination, he will receive compensation in an amount equal to one half of his fixed yearly annual salary. Effective March 1, 2025, Mr. Grieves and DynaEnergetics Europe GmbH entered into a Secondment Agreement with DynaEnergetics US, Inc. for Mr. Grieves to work on location at our U.S. manufacturing facility. The Secondment Agreement provides for certain additional benefits to Mr. Grieves, including a company provided vehicle, housing allowance, spousal travel reimbursement, and tax consulting services.

54	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2025

	Stock Awards(1)
	Restricted Stock/Restricted Stock Units			Performance Share Units
Name	Number of Shares of Stock or Units Held that Have Not Vested (#)		Market Value of Shares of Stock or Units Held that Have Not Vested ($)(2)	Number of Shares of Stock or Units Held that Have Not Vested (#)		Market Value of Shares of Stock or Units Held that Have Not Vested ($)(2)
James O’Leary	49,554	(3)	$331,516	216,121	(15)	$1,445,849
	216,121	(4)	$1,445,849
Eric Walter	5,193	(5)	$34,741	15,581	(16)	$104,237
	13,002	(6)	$86,983	19,503	(17)	$130,475
	26,119	(7)	$174,736	38,852	(18)	$259,920
	38,852	(8)	$259,920
Brett Seger	1,967	(5)	$13,159	1,784	(17)	$11,935
	3,567	(9)	$23,863	8,554	(18)	$57,226
	1,264	(10)	$8,456
	8,554	(8)	$57,226
James Schladen	40,066	(11)	$268,042	81,346	(19)	$544,205
Ian Grieves	3,541	(12)	$23,689	10,623	(16)	$71,068
	8,928	(13)	$59,728	13,392	(17)	$89,592
	25,457	(14)	$170,307	25,457	(18)	$170,307
(1)All shares of restricted stock issued under the 2016 Plan qualify for dividends, if and when, the Company declares dividend payments. RSAs issued under the 2025 Plan and PSUs issued under the 2016 Plan or the 2025 Plan accrue the right to receive dividends from the date of issuance until the vesting date on shares of common stock actually issued upon vesting. RSUs issued do not qualify for dividends until the shares of common stock are issued on each of the respective vesting dates. The Company has not declared any dividend payments since April 16, 2020.
(2)The fair market value is calculated as the product of (x) the closing price on December 31, 2025, of $6.69 per share and (y) the number of unvested shares or units.
(3)These RSAs were granted on November 1, 2024, and are scheduled to vest on the second anniversary of the date of grant, subject to continued employment.
(4)These RSUs were granted on July 1, 2025, and are scheduled to vest equally on each of the first three anniversaries of the date of grant, subject to continued employment. These RSUs will be settled solely in cash upon each vesting event and are subject to the accelerated vesting provisions discussed in CD&A.
(5)These RSAs were granted on March 14, 2023, and are scheduled to vest on the third anniversary of the date of grant, subject to continued employment.
(6)These RSAs were granted on February 28, 2024, and are scheduled to vest equally on the second and third anniversaries of the date of grant, subject to continued employment.
(7)These RSAs were granted on November 13, 2024, and are scheduled to vest on the 18-month anniversary of the date of grant, subject to continued employment.
(8)These RSAs were granted on February 26, 2025, and are scheduled to vest equally on each of the first three anniversaries of the date of grant, subject to continued employment.
(9)These RSAs were granted on March 14, 2024, and are scheduled to vest equally on each of the second and third anniversaries of the date of grant, subject to continued employment.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	55

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2024
(10)These RSAs were granted on May 28, 2024, and are scheduled to vest equally on each of the second and third anniversaries of the date of grant, subject to continued employment.
(11)These RSAs were granted on February 26, 2025, and are scheduled to vest equally on February 3, 2026 and February 3, 2027, subject to continued employment.
(12)These RSUs were granted on March 14, 2023, and are scheduled to vest on the third anniversary of the date of grant, subject to continued employment.
(13)These RSUs were granted on February 28, 2024, and are scheduled to vest equally on each of the second and third anniversaries of the date of grant, subject to continued employment.
(14)These RSUs were granted on February 26, 2025, and are scheduled to vest equally on each of the first three anniversaries of the date of grant, subject to continued employment.
(15)These PSUs were granted on July 1, 2025, and are based upon the achievement of two separate performance conditions - the achievement of a targeted Adjusted EBITDA goal and the achievement of a targeted Adjusted Free Cash Flow goal - over the performance period of January 1, 2025 to December 31, 2027.
(16)These PSUs were granted on March 14, 2023, and are scheduled to vest based upon the achievement of two separate performance conditions - TSR performance relative to a disclosed peer group from January 2023 to January 2026 and the achievement of a targeted Adjusted EBITDA goal for the performance period of January 1, 2023 to December 31, 2025.
(17)These PSUs were granted on February 28, 2024 to Messrs. Walter, Schladen, and Grieves (March 14, 2024 for Mr. Seger), and are scheduled to vest based upon the achievement of Total shareholder return (“TSR”) performance relative to the S&P 600 Industrials index from January 2024 to January 2027.
(18)These PSUs were granted on February 26, 2025, and are based upon the achievement of two separate performance conditions - the achievement of a targeted Adjusted EBITDA goal and the achievement of a targeted Adjusted Free Cash Flow goal - over the performance period of January 1, 2025 to December 31, 2027.
(19)These PSUs were granted on February 26, 2025, and are based upon the achievement of a targeted Adjusted EBITDA goal over the performance period of January 1, 2025 to December 31, 2026.

56	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

STOCK VESTED DURING 2025

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)(1)
James O’Leary	158,182	$1,265,237
Eric Walter	29,852	$227,294
Brett Seger	9,344	$74,297
James Schladen	2,429	$20,598
Ian Grieves	13,388	$111,875
(1)Represents the number of shares vested multiplied by the per share closing market price of our common stock on the respective vesting dates.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	57

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The table below sets forth the potential payments to our named executive officers under various scenarios including a change in control, termination without cause, termination by the named executive officer for good reason, termination as a result of death or disability and termination as a result of retirement, under the terms of their respective employment or other agreements and the equity incentive plans. See “Employment Agreements” above for a summary of the terms of applicable employment agreements or arrangements with our named executive officers. Under the award agreements governing equity grants under our equity incentive plans, if the named executive officer’s employment is terminated for any reason other than (i) death, (ii) disability, or (iii) termination without cause (as defined in the executive’s employment agreement), the named executive officer shall, for no consideration, forfeit to us any shares of restricted stock to the extent such shares are not vested at the time of such termination of employment. If the named executive officer’s employment terminates due to death or disability, or is terminated without cause, any unvested shares of restricted stock or RSUs will immediately vest on the date of the executive’s termination of employment for such reason.
For purposes of this table, we have assumed the date of termination of employment or change in control (regardless of the circumstances) is December 31, 2025, and that termination occurred under the terms of any current employment or change in control agreement. The price of our common stock on December 31, 2025, was $6.69. We have not included the financial effect of a termination for cause as the named executive officers are not entitled to any further compensation or benefits following such a termination. Furthermore, the amounts shown in the tables below do not include payments to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, including accrued salary and vacation pay. Payment of salary continuation upon termination will be made in monthly payments while any salary owed upon termination will be paid in a single lump sum. Payment of these amounts after termination without cause is generally conditioned upon the former executive’s execution of a release and waivers and continued compliance with non-competition, non-solicitation, and confidentiality obligations. We may make changes to the current employment and termination arrangements with our executive officers or enter into new arrangements from time to time.

	James O’Leary
Executive Benefits and Payments upon Termination of Employment	Termination without Cause or for Good Reason(1)		Termination without Cause or for Good Reason after Change in Control		Death or Disability(2)
COMPENSATION:
Base Salary	$1,600,000	(3)	$2,400,000	(6)	$–
Incentive Bonus	$2,504,000	(4)	$3,504,000	(7)	$–
Acceleration of vesting of outstanding stock awards(14)	$3,223,214	(5)	$3,223,214	(8)	$3,223,214	(9)
TOTAL	$7,327,214		$9,127,214		$3,223,214

58	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

	Eric Walter
Executive Benefits and Payments upon Termination of Employment	Termination without Cause or for Good Reason(1)		Death or Disability(2)
COMPENSATION:
Base Salary	$468,650	(10)	$–
Incentive Bonus	$351,500	(11)	$–
Acceleration of vesting of outstanding stock awards(14)	$1,051,012	(5)	$1,051,012	(9)
TOTAL	$1,871,162		$1,051,012

	Brett Seger
Executive Benefits and Payments upon Termination of Employment	Termination without Cause or for Good Reason(1)		Death or Disability(2)
COMPENSATION:
Base Salary	$309,005	(12)	$–
Incentive Bonus	$123,500	(11)	$–
Acceleration of vesting of outstanding stock awards(14)	$171,865	(5)	$171,865	(9)
TOTAL	$604,370		$171,865

	James Schladen
Executive Benefits and Payments upon Termination of Employment	Termination without Cause or for Good Reason(1)		Death or Disability(2)
COMPENSATION:
Base Salary	$137,500	(13)	$—
Incentive Bonus	$550,000	(14)	$—
Acceleration of vesting of outstanding stock awards(14)	$812,247	(5)	$812,247	(9)
TOTAL	$1,499,747		$812,247

	Ian Grieves
Executive Benefits and Payments upon Termination of Employment	Termination without Cause(1)		Death or Disability (2)
COMPENSATION:
Base Salary	$226,080	(15)	$113,040	(13)
Incentive Bonus	$135,648	(16)	$67,824	(13)
Acceleration of vesting of outstanding stock awards(17)	$584,691	(5)	$584,691	(9)
TOTAL	$946,419		$765,555
(1)For Messrs. O’Leary, Walter, and Seger, in addition to the amounts disclosed above, the Company will also pay a lump sum amount equal to the product of 18 months multiplied by the amount of the monthly health care plan premium that the Participant would otherwise be required to pay for the Participant and any of the Participant’s eligible dependents for the first month of Company group health care plan coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”).
(2)Under the current employment agreements, there are no retirement arrangements. As such, compensation terms and conditions related to retirement are negotiated separately when such event occurs.
(3)Equals two times base salary of $800,000 for Mr. O’Leary.
(4)Equals two times target bonus of $1,000,000 for Mr. O’Leary plus 2025 bonus that was earned but not yet paid as of December 31, 2025.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	59

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
(5)In the event of termination without cause, only RSAs or RSUs are subject to accelerated vesting. The number of PSUs that ultimately vest will be determined based on the pre-defined performance goals at the end of the original performance period as if grantee had not terminated Continuous Service. For purposes of these calculations, we have included PSUs at target.
(6)Equals three times base salary of $800,000 for Mr. O’Leary.
(7)Equals three times target bonus of $1,000,000 for Mr. O’Leary plus 2025 bonus that was earned but not yet paid as of December 31, 2025.
(8)In the event of termination without cause or for good reason after a change in control, RSAs, RSUs, and PSUs are subject to accelerated vesting. The number of PSUs that ultimately vest will be determined based on the level of actual performance achieved as of the date of the change in control if actual performance is determinable, or at the target level, if actual performance is not determinable. For purposes of these calculations, we have included PSUs at target.
(9)In the event of termination of continuous service as a result of death or disability, named executive officers or their survivors would be entitled to the accelerated vesting of RSAs or RSUs and PSUs at target.
(10)Equals 12 months of base salary of $468,650 for Mr. Walter.
(11)Equals 2025 bonus that was earned but not yet paid as of December 31, 2025.
(12)Equals 12 months of base salary of $309,005 for Mr. Seger.
(13)Equals 3 months of base salary of $550,000 for Mr. Schladen.
(14)In case of termination without cause, Mr. Schladen is entitled to an amount equal to his target bonus, prorated based upon the number of completed months in the applicable year of termination. For purposes of this table, we have utilized the full year 2025 target bonus.
(15)In case of termination, Mr. Grieves is entitled to a notice period of six months, during which he would receive salary and pro-rated bonus. The amounts are calculated based on Mr. Grieves’ base salary of €400,000 and target bonus of 60% his base salary, or €240,000. Under German labor laws and depending on the facts and circumstances around the termination, Mr. Grieves may be entitled to more severance that cannot be calculated at this time. Mr. Grieves’ payouts would be paid in Euros and was converted to U.S. dollars using an exchange rate of 1.1304.
(16)In case of death, Mr. Grieves’ survivors would be entitled to three months of salary and bonus. The amounts are calculated based on Mr. Grieves’ base salary of €400,000 and target bonus of 60% his base salary, or €240,000. Mr. Grieves’ payouts would be paid in Euros and was converted to U.S. dollars using an exchange rate of 1.1304.
(17)The value of the accelerated vesting of outstanding stock awards is based on the closing market price of our common stock on December 31, 2025, of $6.69 per share.

60	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Item 402(v) of Regulation S-K, we are providing the following pay versus performance (“PVP”) table and related information, including “compensation actually paid” or “CAP” (as defined by the SEC) for compliance purposes. “Compensation actually paid” is a measure defined in SEC rules that adjusts amounts shown in the Summary Compensation Table (“SCT”) to better reflect the economic benefits received by an executive in a given year in respect of his or her compensation. CAP reflects adjusted values to unvested and vested equity awards during the years shown in the tables below based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals. Neither the Committee nor the executive officers of our Company directly use the information in this table or the related disclosures when making compensation decisions. For information regarding the Company’s pay-for-performance philosophy and how the Compensation Committee makes its decisions about our named executive officer’s pay each year, refer to the Compensation Discussion & Analysis (“CD&A”) in this proxy statement and in the proxy statements for the years ending December 31, 2024, 2023, 2022, and 2021. Our principal executive officer (“PEO”) is our Chief Executive Officer(s) for all years presented in the following PVP table and related information.

Year	Summary Compensation Table Total for CEO 1 ($)(1)	Summary Compensation Table Total for CEO 2 ($)(1)	Summary Compensation Table Total for CEO 3 ($)(1)	Compensation Actually Paid to CEO 1 ($)(1, 2)	Compensation Actually Paid to CEO 2 ($)(1, 2)	Compensation Actually Paid to CEO 3 ($)(1, 2)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(3)
2025	$5,615,614	$—	$—	$3,792,825	$—	$—	$1,344,222
2024	$4,138,125	$3,547,422	$—	$718,551	$2,915,024	$—	$1,277,540
2023	$1,984,654	$1,863,920	$1,333,600	$2,263,684	$1,772,312	$1,309,232	$1,720,006
2022	$—	$—	$3,621,688	$—	$—	$1,101,613	$1,480,372
2021	$—	$—	$3,844,266	$—	$—	$3,065,356	$1,004,907

		Value of Initial Fixed $100 Investment based on:
Year	Average Compensation Actually Paid to Non-CEO NEOs ($)(3, 4)	DMC Global Inc. Total Stockholder Return(5)	Peer Group Total Stockholder Return(6)	Net (Loss) Income (thousands) ($)(7)	Adjusted EBITDA (thousands) ($)(8)	Free Cash Flow (thousands) ($)(9)
2025	$914,313	$15.47	$203.76	$(11,745)	$34,942	$42,803
2024	$497,541	$16.99	$168.36	$(151,960)	$52,156	$30,408
2023	$1,552,866	$43.51	$133.74	$34,759	$96,063	$50,297
2022	$957,644	$44.95	$94.86	$13,833	$74,199	$26,414
2021	$910,996	$91.58	$116.68	$(1,010)	$20,179	$(20,452)
(1)Reflects compensation amounts reported in the “Summary Compensation Table” for our Chief Executive Officers, for the respective years shown.

	CEO 1	CEO 2	CEO 3
2025	James O’Leary	n/a	n/a
2024	Michael Kuta	James O’Leary	n/a
2023	Michael Kuta	David Aldous	Kevin T. Longe
2022	n/a	n/a	Kevin T. Longe
2021	n/a	n/a	Kevin T. Longe

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	61

PAY VERSUS PERFORMANCE
(2)As determined in accordance with SEC rules, “compensation actually paid” to our CEOs in each of 2025, 2024, 2023, 2022, and 2021 reflects the respective amounts set forth in the table above, adjusted as set forth in the table below, and is calculated as of each year-end. The dollar amounts reflected for “Compensation actually paid” in the table above do not reflect the actual amount of compensation earned by or paid to our CEOs during the applicable year, as this depends on the factors discussed in CD&A. For information regarding the decisions made by our Compensation Committee in regard to the CEO’s compensation for each fiscal year, please see the CD&A sections of the proxy statements reporting pay for the fiscal years covered in the table above.

	2025	2024
Description of Adjustment	CEO 1	CEO 1	CEO 2
Summary Compensation Table – Total Compensation	$5,615,614	$4,138,125	$3,547,422
Less: Stock award values reported in SCT for the covered year	(3,699,992)	(3,360,978)	(2,124,998)
Plus: Fair value for stock awards granted in the covered year	1,807,310	—	1,526,860
Change in fair value of outstanding unvested stock awards from prior years	(32,706)	—	—
Fair value on vesting date of stock awards granted in the covered year that vested during the covered year	—	—	—
Change in fair value of stock awards from prior years that vested in covered year	102,599	(58,596)	(34,260)
Fair value as of prior fiscal year end of stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—	—	—
Compensation Actually Paid	$3,792,825	$718,551	$2,915,024

	2023			2022	2021
Description of Adjustment	CEO 1	CEO 2	CEO 3	CEO 3	CEO 3
Summary Compensation Table – Total Compensation	$1,984,654	$1,863,920	$1,333,600	$3,621,688	$3,844,266
Less: Stock award values and other earned equity compensation reported in SCT for the covered year	(599,993)	(599,993)	—	(2,161,133)	(2,273,936)
Plus: Fair value for stock awards granted in the covered year	517,738	—	—	1,391,183	1,101,881
Change in fair value of outstanding unvested stock awards from prior years	—	—	—	(802,369)	(953,988)
Fair value on vesting date of stock awards granted in the covered year that vested during the covered year	—	508,385	—	—	—
Change in fair value of stock awards from prior years that vested in covered year	361,285	—	(24,368)	(286,564)	1,544,217
Fair value as of prior fiscal year end of stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—	—	—	(661,192)	(197,084)
Compensation Actually Paid	$2,263,684	$1,772,312	$1,309,232	$1,101,613	$3,065,356
(3)The following non-CEO named executive officers are included in the average figures shown:
2025: Eric Walter, Brett Seger, James Schladen, and Ian Grieves
2024: Eric Walter, Michelle Shepston, James Chilcoff, Ian Grieves, and Antoine Nobili
2023: Eric Walter, Michelle Shepston, James Chilcoff, James Schladen, and Ian Grieves
2022: Michael Kuta, Michelle Shepston, James Schladen, and Ian Grieves
2021: Michael Kuta, Michelle Shepston, Ian Grieves, and Antoine Nobili

62	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

(4)	Description of Adjustment	2025 Average	2024 Average	2023 Average	2022 Average	2021 Average
	Summary Compensation Table – Total Compensation	$1,344,222	$1,277,540	$1,720,006	$1,480,372	$1,004,907
	Less: Stock award values reported in SCT for the covered year	(605,067)	(609,389)	(698,238)	(689,557)	(389,440)
	Plus: Fair value for stock awards granted in the covered year	208,696	210,136	566,421	439,759	188,701
	Change in fair value of outstanding unvested stock awards from prior years	(40,968)	(337,550)	(59,451)	(138,592)	(152,707)
	Fair value on vesting date of stock awards granted in the covered year that vested during the covered year	—	—	—	8,330	—
	Change in fair value of stock awards from prior years that vested in covered year	7,430	(43,196)	24,128	(37,669)	298,692
	Fair value as of prior fiscal year end of stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—	—	—	(104,999)	(39,157)
	Compensation Actually Paid	$914,313	$497,541	$1,552,866	$957,644	$910,996
Equity Valuations: The fair value of RSAs and RSUs granted is based on the fair value of DMC’s stock on the last market trading day prior to the grant date. Adjustments have been made using the stock price as of year-end and as of each date of vest. The grant date fair values of PSUs with target Adjusted EBITDA and Adjusted Free Cash Flow performance conditions are calculated using the stock price as of date of grant assuming target performance. Adjustments have been made using the stock price and performance accrual modifier as of year-end and as of the date of vest. The fair value of PSUs with TSR performance conditions is based on a third-party valuation simulating a range of possible TSR outcomes over the performance period. Adjustments have been made using the third-party valuation simulating a range of possible TSR outcomes as measured at each year end or the stock price and awards achieved as of each date of vest.
(5)TSR reflects the value at the end of the year shown of $100 invested in the Company’s common stock at the closing market price on the last trading day immediately prior to the first year shown. This provides a cumulative TSR value that incorporates both the appreciation or depreciation of the Company’s stock price and the value of dividends, which are assumed to have been reinvested in additional DMC shares. Past performance is not a guarantee of future results.
(6)Peer group TSR for the relevant fiscal year represents the cumulative TSR of the Nasdaq Non-Financial Stocks Index (XNDX) for the measurement periods ending on December 31, 2025, 2024, 2023, 2022, and 2021, respectively. We have selected the Nasdaq Non-Financial Stocks Index (XNDX) as our peer group as it was also used for the stock performance graph required by Item 201(e) of Regulation S-K in our Annual Report on Form 10-K for the year ended December 31, 2025.
(7)Reflects “Net (loss) income” in the Company’s Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022, and 2021. Net loss for the year ended December 31, 2024, includes goodwill impairment of $141,725 related to the full impairment of Arcadia Products’ goodwill.
(8)Company Selected Measure is a non-GAAP measure, Adjusted EBITDA attributable to DMC Global Inc. which is described below.
(9)Free Cash Flow is a non-GAAP measure and is described below. This is a supplemental measure.
Listed below are the financial performance measures which in our assessment represent the most important performance measures we use to link CAP to our named executive officers, for 2025, to company performance.

Measure	Nature	Explanation
Adjusted EBITDA	Financial Measure	Adjusted EBITDA is a non-GAAP measure that we believe provides an important indicator of our ongoing operating performance that we use in operational and financial decision-making. We define EBITDA as net income or loss plus or minus net interest, taxes, depreciation and amortization. Adjusted EBITDA excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance. Adjusted EBITDA attributable to DMC Global Inc. stockholders excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
Free Cash Flow	Financial Measure
Free Cash Flow is a non-GAAP measure that we believe provides an important indicator of our ongoing operating performance and liquidity that we use in operational and financial decision-making. We define Free Cash Flow as cash flows from operating activities less net acquisitions of property, plant and equipment.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	63

PAY VERSUS PERFORMANCE
Relationship between Pay and Performance. Below are graphs showing the relationship of “compensation actually paid” to our Chief Executive Officer and other named executive officers in 2021, 2022, 2023, 2024, and 2025 to (1) TSR of both DMC Global Inc. and the Nasdaq Non-Financial Stocks Index (XNDX), (2) DMC’s net (loss) income, (3) DMC’s Adjusted EBITDA and (4) DMC’s Free Cash Flow.
CAP vs. TSR

Compensation ($000s)
$4,000
$3,200
$2,400
$1,600
$800
$0
Total Shareholder Return on $100 Invested at Beginning of Period
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
2021
2022
2023
2024
2025

CEO 3 - Compensation Actually Paid	Average NEO Compensation Actually Paid
CEO 1 - Compensation Actually Paid	CEO 2 - Compensation Actually Paid
Co. TSR	Peer Group TSR

64	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
CAP vs. Net (Loss) Income

$4,000
$3,200
$2,400
$1,600
$800
$0
Compensation ($000s)
$50,000
$0
$(50,000)
$(100,000)
$(150,000)
$(200,000)
Net (Loss) Income ($000s)
2021
2022
2023
2024
2025

CEO 3 - Compensation Actually Paid	Average NEO Compensation Actually Paid
CEO 1 - Compensation Actually Paid	CEO 2 - Compensation Actually Paid
Net (Loss) Income ($000s)

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	65

PAY VERSUS PERFORMANCE
CAP vs. Adjusted EBITDA

Compensation ($000s)
$4,000
$3,200
$2,400
$1,600
$800
$0
Adjusted EBITDA ($000s)
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2021
2022
2023
2024
2025

CEO 3 - Compensation Actually Paid	Average NEO Compensation Actually Paid
CEO 1 - Compensation Actually Paid	CEO 2 - Compensation Actually Paid
Adjusted EBITDA ($000s)

66	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
CAP vs. Free Cash Flow

$4,000
$3,200
$2,400
$1,600
$800
$0
Compensation ($000s)
$60,000
$40,000
$20,000
$0
$(20,000)
$(40,000)
Free Cash Flow ($000s)
2021
2022
2023
2024
2025

CEO 3 - Compensation Actually Paid	Average NEO Compensation Actually Paid
CEO 1 - Compensation Actually Paid	CEO 2 - Compensation Actually Paid
Free Cash Flow ($000s)

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	67

DIRECTOR COMPENSATION

Non–employee Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
John R. Doubman	$38,530	$110,611	$—	$149,141
Ruth I. Dreessen	$105,500	$174,987	$—	$280,487
Michael A. Kelly	$99,000	$174,987	$—	$273,987
Clifton Peter Rose(3)	$94,000	$174,987	$—	$268,987
Ouma Sananikone	$145,500	$174,987	$—	$320,487
Sharon S. Spurlin	$19,973	$79,107	$—	$99,080
Simon M. Bates(4)	$24,931	$49,993	$—	$74,924
(1)Amounts shown reflect annual fees for each member of the Board related to Board service and serving as the chair of the Board or chair of a Board committee and excess meeting fees awarded to directors for meetings attended in excess of ten Board meetings or ten single committee meetings during a calendar year. All fees are paid quarterly and are pro-rated for time served as a director and/or chair of the Board or chair of a Board committee.
(2)Amounts shown in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of the 5,518 shares granted on February 26, 2025 and 17,580 shares granted on May 14, 2025 to each non-employee director serving at each date. The February 26, 2025 grants were to compensate the directors for special director fees for above and beyond contributions in 2024. All May 14, 2025 awards granted to directors will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) the date of the next annual stockholder meeting, so long as the date of the next annual meeting is no earlier than April 29, 2026. Mr. Doubman was granted 14,459 shares on June 25, 2025 as his initial grant upon appointment. Ms. Spurlin was granted 9,659 shares on September 25, 2025 as her initial grant upon appointment. Mr. Doubman’s and Ms. Spurlin’s awards will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) the date of the next annual stockholder meeting, so long as that meeting is at least 50 weeks after the prior annual meeting. See Note 8 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 regarding assumptions underlying valuation of equity awards.
(3)Mr. Rose is not standing for re-election to the Board at the Annual Meeting.
(4)Mr. Bates resigned from the Board effective April 30, 2025.
COMPENSATION FOR NON-EMPLOYEE DIRECTORS
Our director compensation program is designed to include annual retainer fees paid in a combination of cash and restricted stock, along with additional cash retainer amounts paid for Board and committee leadership positions. In 2025, each of our non-employee directors received an annual cash retainer of $75,000. On the date of the Company’s 2025 annual meeting of stockholders, each non-employee director was granted an RSA with a value equivalent to $125,000 (based on the closing price of DMC’s stock on the date of the annual meeting). These awards vest in full on the earlier of (i) the first anniversary of the grant date or (ii) the date of the next annual meeting of stockholders, provided that such meeting occurs at least 50 weeks after the prior annual meeting. Directors also received additional annual cash retainers as follows: $50,000 to the Lead Independent Director; $20,000 to the Audit Committee chairman; $15,000 to the Compensation Committee chairman; and $10,000 to the chairman of each of the other Board committees.
The annual cash retainers are paid quarterly. If a director misses two regular meetings, the retainer is reduced by 25%, with further pro rata reductions for each additional meeting missed. Directors are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings.
Newly appointed directors receive an RSA with a value equivalent to the $125,000 annual grant amount, pro-rated based on the date of appointment relative to the date of the most recently completed Annual Meeting, These awards vest in full on the earlier of (i) the first anniversary of the grant date or (ii) the date of the next annual meeting of stockholders, provided that such meeting occurs at least 50 weeks after the prior annual meeting.
Effective January 1, 2025, directors are also entitled to an additional fee of $1,500 per meeting attended in excess of ten Board meetings or ten single committee meetings during a calendar year (“excess meeting fees”). The thresholds apply independently. Excess meetings fees were paid to Messrs. Kelly and Rose and Mses. Dreessen and Sananikone during 2025 and are included in the Director Compensation table above.

68	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

DIRECTOR COMPENSATION Stock Ownership Guidelines for Non-Employee Directors
STOCK OWNERSHIP GUIDELINES FOR NON-EMPLOYEE DIRECTORS
Under our stock ownership guidelines, within five years of election to the Board, our non-employee directors are expected to hold stock worth at least five times the amount of the annual cash Board retainer fee. All of our non-employee directors are in compliance with the stock ownership guidelines or fall within the exception period.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	69

CEO PAY RATIO FOR FISCAL YEAR 2025
Under the Dodd-Frank Act, we are required to disclose the annual total compensation of the individual identified as our median paid employee, the annual total compensation of our CEO as of December 31, 2025, and the ratio of these two amounts.

Total Compensation
CEO	$5,615,614
Median Employee	$61,380
Ratio	91.5
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
We identified our median employee as of December 31, 2025. In determining the employee population to be used to identify the median employee, we included all of our full-time, part-time, and temporary employees globally (excluding our CEO) who were employed as of
December 31, 2025, consisting of 1,513 employees, of which 1,298 were U.S. employees and 215 were non-U.S. employees. We excluded from this employee population three employees from non-U.S. jurisdictions (two employees in Korea and one employee in China) who represented less than 5% of our total employees, pursuant to the “de minimis” exception provided in the applicable SEC rule. As a result, the employee population that we used for purposes of determining the compensation of our median employee consisted of 1,510 employees, of which 1,298 were U.S. employees and 212 were non-U.S. employees. We used a consistently applied compensation measure to identify our median employee, which consisted of total cash compensation (including wages and cash bonuses) paid to each employee (other than the CEO) during 2025. Earnings of our employees outside the U.S. were converted to U.S. dollars using the same yearly average exchange rate used in preparing our December 31, 2025 consolidated financial statements.

70	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2025 with respect to the shares of our common stock that may be issued under our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a) (c)
Equity compensation plans approved by security holders	1,133,815	(1)	$—	1,691,757	(2)
Equity compensation plans not approved by security holders	—		$—	N/A
TOTAL	1,133,815		$—	1,691,757
(1)Includes 114,313 RSUs and 1,019,502 PSUs, which assumes maximum performance metrics are achieved.
(2)Includes only shares available for issuance under our 2025 Plan as of December 31, 2025 as our Employee Stock Purchase Program has been paused indefinitely. As of March 19, 2026, there are 1,582,145 shares to be issued upon vesting of outstanding RSUs and PSUs and 1,669,296 shares available for issuance under our 2025 Plan, excluding securities to be issued upon vesting of outstanding RSUs and PSUs.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	71

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 19, 2026 by: (i) each of our directors; (ii) each of our executive officers; and (iii) all of our directors and executive officers as a group.

	Beneficial Ownership(1)
Name and Address of Beneficial Owner(2)	Common Stock	Restricted Stock Units	Deferred Stock	Total Shares Beneficially Owned(3)	Percent of Total
DIRECTORS:
Ruth I. Dreessen	48,346	—	—	48,346	*
Michael A. Kelly	48,653	—	—	48,653	*
Clifton Peter Rose(4)	61,988	—	—	61,988	*
Ouma Sananikone	35,836	—	—	35,836	*
Sharon S. Spurlin	9,659	—	—	9,659	*
John R. Doubman	14,459	—	—	14,459	*
EXECUTIVE OFFICERS:
James O’Leary(5)	191,392	216,121	—	407,513	2.0%
Eric Walter(6)	100,030	—	—	100,030	*
Brett Seger(7)	21,638	—	—	21,638	*
James Schladen(8)	569,702	—	—	569,702	2.8%
Ian Grieves(9)	81,708	21,435	—	103,143	*
Antoine Nobili(10)	21,177	7,920	—	29,097	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (12 PERSONS)(11)	1,204,588	245,476	—	1,450,064	7.1%
*    Less than 1%.
(1)This table is based upon information supplied by officers and directors as well as filings made pursuant to Section 16(a) of the Exchange Act with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,475,151 shares of common stock outstanding on March 19, 2026, adjusted as required by rules promulgated by the SEC.
(2)Unless otherwise indicated, the address of each beneficial owner is c/o DMC Global Inc. 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021.
(3)Represents shares of the Company’s common stock held, or which the holder has the right to acquire within 60 days after
March 19, 2026.
(4)Mr. Rose is not standing for re-election at the Annual Meeting.
(5)Excludes 453,570 PSUs from Common Stock column. RSUs will be settled solely in cash upon each vesting event.
(6)Excludes 112,629 PSUs from Common Stock column.
(7)Excludes 10,338 PSUs from Common Stock column.
(8)Excludes 81,346 PSUs from Common Stock column. Of the 569,702 shares in the Common Stock column, 532,958 shares are indirectly beneficially owned.
(9)Excludes 38,849 PSUs from Common Stock column.

72	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(10)Excludes 10,224 PSUs from Common Stock column.
(11)Excludes 706,956 PSUs from Common Stock column.
The following table sets forth certain information regarding the ownership of our common stock as of March 19, 2026, by each person or group known by us to be the beneficial owner of more than 5% of our common stock.

	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
Cooke & Bieler L.P.(2) Two Commerce Square 2001 Market Street, Suite 4000 Philadelphia, PA 19103	1,963,653	9.6%
Vanguard Group Inc.(3) 100 Vanguard Blvd. Malvern, PA 19355	1,419,953	6.9%
BlackRock, Inc.(4) 50 Hudson Yards New York, NY 10001	1,384,283	6.8%
Steel Partners Holdings L.P. and affiliates(5) 590 Madison Avenue, 32nd Floor New York, NY, 10022	1,194,441	5.8%
(1)This table is based upon information supplied by the principal stockholders on the Statement of Beneficial Ownership filed on Schedule 13D, Schedule 13G or 13G/A with the SEC. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,475,151 shares of common stock outstanding on March 19, 2026.
(2)Based on the Statement of Beneficial Ownership filed on Schedule 13G/A on May 13, 2025 by Cooke & Bieler L.P. in its capacity as an investment advisor, Cooke & Bieler L.P. has shared power to vote or direct the vote of 1,600,426 shares, and shared power to dispose or direct the disposition of 1,963,653 shares.
(3)Based on the Statement of Beneficial Ownership filed on Schedule 13G/A on October 30, 2025 by The Vanguard Group Inc. in its capacity as investment advisor. The Vanguard Group has shared power to vote or direct the vote of 110,244 shares, sole power to dispose or direct the disposition of 1,302,538 shares, and shared power to dispose or direct the disposition of 117,415 shares.
(4)Based on the Statement of Beneficial Ownership filed on Schedule 13G/A on September 30, 2025 by BlackRock, Inc. in its capacity as parent holding company, BlackRock, Inc. has the sole power to vote or direct the vote for 1,351,334 shares, and the sole power to dispose or direct the disposition of 1,384,283 shares.
(5)Based on the Statement of Beneficial Ownership filed on Schedule 13D/A on February 24, 2026 by Steel Partners Holdings L.P. Steel Partners Holdings L.P. has shared power to vote or direct the vote of and to dispose or direct the disposition of 1,194,441 shares.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	73

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Board recognizes that certain transactions, arrangements, and relationships between us, on the one hand, and members of the Board, certain officers and persons and entities affiliated with such persons, on the other hand, present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof), compared to transactions between us and unaffiliated third parties. Accordingly, the Board has adopted related party transaction policies and procedures for the purpose of establishing guidelines by which our Audit Committee and Corporate Governance and Nominating Committee shall review and oversee proposed related party transactions, as more fully described therein.
In accordance with our Code of Ethics, employees are directed to avoid conflicts of interest and report potential conflicts of interest to DMC legal personnel. Potential conflicts involving an executive officer or director must be reported to the Chairman of the Corporate Governance and Nominating Committee. That Committee refers any matter requiring disclosure under Rule 404 of SEC Regulation S-K to the Audit Committee, which is responsible for reviewing and approving such transactions. All other potential conflicts are reviewed by the Corporate Governance and Nominating Committee.
The Audit Committee has approved each of the transactions disclosed below.
On December 23, 2021, DMC acquired 60% of Arcadia Products, LLC, a Colorado limited liability company resulting from the conversion of Arcadia, Inc., a California corporation, following a tax reorganization (the “Arcadia Acquisition”). The remaining 40% of Arcadia Products is owned by New Arcadia Holdings, Inc., which is indirectly owned by Gerard Munera, a director of Arcadia Products. On December 23, 2021, and in connection with the Arcadia Acquisition, Arcadia Products entered into eight new leases with Alpine Universal, Inc. (“Alpine”), of which James Schladen, President and a director of Arcadia Products, owns 13%, and Gerard Munera, a director and indirect owner of Arcadia Products, owns 51%. These leases support Arcadia Products’ manufacturing, warehouse and distribution centers. The table below sets forth the following information for each lease: (a) the lease location, (b) the expiration date of the current lease term, (c) the aggregate amount of lease payments due during fiscal 2025 through the end of the current term, and (d) the approximate dollar value of Mr. Schladen’s interest in the lease transactions.

Lease Location	Current Lease Term Expiration Date	Aggregate Amount of Lease Payments Due During Fiscal 2025 Through End of Current Term	Approximate Dollar Value of Mr. Schladen’s Interest in the Lease Transactions
Hayward, CA	December 22, 2027	$1,222,471	$158,921
Vernon, CA	December 22, 2031	$7,657,118	$995,425
Vernon, CA	December 22, 2031	$6,209,828	$807,278
Sacramento, CA	December 22, 2027	$321,703	$41,821
Stamford, CT	December 22, 2026	$813,757	$105,788
Phoenix, AZ	December 22, 2028	$1,347,175	$175,133
Tucson, AZ	December 22, 2027	$2,239,857	$291,181
Las Vegas, NV	December 22, 2028	$3,272,490	$425,424
●Michael Schladen, son of James Schladen, was employed by Arcadia Products from June 2012 to April 5, 2024 and was rehired on February 4, 2025. He currently serves as Vice President, Arcadia Residential, reporting to the CFO of Arcadia Products. In 2025, Michael Schladen received total compensation of $213,162. His current compensation includes a base salary of $255,000, a target bonus of $76,500 (30%), a LTI target of $51,000 (20%) and an auto allowance of $800. Michael Schladen’s compensation was established in accordance with the Company’s standard compensation policies and is consistent with that of similarly situated employees. James Schladen did not participate in decisions regarding Michael Schladen’s employment or compensation.

74	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,
ERIC V. WALTER
Chief Financial Officer
Accompanying this proxy statement is a copy of our Annual Report to Stockholders, which includes our Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2025. Additional copies of the Annual Report and the Form 10-K are available without charge upon written request to: Corporate Secretary, DMC Global Inc., 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021.

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APPENDIX A DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN (AMENDED AND RESTATED)
1)ESTABLISHMENT, OBJECTIVES AND DURATION
a)Establishment of the Plan. DMC Global Inc. (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “DMC Global Inc. 2025 Omnibus Incentive Plan” (such plan, as it may be amended and/or restated, the “Plan”). The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Other Stock-Based Awards and Cash-Based Awards. The Plan is effective as of May 14, 2025 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company. The Plan was amended and restated effective May 13, 2026. Definitions of capitalized terms used in the Plan are contained in the attached Glossary, which is incorporated herein by reference and deemed to constitute part of the Plan.
b)Objectives of the Plan. The objectives of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make or are expected to make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.
c)Duration of the Plan. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.
2)ADMINISTRATION OF THE PLAN
a)The Committee. The Plan shall be administered by the Compensation Committee of the Board or such other committee (including, without limitation, the full Board) as the Board shall select (the “Committee”) consisting of two (2) or more members of the Board each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an “independent director” under applicable stock exchange rules if and to the extent required. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.
b)Authority of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to:
i)select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;
ii)determine whether and to what extent Awards are granted hereunder;
iii)determine the size and types of Awards granted hereunder;
iv)approve forms of Award Agreements for use under the Plan;
v)determine the terms and conditions of any Award granted hereunder;
vi)establish performance goals for any Performance Period and determine whether such goals were satisfied;
vii)amend the terms of any outstanding Award granted under the Plan, provided

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that, except as otherwise provided in Section 18 or in connection with a Change in Control, no such amendment shall reduce the Exercise Price of outstanding Options or the Exercise Price of outstanding SARs without the approval of the stockholders of the Company, and provided further, that any amendment that would materially adversely affect the Participant’s rights under an outstanding vested Award shall not be made without the Participant’s written consent (unless otherwise permitted under Section 20 herein);
viii)correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award or Award Agreement;
ix)construe and interpret the terms of the Plan and any Award or Award Agreement entered into under the Plan, and to decide all questions of fact arising in its application; and
x)take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.
In addition, (x) the Committee shall have the authority to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any Participant; and (y) the Committee may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account Code Section 409A considerations). The Committee’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Employees, Directors or Consultants under any other compensation plan, program or arrangement of the Company or an Affiliate. In addition, the Committee shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) or other arrangements as the Committee determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States.
c)Authority to Delegate. As permitted by Applicable Laws, the Committee may delegate its authority as identified herein, including the power and authority to make Awards to Participants who are not “insiders” subject to Section 16(b) of the Exchange Act, pursuant to such conditions and limitations as the Committee may establish. To the extent that the Committee has delegated authority to grant Awards pursuant to this Section 2(c), references to the “Committee”
shall include references to such delegee, subject, however, to the requirements of the Plan, Rule 16b-3 of the Exchange Act and other Applicable Laws.
d)Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company and all persons having or claiming an interest in any Award granted under the Plan.
e)Minimum Vesting Period. Notwithstanding the provisions of Section 2(b), Awards granted to a Participant under the Plan shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year (with no installment vesting during such first year); provided, however, that (i) the Committee may provide for the acceleration of vesting and/or exercisability of any Award in its discretion, including but not limited to in cases of death, Disability or other termination of employment or service or (to the extent provided in Section 19 herein) a Change in Control or a Subsidiary Disposition; (ii) the Committee may provide for the grant of an Award to any Participant without a minimum vesting period or with a shorter minimum vesting period, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 3(a) herein, upon such terms and conditions as the Committee shall determine; (iii) the Committee also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions or Awards that are granted in exchange for foregone cash compensation; and (iv) with respect to Awards granted to Directors, the minimum vesting period shall be the first to occur of (X) the one year anniversary of the grant date of such Award or (Y) the date of the next annual meeting following the stockholders meeting at which Directors were elected or appointed to the Board, so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks.
f)Modification of Performance Measures. The Committee shall adjust or modify Performance Measures or other performance factors or criteria or terms or conditions of Awards due to material transactions, restructurings, discontinued operations, extraordinary items, events or developments or in recognition of, or in anticipation of, any other unusual, infrequent or non-recurring

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items, as well as the cumulative effects in Applicable Laws, accounting principles or business conditions, each as determined by the Committee. By way of example but not limitation, the Committee may provide with respect to any Award that any evaluation of performance shall exclude or otherwise objectively adjust for any material specified circumstance or event that occurs during a performance period, including circumstances or events such as the following: (i) asset write-downs or impairment charges; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting standards or principles or other laws or regulations; (iv) any reorganization and restructuring programs; (v) extraordinary non-recurring items as described in then-current accounting principles; (vi) extraordinary non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q; (vii) acquisitions or divestitures; (viii) a change in the Company’s fiscal year; (ix) any other specific unusual or infrequent events; and/or (x) foreign exchange gains and losses.
3)SHARES SUBJECT TO THE PLAN; EFFECT OF GRANTS; AWARD LIMITATIONS
a)Number of Shares Available for Grants. Subject to adjustment as provided in Section 18 hereof, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall not exceed the sum of (i) 1,260,000 Shares plus (ii) any Shares remaining available for the grant of awards as of the Effective Date under the Prior Plan, plus (iii) any Shares subject to an award granted under the Prior Plan, which award is forfeited, cash-settled, cancelled, terminated, expires or lapses for any reason after the Effective Date without the issuance of Shares or pursuant to which such Shares are forfeited. The Shares to be issued pursuant to the Awards may be authorized but unissued Shares or treasury Shares. If the Plan is approved, no further awards shall be granted under the Prior Plan on or after the Effective Date, although Prior Plan awards that are outstanding as of such date shall continue in accordance with their terms.
b)Limits on Awards. Subject to adjustment as provided in Section 18 hereof:
i)The maximum aggregate number of Shares that may be issued under the Plan pursuant to the grant of Incentive Stock Options shall not exceed 1,260,000 Shares;
ii)With respect to Directors, in any 12-month period, the maximum number of Shares subject to Awards granted during any 12-month period to any non-employee Director, taken together with cash-denominated Awards under the Plan and any cash fees paid during such 12-month period to such Director in respect of service as a member of the Board, shall not exceed $900,000 in total value (calculating the value of any such Awards settled in, or with value based on, Shares based on the Fair Market Value per Share on the date of grant of such an Award). (For purposes of this Section 3(b)(ii), an Option and Tandem SAR shall be treated as a single Award.).
c)Additional Share Counting Provisions. The following provisions shall apply with respect to the share limitations of Section 3(a):
i)For purposes of determining the number of Shares to be counted against the maximum share limit set forth in Section 3(a), each Share subject to an Award shall be counted against the limit as one (1) share.
ii)To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any such unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.
iii)Awards settled in cash shall not be counted against the share limitations stated in Section 3(a) herein.
iv)Dividends, including dividends paid in Shares, or Dividend Equivalents paid in cash in connection with outstanding Awards, will not be counted towards the share limitations in Section 3(a).
v)To the extent that the full number of Shares subject to an Award other than an Option or SAR is not issued for any reason (and except as otherwise provided in Section 3(c)(vi) herein), including by reason of failure to achieve maximum performance factors or criteria, only the number of Shares issued and delivered shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

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vi)Notwithstanding the foregoing provisions of Section 3(c), the following Shares may not again be made available for issuance as Awards under the Plan: (A) Shares withheld from an Award or delivered by a Participant to satisfy tax withholding requirements for Awards; (B) Shares not issued or delivered as a result of the net settlement of an outstanding Award; (C) Shares withheld or delivered to pay the Exercise Price related to an Award; and (D) Shares repurchased on the open market with the proceeds of the Exercise Price of an Option.
vii)Further, (A) Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan and (B) available Shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of Shares available under the Plan, subject, in the case of both (A) and (B) herein, to applicable stock exchange listing requirements.
4)ELIGIBILITY AND PARTICIPATION
a)Eligibility. Persons eligible to participate in the Plan include all Employees, Directors and Consultants; provided, that, with respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Laws (including, to the extent applicable, the registration provisions of the federal securities laws, Code Section 409A and Code Section 424(a)).
b)Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. The Committee may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.
5)TYPES OF AWARDS
a)Type of Awards. Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Other Stock-Based Awards and Cash-Based Awards.
b)Designation of Award. Each Award shall be designated in the Award Agreement.
6)OPTIONS
a)Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. Notwithstanding the preceding sentence, Incentive Stock Options may be granted only to eligible Employees. An Option may be granted with or without a Tandem SAR.
b)Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine including, but not limited to, the Option vesting schedule, forfeiture provisions, form of payment (cash, Shares or other consideration) upon settlement of the Award and payment contingencies. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Options that are intended to be Incentive Stock Options shall be subject to the limitations set forth in Code Section 422.

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c)Exercise Price. Except for Options adjusted pursuant to Section 18 herein, the Exercise Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.
i)However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or a Parent or any Subsidiary, the Exercise Price for each grant of an Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted. For this purpose, an individual will be deemed to own stock which is attributable to him or her under Code Section 424(d).
ii)In addition, the aggregate Fair Market Value, as of the date of grant, of the Shares with respect to which an Incentive Stock Option first becomes exercisable during any calendar year may not exceed $100,000. For purposes of this $100,000 limit, the Participant’s Incentive Stock Options under this Plan and all other plans maintained by the Company, its Parents and its Subsidiaries shall be aggregated. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limitation on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit shall be automatically incorporated herein. To the extent any Incentive Stock Option is first exercisable by a Participant in excess of his or her $100,000 limit, the excess shall be treated as a Nonqualified Stock Option for all purposes.
iii)Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Exercise Price not equal to one hundred percent (100%) of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).
d)Term of Options. The term of an Option granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years from the date on which the Option is granted. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or a Parent or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Any Option or portion thereof not exercised before expiration of the Option Period shall terminate.
e)Exercise of Options. Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Notwithstanding the foregoing, unless the Committee determines otherwise, in the event that any portion of an exercisable Option is scheduled to expire on the last day of the Option Period or otherwise scheduled to expire pursuant to the applicable Award Agreement and both (A) the date on which such portion of the Option is scheduled to expire falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by Applicable Laws to be imposed) and (B) the Exercise Price per Share of such portion of the Option is less than the Fair Market Value, then on the date that such portion of the Option is scheduled to expire, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a net settlement of both the Exercise Price and the applicable withholding taxes due (if any) upon such automatic exercise (as described in Section 6(f) (iii), below), and the net number of Shares resulting from such automatic exercise (or the cash equivalent thereof) shall be delivered to the Participant as soon as practicable thereafter.
f)Payments. Options granted under this Section 6 shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of payment of the Exercise Price. The Exercise Price of an Option shall be payable to the Company:
i)in cash or its equivalent;
ii)by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;
iii)by Shares withheld upon exercise;

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iv)by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Exercise Price;
v)in any other manner then permitted by the Committee; or
vi)by a combination of any of the permitted methods of payment.
The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Laws or otherwise.
g)Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions, if any, shall be determined in the sole discretion of the Committee, need not be uniform among all Options and may reflect distinctions based on the reasons for termination of employment or service.
h)Notice of Disposition. If Shares acquired upon exercise of an Incentive Stock Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.
7)STOCK APPRECIATION RIGHTS
a)Grant of SARs. Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR. A SAR shall be considered to be granted on the date that the Committee acts to grant the SAR, or on such other date as may be established by the Committee in accordance with Applicable Law.
b)Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR and such other provisions as the Committee shall determine.
c)Exercise Price. The Exercise Price per Share of a Freestanding SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR, and the Exercise Price per Share of a Tandem SAR shall equal the Exercise Price of the related Option; provided, however, that these limitations shall not apply to Awards that are adjusted pursuant to Section 18 herein. Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with an Exercise Price per Share not equal to at least one hundred percent (100%) of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).
d)Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years or, in the case of Tandem SARs, such shorter Option Period as may apply to the related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Committee shall terminate.
e)Exercise of SARs.
i)A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable (and may be subject to such additional limitations on exercisability as the Committee may provide in an Award Agreement), and in no event after the complete termination or full exercise of the related Option. To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option. The exercise of all or part of a Tandem SAR shall result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised. Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR shall similarly be forfeited.
1)Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option: (A) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (B) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent

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(100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (C) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.
ii)Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement.
iii)Notwithstanding the foregoing, unless the Committee determines otherwise, in the event that any portion of an exercisable SAR is scheduled to expire on the last day of the SAR Period or otherwise scheduled to expire pursuant to the applicable Award Agreement and both (A) the date on which such portion of the SAR is scheduled to expire falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by Applicable Laws to be imposed) and (B) the Exercise Price per Share of such portion of the SAR is less than the Fair Market Value, then on the date that such portion of the SAR is scheduled to expire, such portion of the SAR (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a net settlement of both the Exercise Price and the applicable withholding taxes due (if any) upon such automatic exercise (as described in Section 8(f), below), and the consideration payable upon such automatic exercise shall be delivered to the Participant as soon as practicable thereafter.
f)Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
i)the difference, if any, between the Fair Market Value of a Share on the date of exercise over the Exercise Price per Share; by
ii)the number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
g)Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions, if any, shall be determined in the sole discretion of the Committee, need not be uniform among all SARs and may reflect distinctions based on the reasons for termination of employment or service.
8)RESTRICTED STOCK
a)Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
b)Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.
c)Period of Restriction and Other Restrictions. Subject to the provisions of Section 2(e) herein, the Committee shall determine the nature, length and starting date of the Period of Restriction and shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, continued service or employment for a certain period of time, additional time-based restrictions, a combination of attainment of performance objectives and continued service, Disability, death or other termination of employment or service, restrictions under Applicable Laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or any combination of any such or other conditions. The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place thereon a legend and institute stop-transfer orders on such Shares, and the Participant shall be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.

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d)Removal of Restrictions. Subject to Applicable Laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares.
e)Vesting of Restricted Stock. Subject to the terms of the Plan, the Committee shall have sole authority to determine whether and to what degree Awards of Restricted Stock have vested and been earned and are payable and to establish and interpret the terms and conditions of such Awards of Restricted Stock.
f)Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Laws, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.
g)Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock and may reflect distinctions based on the reasons for termination of employment or service.
9)RESTRICTED STOCK UNITS
a)Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
b)Award Agreement. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the applicable Period of Restriction, the number of Restricted Stock Units granted and such other provisions as the Committee shall determine.
c)Value of Restricted Stock Units. The initial value of a Restricted Stock Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 18 herein.
d)Period of Restriction. Subject to the provisions of Section 2(e) herein, the Committee shall determine the nature, length and starting date of the Period of Restriction and shall impose such other conditions and/or restrictions on any Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, a requirement that the issuance of Shares related to such Restricted Stock Units be delayed, restrictions based upon the achievement of specific performance goals, continued service or employment for a certain period of time, additional time-based restrictions, a combination of attainment of performance objectives and continued service, Disability, death or other termination of employment or service, restrictions under Applicable Laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock Units or any combination of any such or other conditions.
e)Vesting of Restricted Stock Units. Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Committee shall have sole authority to determine whether and to what degree Awards of Restricted Stock Units have vested and been earned and are payable and to establish and interpret the terms and conditions of such Awards of Restricted Stock Units.
f)Form and Timing of Payment. Except as otherwise provided in Section 18 herein or a Participant’s Award Agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction. The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof).
g)Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
h)Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units and may reflect distinctions based on the reasons for termination of employment or service.

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10)PERFORMANCE SHARES
a)Grant of Performance Shares. Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. An Award of a Performance Share is a grant of a right to receive Shares, the cash value thereof or a combination thereof (in the Committee’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a Share.
b)Award Agreement. Each grant of Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Performance Period(s) and Performance Measure(s), the number of Performance Shares granted and such other provisions as the Committee shall determine.
c)Performance Period. Subject to the provisions of Section 2(e) herein, the Committee shall determine the nature, length and starting date of the Performance Period and shall determine the conditions which must be met in order for a grant of Performance Shares to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Disability, death or other termination of employment or service or a combination of any such or other conditions.
d)Value of Performance Shares. The initial value of a Performance Share shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 18 herein.
e)Earning of Performance Shares. Subject to the terms of the Plan (and taking into account Code Section 409A considerations), the Committee shall have sole authority to determine whether and to what degree grants of Performance Shares have been earned and are payable and to interpret the terms and conditions of grants of Performance Shares and the provisions of this Section 10.
f)Form and Timing of Payment. Except as otherwise provided in Section 18 herein or a Participant’s Award Agreement, payment of Performance Shares shall be made at a specified settlement date that shall not be earlier than the last day of the Performance Period. The Committee, in its sole discretion, may pay earned Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof).
g)Voting Rights. A Participant shall have no voting rights with respect to any Performance Shares granted hereunder.
h)Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to receive a payout respecting an Award of Performance Shares following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants and may reflect distinctions based on the reasons for termination of employment or service.
11)PERFORMANCE SHARE UNITS
a)Grant of Performance Share Units. Subject to the terms and conditions of the Plan, Performance Share Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. An Award of a Performance Share Unit is a grant of a right to receive Shares or a designated dollar value amount of Common Stock, which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Committee at the time of grant.
b)Award Agreement. Each grant of Performance Share Units shall be evidenced by an Award Agreement that shall specify the number of Performance Share Units granted, the Performance Period(s) and Performance Measure(s), the performance goals and such other provisions as the Committee shall determine.
c)Performance Period. Subject to the provisions of Section 2(e) herein, the Committee shall determine the nature, length and starting date of the Performance Period and shall determine the conditions which must be met in order for an Award of Performance Share Units to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance

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objectives and continued service, Disability, death or other termination of employment or service or a combination of any such or other conditions.
d)Value of Performance Share Units. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Share Units that will be paid out to the Participants.
e)Earning of Performance Share Units. Subject to the terms of the Plan (and taking into account Code Section 409A considerations), the Committee shall have sole authority to determine whether and to what degree grants of Performance Share Units have been earned and are payable and to interpret the terms and conditions of grants of Performance Share Units and the provisions of this Section 11.
f)Form and Timing of Payment. Except as otherwise provided in Section 18 herein or a Participant’s Award Agreement, payment of earned Performance Share Units shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Share Units in cash or in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Share Units (or a combination thereof).
g)Voting Rights. A Participant shall have no voting rights with respect to any Performance Share Units granted hereunder.
h)Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to receive a payout respecting an Award of Performance Share Units following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Share Units and may reflect distinctions based on reasons for termination of employment or service.
12)OTHER STOCK-BASED AWARDS
a)Grant. The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee and the payment of Shares in lieu of cash under other Company incentive or bonus programs.
b)Period of Restriction. Subject to the provisions of Section 2(e) herein, the Committee shall determine the nature, length and starting date of the Period of Restriction and shall impose such other conditions and/or restrictions on any Awards granted pursuant to this Section 12 as it may deem advisable.
c)Payment of Other Stock-Based Awards. Subject to Section 12(b) hereof, payment under or settlement of any Other Stock-Based Awards shall be made in such manner and at such times as the Committee may determine.
d)Termination of Employment or Service. The Committee shall determine the extent, if any, to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards and may reflect distinctions based on the reasons for termination of employment or service.
13)CASH-BASED AWARDS
a)Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
b)Award Agreement. Each grant of a Cash-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions, restrictions and contingencies, if any, as the Committee shall determine and as set forth in the Award Agreement.
c)Form and Timing of Payment. Except as otherwise provided in Section 18 herein or a Participant’s Award Agreement, payment of Cash-Based Awards shall be made in cash at a specified payment date that shall not be earlier than the last day of the relevant restriction period or performance period, if applicable.
d)Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting a Cash-Based Award following termination of the

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Participant’s employment with or service to the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants and may reflect distinctions based on the reasons for termination of employment or service.
14)DIVIDENDS AND DIVIDEND EQUIVALENTS
At the discretion of the Committee, Awards other than Options or SARs may provide Participants with the right to receive Dividends or Dividend Equivalents; provided, however, that Dividends and Dividend Equivalents (whether paid in cash or Shares), if any, on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying Award (or relevant portion thereof) has vested and/or been earned. Any crediting of Dividends or Dividend Equivalents may be subject to such additional restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or share equivalents. Notwithstanding the other provisions herein, any Dividends or Dividend Equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related Dividends or Dividend Equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and Dividends or Dividend Equivalents are in compliance with Code Section 409A.
15)TRANSFERABILITY OF AWARDS
Incentive Stock Options may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than transfers for no consideration by will or by the laws of descent and distribution, or, in the Committee’s discretion, such transfers for no consideration as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c) or any successor provisions thereto. Awards other than Incentive Stock Options may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than transfers for no consideration by will or the laws of descent and distribution, except for transfers for no consideration if and to the extent permitted by the Committee in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option or SAR shall be exercisable during a Participant’s lifetime only by such Participant or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
16)WITHHOLDING OF TAXES
The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for Shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Committee may in its discretion establish procedures to require (or permit) a recipient to satisfy such obligations in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to deliver to the Company Shares held by the Participant (which are fully vested and not subject to any pledge or other security interest) or to have the Company withhold Shares from the Shares to which the recipient is otherwise entitled. The number of Shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Committee in a manner in accordance with Applicable Laws and applicable accounting principles), the amount of such obligations being satisfied. Such withholding obligations shall be subject to such terms and procedures as may be established by the Committee. The Participant shall remain responsible at all times for paying any federal, state, foreign and/or local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant incurs by failing to make timely payments of tax or otherwise.

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17)CONDITIONS UPON ISSUANCE OF SHARES
a)The Company may impose such restrictions on Awards, Shares, cash and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, Shares shall not be issued, delivered or transferred pursuant to the exercise or vesting of an Award, and the Company shall not make any other distribution of benefits under the Plan or take any other action unless the exercise or vesting of such Award and/or such delivery, distribution or action shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company will be under no obligation to register Shares or other securities with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Laws or as may be advised by legal counsel.
b)As a condition to the exercise or vesting of an Award, the issuance and delivery of Shares or cash pursuant thereto or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of Shares, and any employment, consulting, non-competition, confidentiality, non-solicitation, non-disparagement or other agreements or provisions imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of Shares issued under the Plan shall be permitted to transfer such Shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Laws. The Committee reserves the right to impose other requirements on an Award and the Shares or cash issuable pursuant to an Award to the extent that the Committee determines it is necessary or advisable for legal or administrative reasons, and to require a Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. The receipt of Shares, cash or any other benefit under the Plan by a Participant or any other holder shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such Shares to the restrictions described in the Plan, the Award Agreement and any other applicable agreements and Applicable Laws.
18)ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
In the event of any non-reciprocal transaction between the Company and the stockholders of the Company that causes the per share value of Shares underlying an Award to change, such as a stock dividend, stock split distributable in Shares or reverse stock split, spin off, rights offering, recapitalization through a large, nonrecurring cash dividend or any combination or reclassification of the Common Stock, and in the event of any other change in corporate capitalization affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), such as a merger, change in control, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or similar transaction or event involving the Company, or any partial or complete liquidation of the Company, the Company, in its sole discretion, may cause there to be made an equitable adjustment to the number and type of shares that may be issued under the Plan, or to any individual under the Plan, to the number and type of shares or other property subject to and the exercise price (if applicable) of any then outstanding Awards, and to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable, and such adjustment shall be conclusive and binding for all purposes of the Plan. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities of any type or class.

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19)CHANGE IN CONTROL, CASH-OUT AND TERMINATION OF UNDERWATER OPTIONS/SARS AND SUBSIDIARY DISPOSITION
a)Change in Control. Except as otherwise provided in a Participant’s Award Agreement or pursuant to Section 19(b) hereof, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under Applicable Laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:
i)any and all outstanding Options and SARs granted hereunder shall become immediately exercisable unless such Awards are assumed or substituted by the continuing entity on substantially equivalent terms or with substantially equivalent economic benefits (as determined by the Committee prior to the Change in Control); provided, however, that in the event of a Participant’s Continuous Service is terminated without Cause within twenty-four (24) months following consummation of a Change in Control, any assumed or substituted awards shall become immediately exercisable;
ii)any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash-Based Awards shall lapse unless such Awards are assumed or substituted by the continuing entity on substantially equivalent terms or with substantially equivalent economic benefits (as determined by the Committee prior to the Change in Control); provided, however, that in the event that a Participant’s Continuous Service is terminated without Cause within twenty-four (24) months following consummation of a Change in Control, the Period of Restriction on any assumed or substituted awards shall lapse upon such termination; and
iii)any and all Performance Shares, Performance Share Units and other Awards (if performance-based) shall vest and be paid based on the greater of actual performance or target performance unless such Awards are assumed or substituted by the continuing entity on substantially equivalent terms or with substantially equivalent economic benefits (as determined by the Committee prior to the Change in Control); provided, however, that in the event that the Participant’s Continuous Service is without Cause within twenty-four (24) months following consummation of a Change in Control, the performance conditions and other restrictions applicable to the assumed or substituted award shall lapse (and vesting and earning of such award shall accelerate) upon such termination.
With respect to paragraphs (i), (ii) and (iii) of Section 19(a) above, the Award Agreement may provide that any assumed or substituted awards will become immediately exercisable or any Period of Restriction shall lapse in the event of a termination of a Participant’s Continuous Service by the Participant for “good reason” as such term is defined in such Award Agreement or any employment, change in control, severance, consulting or other similar agreement, plan or policy applicable to such Participant.
b)Cash-Out and Termination of Underwater Options/SARs. The Committee may, in its sole discretion, provide that:
i)all outstanding Options and SARs shall be terminated upon the occurrence of a Change in Control and that each Participant shall receive, with respect to each Share subject to such Options or SARs, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Option Exercise Price or the SAR Exercise Price; and
ii)Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment therefore if the Fair Market Value of a Share as of the date of the Change in Control is less than the Option Exercise Price or the SAR Exercise Price.
c)Subsidiary Disposition. The Committee shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date

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of the Subsidiary Disposition. The Committee may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.
d)Effect of Change in Control or Other Agreement. Notwithstanding any other provision of the Plan to the contrary, and unless an individual Award Agreement expressly provides otherwise, in the event that a Participant has entered into or is a participant in a change in control, employment, severance, consulting or similar agreement, plan or policy with or established by the Company or an Affiliate, the Participant shall be entitled to the greater of the benefits provided upon a Change in Control under the Plan or the benefits provided upon a change of control of the Company under the other respective agreement, plan or policy, and such other respective agreement, plan or policy shall not be construed to reduce in any way the benefits otherwise provided to a Participant upon the occurrence of a Change in Control as defined in the Plan.
20)AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN
a)Amendment, Modification and Termination of Plan. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval if required under Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon.
b)Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 19 hereof) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
c)Awards Previously Granted. The Committee may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Sections 20(b) and (d)) such amendment, alteration, suspension or termination of an Award shall not, without the written consent of a Participant with respect to an outstanding Award, materially adversely affect the rights of the Participant with respect to the Award.
d)Amendments to Comply with Applicable Laws. Notwithstanding the provisions of this Section 20, the Committee shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Laws or changes to Applicable Laws (including but in no way limited to Code Section 409A and Code Section 422 and federal securities laws).
e)No Repricing. Except for adjustments made pursuant to Section 18 or in connection with a Change in Control, the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or SARs; (B) exchange outstanding Options or SARs for cash, for Options or SARs with an Exercise Price that is less than the Exercise Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Exercise Price above the Fair Market Value of the Common Stock; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which Shares are listed.
21)RESERVATION OF SHARES
a)The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
b)The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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22)RIGHTS OF PARTICIPANTS
a)Continued Employment or Service. Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall not confer upon any Participant any right with respect to continuation of employment or service with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or service at any time and for any reason or no reason. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Committee, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service.
b)Participant. The Company shall have no obligation to treat Participants or Awards uniformly. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose. The Company has no obligation to notify a Participant or any other person of the expiration or pending expiration of an Award.
23)SUCCESSORS
All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company, and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors. All obligations of Participants under the Plan and with respect to Awards shall be binding on such Participants, their executors, administrators and permitted transferees and beneficiaries.
24)LEGAL CONSTRUCTION; GENERAL PROVISIONS
a)Gender, Number and References. Except where otherwise indicated by the context, any masculine term used herein also shall include any other gender, the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or any Award Agreement or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation, unless the Committee determines otherwise.
b)Severability. In the event any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Award Agreement, and the Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.
c)Requirements of Law. The granting of Awards and the issuance of Shares or cash under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required. To the extent that any
Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants .
d)Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Any and all disputes between a Participant or person claiming through him or her and the Company or any Affiliate relating to the Plan or an Award shall be brought only in the state

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courts located in Denver, Colorado, or the United States District Court for the District of Colorado, as appropriate.
e)Unfunded Plan. The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to Shares or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.
f)Non-Exclusive Plan.
i)The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Committee.
ii)Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall affect any incentive arrangement in effect for the Company or any Affiliate, nor shall they be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements for employees or service providers of the Company or any Affiliate as it may deem desirable.
g)Stockholder Rights. Except as otherwise determined by the Committee (and subject to the provisions of Section 9(c) regarding Awards of Restricted Stock), a Participant and his or her legal representative, legatees or distributees shall not be deemed to be the holder of any Shares subject to an Award and shall not have any rights of a stockholder unless and until certificates for such Shares have been issued and delivered to him or them under the Plan. A certificate or certificates for Shares acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated Shares, other written notice of ownership in accordance with Applicable Laws shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Exercise Price (except as may otherwise be determined by the Company in the event of payment of the Exercise Price pursuant to Section 6(f)(iv)). Except as otherwise provided in Section 9(d) regarding Awards of Restricted Stock or otherwise determined by the Administrator, a certificate for any Shares issuable pursuant to an Award of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units or Other Stock-Based Awards shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated Shares, other written notice of ownership in accordance with Applicable Laws shall be provided) after the Award (or portion thereof) has vested and been earned.
h)Beneficiary Designation. The Committee may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Committee determines otherwise. The Committee shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Committee.
i)Right to Offset. Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.
j)Uncertificated Shares. Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of

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Shares, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s certificate of incorporation or bylaws or by Applicable Laws (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).
k)Income and Other Taxes. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any income or excise taxes and penalties arising under Code Section 409A), and the Company shall not have any obligation to indemnify, gross up or otherwise hold any Participant or any other person harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.
l)Effect of Certain Changes in Status. Notwithstanding the other terms of the Plan or an Award Agreement, the Committee has sole discretion to determine (taking into account Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director or Consultant changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.
m)Stockholder Approval. The Plan is subject to the approval of the stockholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date. Amendments to the Plan shall be subject to stockholder approval if and to the extent required under Applicable Laws.
n)Deferrals: Subject to the provisions of this Section 24(n) and Section 25, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Committee and to any applicable Code Section 409A requirements.
o)Fractional Shares. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of Shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share and (ii) no fractional Shares shall be issued.
The Committee may, in its discretion, determine that a fractional Share shall be settled in cash.
p)Compliance with Recoupment, Ownership and Other Policies or Agreements. Notwithstanding anything in the Plan or an Award Agreement to the contrary, the Committee may, at any time, consistent with, but without limiting, the authority granted in Section 2(b) herein, in its discretion provide that an Award, Shares, cash or other benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality or other restrictive covenants or other conduct by the Participant that is determined by the Committee to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to participation in the Plan, each Participant shall be deemed to have agreed to comply with the Company’s Clawback Policy(ies), Stock Ownership and Equity Retention Policy(ies) and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under an Award Agreement, other agreement or arrangement and/or Applicable Laws. By participating in the Plan, a Participant shall be deemed to have consented to the provisions of the Plan, including but not limited to this Section 24(p).
q)Attestation. Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Exercise Price of an Award or taxes relating to the exercise, vesting or earning of an Award by delivering Shares, the Participant may, unless the Committee determines otherwise and subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Award as exercised, vested or earned without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise, vesting or earning of the Award, as appropriate.
r)Plan Controls. Unless the Committee determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan

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will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Award Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan.
s)Indemnification. No member of the Board or Committee, as applicable, shall be liable while acting as the administrator of the Plan for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. In addition to such other rights of indemnification as members of the Board or the Committee or officers or employees of the Company or an Affiliate to whom authority to act for the Board or the Committee is delegated may have under the Company’s certificate of incorporation, bylaws and/or other instrument and/or pursuant to Applicable Laws, such individuals shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which any such individual may be a party by reason of any action taken or failure to act under or in connection with the Plan or any right granted hereunder and against all amounts paid by such individual in a settlement thereof that is approved by the Company’s legal counsel or paid in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be formally determined that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that any such individual shall give the Company an opportunity, at its own expense, to defend the same before such individual undertakes to defend such action, suit or proceeding.
t)Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver to and obtain a Participant’s acceptance of any documents related to an Award that may be granted under the Plan by electronic means or request such Participant’s consent to participate in the Plan by electronic means.
25)CODE SECTION 409A COMPLIANCE
Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of Shares or any other benefit issuable pursuant to an Award that are otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (with such distributions that were delayed to be made during the seventh month following separation of service, and any remaining payments due to be made in accordance with the Plan or Award Agreement), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A; and, provided further, if such a distribution is settled in cash in an amount based on the Fair Market Value of the Common Stock, then the Fair Market Value of the
Common Stock shall be determined as of the date of settlement following the expiration of the six-month period unless an Award Agreement provides otherwise. For the purposes herein, the phrase “termination of employment” or similar phrases will be interpreted in accordance with the term “separation from service” as defined under Code Section 409A if and to the extent required under Code Section 409A. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Neither the Company, its Affiliates, the Board, the Committee nor its or their designees or agents makes any representations that the payments or benefits provided under the Plan or an Award Agreement comply with Code Section 409A, and in no event will the Company, its Affiliates, the Board, the Committee nor its or their designees or agents be liable for any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant (or any person claiming through him or her) on account of non-compliance with Code Section 409A.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	93

GLOSSARY OF DEFINED TERMS
1)DEFINITIONS
In addition to other terms defined herein, in an Award Agreement, or in another applicable instrument, the following definitions shall apply:
“Affiliate” means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with, or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.
“Applicable Laws” means the legal requirements (or similar guidance) relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code and the listing or other rules of any applicable stock exchange or national market system. References to applicable legal requirements, including references to any sections or other provisions of applicable legal requirements, shall also refer to any successor provisions thereto unless the Committee determines otherwise.
“Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Other Stock-Based Awards and Cash-Based Awards granted under the Plan.
“Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means a cash-based Award as described in Section 13 herein.
“Cause” means, unless the Committee determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under any Award Agreement or employment, change in control, severance, consulting or other similar plan or agreement with or established by the Company or an Affiliate that is applicable to the Participant, if any, or (ii) if the Participant is not a participant in or has not entered into any such plan or agreement or if any such plan or agreement does not define “Cause,” (A) the willful and continued failure of the Participant substantially to perform the Participant’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness); (B) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or its Affiliates; (C) the Participant’s commission of an act or acts constituting any fraud against, or misappropriation or embezzlement from, the Company or any of its Affiliates; or (D) the Participant’s material breach of any confidentiality, non-solicitation or non-competition covenant entered into between the Participant and the Company. The determination of “Cause” shall be made by the Committee and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a termination for Cause.
“Change in Control” means, except as otherwise may be determined by the Committee:
a)The acquisition any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of at least 25% of either (i) the then outstanding Shares (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, including any acquisition which, by reducing the number of shares outstanding, is the sole cause for increasing the percentage of shares beneficially owned by any such Person to more than the applicable percentage set forth above, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any

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GLOSSARY OF DEFINED TERMS
corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of section (c) of this definition of “Change in Control;” or
b)Individuals who, as of the date hereof, constitute the Board (the “Qualified Board”) cease for any reason within any period of 24 months to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Qualified Board, shall be considered as though such individual were a member of the Qualified Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
c)Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) is represented by Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Outstanding Company Common Stock and Outstanding Company Voting Securities were converted pursuant to such Business Combination) and such ownership of common stock and voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
d)Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding anything to the contrary in this definition of “Change in Control,” a transaction shall not constitute a Change in Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect.
For purposes of determining whether a Change in Control has occurred, with respect to any Person, for all purposes of this Plan, any calculation of the number of Shares or voting securities outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Shares or voting securities of which such Person is the beneficial owner, shall include the number of Shares or voting securities not outstanding at the time of such calculation that such Person is otherwise deemed to beneficially own for purposes of this Plan; provided, however, that the number of Shares or voting securities not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Plan shall not be included for the purpose of computing the percentage of the outstanding Shares or voting securities beneficially owned by any other Person (unless such other Person is also deemed to beneficially own, for purposes of this Plan, such Shares or voting securities not outstanding).
A Person shall be deemed the “beneficial owner”, and to have “beneficial ownership” of, and to “beneficially own”, any securities as to which such Person or any of such Person’s affiliates or associates is or may be deemed to be the beneficial owner, directly or indirectly, pursuant to Rules 13d-3 and 13d-5 under the Exchange Act. As used in this paragraph, the terms

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GLOSSARY OF DEFINED TERMS
“affiliate” and “associate” have the meanings ascribed to them in Rule 12b-2 under the Exchange Act.
Notwithstanding the preceding provisions, in the event that any compensation paid under the Plan is deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then payment to be made upon a Change in Control may be permitted, in the Board’s discretion (if and to the extent permitted under Code Section 409A), upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.
The Committee shall have full and final authority, in its discretion (subject to any Code Section 409A considerations), to determine whether a Change in Control has occurred, the date of the occurrence of such Change in Control, and any incidental matters related thereto.
“Code” means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.
“Committee” means the Committee, as specified in Section 2(a), appointed by the Board to administer the Plan. For clarity, the term “Committee” includes the Board (or subcommittee of the Committee or other committee of the Board) if exercising the authority of the Committee under the Plan.
“Common Stock” means the common stock of the Company, par value $1.00 per share, or any successor securities thereto.
“Company” means DMC Global Inc. and any successor thereto as provided in Section 23 herein. In the Committee’s discretion, the term “Company” may also refer to the Company and any or all of its Affiliates.
“Consultant” means any independent contractor, non-employee consultant or advisor providing services (other than capital raising services) to the Company or an Affiliate.
“Continuous Service” means, except as may otherwise be determined by the Committee, that the provision of services to the Company or any Subsidiary in any capacity of Employee, Director or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company, (ii) any change in position; provided, that the Participant remains as one of an Employee, Director or Consultant or (iii) transfers between locations of the Company or between the Company, any Affiliate, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.
“Director” means any individual, who is not an Employee, who is a member of the Board of Directors of the Company or a Subsidiary.
“Disability” means, except as may otherwise be determined by the Committee (taking into account any Code Section 409A considerations), the Participant’s entitlement to long-term disability benefits pursuant to the long-term disability plan maintained by the Company or in which the Company’s employees participate. For purposes of Incentive Stock Options, “Disability” shall have the meaning set forth in Code Section 22(e)(3) if and to the extent required.
“Dividend” means the dividends declared and paid on Shares subject to an Award.
“Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the Dividends declared and paid on an equal number of outstanding Shares.
“Employee” means any employee of the Company or an Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A if and to the extent applicable); provided, however, that with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treasury Regulation Section 1.421-1(h) (or any successor provision related thereto).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price at which an Option or SAR may be exercised by a Participant.
“Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of a Share determined as follows:
a)Where there exists a public market for the Share, the Fair Market Value shall be (A) the closing sales price for a Share on the date an Award is granted or other determination is made (such date, the “valuation date”) (or, if no sales were reported on that date, on the

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GLOSSARY OF DEFINED TERMS
last trading date on which sales were reported) on the principal securities exchange on which the Share is listed for trading, whichever is applicable, or (B) if the Share is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the valuation date (or, if no prices were reported on that date, on the last date such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
b)In the absence of an established market of the type described above, for the Shares, the Fair Market Value thereof shall be determined by the Committee in good faith, and such determination shall be conclusive and binding on all persons.
Notwithstanding the foregoing, (x) with respect to the grant of Incentive Stock Options, the Fair Market Value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422; and (y) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.
“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Section 7 herein.
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422 of the Code.
“Nonqualified Stock Option” means an Option (or portion thereof) that is not intended to meet the requirement or does not meet the requirement of Code Section 422.
“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 6 herein.
“Option Period” means the term of an Option, as provided in Section 6(d), not to exceed ten (10) years.
“Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 12 herein.
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
“Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.
“Performance Measures” means one or more performance factors or criteria which may be established by the Committee with respect to an Award. Performance Measures may be based on such corporate, business unit, division, individual and/or other performance factors or criteria, whether objective or subjective, as the Committee in its discretion may deem appropriate. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or other Affiliates, or one or more of its divisions, departments, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Committee may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after-tax basis, and/or any combination thereof.
“Performance Period” means the period during which a Performance Measure must be met.
“Performance Share” means an Award granted to a Participant, as described in Section 10 herein.
“Performance Share Unit” means an Award granted to a Participant, as described in Section 11 herein.
“Period of Restriction” means the period Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, or Cash-Based Awards are subject to a substantial risk of forfeiture and are not transferable, as provided in Sections 8, 9 and 12 herein.
“Plan” means the DMC Global Inc. 2025 Omnibus Incentive Plan, as amended and/or restated.
“Prior Plan” means the DMC Global Inc. 2016 Omnibus Incentive Plan, as amended and/or restated.
“Restricted Stock” means an Award granted to a Participant, as described in Section 8 herein.
“Restricted Stock Units” means an Award granted to a Participant, as described in Section 9 herein.
“SEC” means the United States Securities and Exchange Commission.
“Share” means a share of Common Stock, subject to adjustment pursuant to Section 18 herein, or any successor securities thereto.
“Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7 herein.

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GLOSSARY OF DEFINED TERMS
“Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, the term “Subsidiary” shall have the meaning ascribed to such term in Code Section 424(f).
“Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary or the Company’s sale or distribution of substantially all of the outstanding capital stock of such Subsidiary.
“Tandem SAR” means a SAR that is granted in connection with a related Option, as described in Section 7 herein.
“Voting Securities” means voting securities of the Company entitled to vote generally in the election of Directors.

98	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

APPENDIX B RECONCILIATION OF NON-GAAP MEASURES
The Company utilizes the following non-GAAP financial measures in operational and financial decision making, and certain measures are also used for management incentive compensation. Management believes these financial measures are useful to investors in understanding the Company’s operating performance, excluding the effects of restructuring, asset impairment, and other nonrecurring charges, as well as its liquidity. The presence of non-GAAP financial measures in this proxy statement is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness. Given that not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to similarly titled measures of other companies.
Net Debt: defined as total debt less consolidated cash, cash equivalents and marketable securities per the Consolidated Balance Sheets.

	December 31,
	2025	2024
Long-term debt	$47,206	$68,318
Current portion of long-term debt	3,438	2,500
Less: Cash and cash equivalents	(31,898)	(14,289)
Net Debt	$18,746	$56,529
EBITDA and Adjusted EBITDA:
●EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.
●Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
●Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
●Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.

DMC GLOBAL INC. ● 2026 PROXY STATEMENT	99

APPENDIX B / RECONCILIATION OF NON-GAAP MEASURES

	Twelve months ended, December 31:
	2025	2024	2023	2022	2021
Net (loss) income	$(11,745)	$(151,960)	$34,759	$13,833	$(1,010)
Interest expense, net	6,493	8,664	9,516	6,187	304
Income tax provision (benefit)	4,066	10,970	15,120	9,376	(1,544)
Depreciation	14,904	13,891	13,840	14,281	11,303
Amortization of purchased intangible assets	19,053	21,155	22,667	36,926	1,391
EBITDA	$32,771	$(97,280)	$95,902	$80,603	$10,444
Stock-based compensation	5,748	6,530	10,115	10,058	6,574
Goodwill impairment	—	141,725	—	—	—
Strategic review and related expenses	2,690	7,765	—	—	—
Restructuring expenses and asset impairments	3,578	2,526	3,766	182	127
CEO transition expenses	520	—	4,343	—	—
Nonrecurring retirement expenses	—	—	—	1,100	—
Amortization of acquisition-related inventory valuation step-up	—	—	—	430	—
Acquisition expenses	—	—	—	—	1,581
Arcadia Products stub period expenses excl. depreciation and amortization	—	—	—	—	1,605
Other expense (income), net	1,076	1,068	1,782	594	(152)
Adjusted EBITDA	$46,383	$62,334	$115,908	$92,967	$20,179
Less: Adjusted EBITDA attributable to redeemable noncontrolling interest	(11,441)	(10,178)	(19,845)	(18,768)	—
Adjusted EBITDA attributable to DMC Global Inc.	$34,942	$52,156	$96,063	$74,199	$20,179
Free Cash Flow and Adjusted Free Cash Flow:
●Free Cash Flow: defined as cash flows from operating activities less net acquisitions of property, plant and equipment
●Adjusted Free Cash Flow: defined as Free Cash Flow plus cash expenses related to restructuring and other nonrecurring items that management does not utilize in assessing DMC’s operating performance.

	Twelve months ended, December 31:
	2025	2024	2023	2022	2021
Net cash provided by (used in) operating activities	$53,534	$46,596	$65,927	$44,936	$(12,812)
Adjustments:
Acquisition of property, plant and equipment	(16,503)	(17,284)	(15,974)	(18,584)	(8,659)
Proceeds from property, plant and equipment reimbursements	5,725	993	—	—	—
Proceeds on sale of property, plant and equipment	47	103	344	62	1,019
Free Cash Flow	$42,803	$30,408	$50,297	$26,414	$(20,452)
Cash paid for strategic review and related expenses	5,933
Cash paid for restructuring expenses	2,375
Cash paid for CEO transition expenses	520
Adjusted Free Cash Flow	$51,631

100	DMC GLOBAL INC. ● 2026 PROXY STATEMENT

DMC™

11800 Ridge Parkway
Suite 300
Broomfield, Colorado 80021

dmcglobal.com

DMC™

VOTE

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You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 PM MDT, on May 12, 2026.

Online
Go to www.investorvote.com/BOOM or scan the QR code — login details are located in the shaded bar below.

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR each Nominee in Proposal 1 and FOR Proposals 2 through 4.

1. Election of Directors:

01 – James O'Leary
02 – John R. Doubman
03 – Ruth I. Dreessen
04 – Michael A. Kelly
05 – Ouma Sananikone
06 – Sharon S. Spurlin

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06
☐	☐	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

04958D

2026 Annual Meeting Admission Ticket

2026 Annual Meeting of DMC Global Inc. Stockholders

May 13, 2026, 8:30 AM MDT
DMC Global Inc.
11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021

Upon arrival, please present this admission ticket and photo identification at the registration desk.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — DMC Global Inc.

2026 Annual Meeting of DMC Global Inc. Stockholders
May 13, 2026, 8:30 AM MDT
11800 Ridge Parkway, Suite 300, Broomfield, CO 80021

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DMC GLOBAL INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS – May 13, 2026

The undersigned hereby constitutes and appoints James O'Leary and Eric V. Walter, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned and vote all shares that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of DMC Global Inc. to be held at 11800 Ridge Parkway, Suite 300, Broomfield, CO 80021, on May 13, 2026, at 8:30 AM MDT, and at any postponements, continuations and adjournments thereof, on all matters as may properly come before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR each nominee in Proposal 1 and FOR Proposals 2, 3 and 4.

(Continued and to be signed on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.